As filed with the Securities and Exchange Commission on April 29, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chairman of the Board and Chief Executive Officer

Neuberger Berman Equity Funds

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C.  20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

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Convergence Fund Commentary

Neuberger Berman Convergence Fund posted a decline for the six months ended February 29, 2008, trailing its S&P 500 benchmark.

The Fund’s primary objective is to invest in telecommunications, media and technology (TMT) stocks that have potential for above-average earnings growth. The Fund focuses on companies that we believe will be major beneficiaries from the convergence of digital technologies on a variety of platforms over time. We actively manage the portfolio, which consists of positions in equity securities covered by Neuberger Berman’s analysts as well as stocks outside of the Firm’s official coverage.

We see a number of catalysts that we believe will continue drawing the TMT sectors together. These include digitalization, broadband connectivity and technology advancement, consumer demand for mobility and control, the increasing mandate for ease of use and flexibility, and the reshaping of the competitive landscape, as companies merge distinct lines of business to gain scale and invest in next-generation services in order to become diversified media distribution networks.

During the reporting period, the stock market declined considerably as volatility increased and concerns over rising oil prices, declining real estate values, a widening trade deficit and a potential recession grew. While the S&P 500 climbed to a record high in early October, it eventually gave up its gains and ended the reporting period with a substantial loss, despite a handful of efforts by the Fed to shore up the economy with rate cuts.

The Fund’s Consumer Discretionary and Telecomm Service holdings, overall, outperformed their sector equivalents, but holdings in Information Technology underperformed.

In Consumer Discretionary, the Fund was underweighted in cable, satellite and media companies. Cable and satellite companies fared poorly during the reporting period, as homeowners hit by foreclosures and other economic struggles disconnected their television services. A noticeable drop in advertising, meanwhile, caused media companies to perform poorly. By underweighting those firms, the Fund’s Consumer Discretionary holdings performed well on a relative basis.

Our Telecomm Services faced challenges, but still outperformed benchmark equivalents. Holdings of firms in Mexico, for example, were harmed by increased competition and moderating growth for demand of wireless communications. However, our holdings in China and other Asian emerging markets performed well, resulting in our Telecomm holdings outperforming their sector counterparts.

Information Technology holdings faced various stock specific issues and underperformed their sector equivalents. Corporations have cut back spending on Information Technology, while merger activity and sluggish results from a company turnaround worked against the Fund’s holdings.

The portfolio management team believes the Fund is well positioned for challenging market conditions. Fund holdings on a portfolio-wide basis have what we believe are attractive valuations, which should help the Fund weather adversity. The management team, meanwhile, is continuing to underweight media companies, which have traditionally been sensitive to slowing economies. At the same time, we believe the Fund’s overseas holdings are positioned to benefit from growing markets in Asia, Latin America and Africa. The management team is also optimistic about growing demands in the US for handheld digital devices. While our Information Technology holdings faced a challenging six months, we think the sector remains promising as many companies will need to improve their Internet bandwidth capabilities to support video communications.

Sincerely,

  BARBARA DORAN &  CHI TSANG

  PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

The portfolio’s concentration in telecommunications, media and technology investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting one or more of the industries in which the portfolio concentrates.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Convergence Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

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Dividend Fund Commentary

For the six months ended February 29, 2008, Neuberger Berman Dividend Fund posted a decline but outperformed the S&P 500 Index.

At least 80% of the Fund’s net assets consist of “buy” rated stocks selected by the Neuberger Berman Research Group with dividend yields at purchase greater than the S&P dividend yield.  Once a stock has been added to the Fund, it continues to be held until it is downgraded. Individual stock selection by the manager accounts for the remaining portion of the Fund’s assets.

During the reporting period, Materials contributed the most to return, as our overweight position relative to the benchmark added outperformance. Consumer Staples also contributed significantly, as despite the underweight to the benchmark, stock picking resulted in greater-than-benchmark returns.

Financials holdings outperformed the benchmark component (both were negative, however) as holdings in non-bank and brokerage stocks held up better than the sector as a whole. Utilities, where we have a large overweight based on our view of the upward trend of earnings in the sector, underperformed the benchmark by a small amount because of stock selection. Valuations in the Utilities sector are being driven higher by the defensive characteristics of the sector and the potential for consolidation in the industry due to the 2006 repeal of the Public Utility Holding Company Act.

In Health Care, where the Fund is underweighted relative to the benchmark, stock picking resulted in a small positive return, as compared to the benchmark’s negative return in the sector. In Industrials, losses in the sector were mitigated somewhat by stock picking, as the Fund outperformed the benchmark.  Energy returns were roughly the same for both the portfolio and the benchmark, and contributed positively, with the Fund’s slight overweight generating a slight outperformance.

Our holdings in Consumer Discretionary and Information Technology detracted from relative performance.  The Consumer Discretionary sector generated negative returns as consumers came under increasing pressure, and the Fund’s returns suffered from stock selection of one name in particular. The holding has been downgraded and is no longer in the Fund.  Information Technology, where the Fund has a significant underweight, also underperformed as a result of stock selection.

Sincerely,

RICHARD LEVINE & MICHELLE STEIN

PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Dividend Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Industry Diversification

(% of Total Net Assets)

Air Freight & Logistics	1.5 %
Beverages	1.6
Capital Markets	1.6
Commercial Banks	4.1
Communications Equipment	1.5
Convertible Preferred Stocks	2.3
Diversified Financial Services	3.4
Diversified Telecommunication	2.4
Electric Utilities	9.7
Food & Staples Retailing	1.8
Gas Utilities	1.5
Household Durables	2.4
Household Products	2.5
Industrial Conglomerates	1.4
Insurance	7.6
Machinery	4.4
Media	4.1
Metals & Mining	4.0
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	14.2
Paper & Forest Products	1.3
Pharmaceuticals	7.3
Semiconductors & Semiconductor Equipment	4.1
Thrifts & Mortgage Finance	2.7
Short-Term Investments	7.9
Cash, receivables and other assets, less liabilities	0.1

Energy Fund Commentary

Neuberger Berman Energy Fund generated a positive return for the six months ended February 29, 2008, substantially outpacing its benchmark, the S&P 500, which declined.

The Fund seeks long-term growth of capital by investing primarily in common stocks of companies involved in energy-related activities.  It may invest in companies of any market capitalization as well as both domestic and foreign companies.

During the period, the Fund’s assets were allocated to Energy and Utilities stocks.

In addition to outperforming the S&P 500, the Fund outpaced the Energy Select Sector SPDR, which was the most actively traded energy sector ETF and was up 9.47% during the six-month period. This comparison suggests that Fund performance benefited not only from a strong environment for energy stocks in general, but also from good stock selection within the sector. The Fund’s investments in unconventional oil and gas companies performed especially well and played a substantial role in helping the Fund’s Energy sector holdings outperform benchmark counterparts.

The Fund’s Utilities holdings, overall, earned positive returns, while their benchmark counterparts declined. Utility holdings benefited from the Fund’s focus on firms that produce energy with low carbon footprints, such as nuclear power and wind generation. Additionally, certain independent power companies in the Fund’s portfolio performed well.

We believe that energy markets are in a long-term secular uptrend driven by a lack of investment in new capacity, the advancing maturity of the resource base, and rising global energy demand. Global demand for energy has been increasing rapidly due to worldwide economic expansion, especially in emerging markets such as China, India and the Middle East. These factors have resulted in tightening supply/demand fundamentals across most industry segments including oil and gas production, oil and gas pipelines, power, oil and gas gathering, refining, oil and gas storage, shipping, and liquefied natural gas liquefaction and regasification.

Sincerely,

  MARTIN A. SANKEY, DAVID WHEELER AND RON SILVESTRI

  PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

The portfolio’s concentration in energy-related investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the energy sector.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Energy Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Equity Income Fund Commentary

For the six months ended February 29, 2008, Neuberger Berman Equity Income Fund had a slightly positive return and significantly outperformed its S&P 500 Index benchmark.

The Fund’s strategy is to seek securities that combine relatively high yields and potential for capital appreciation. As of the end of February, we are on track with yields, and the Fund’s defensive positioning is performing as anticipated.  The defensive positioning is designed to result in outperformance when the overall market as measured by the S&P 500 struggles.

The period was extremely difficult for equity markets, as several sectors came under pressure. The Fund maintained an overweight in Energy, which contributed positively to return.  Our focus in the sector has shifted from oil to natural gas, and over the period, particularly in January and February, natural gas prices outperformed the sector as a whole. In Materials, the Fund maintained an overweight of roughly double the benchmark weight but, due to stock selection, was able to outperform the benchmark significantly as one holding benefited from a substantial increase in the market price of their core product.  Consumer Discretionary was a similar story, as the Fund is substantially underweighted in the sector relative to the benchmark, due to our belief that the consumer will be under pressure for some time. However, one holding in particular turned in strong results and generated significant outperformance.

In Financials, despite a dramatic overweight, our losses in a difficult market were less than half that of the benchmark, as we have avoided  bank and brokerage financial stocks and have maintained our exposure to non-traditional real estate investment trusts (REITs). These companies have the same tax structure as traditional REITs, and pay out 90% of income, but the qualifying assets that allow them to be structured as REITs are not commercial or residential real estate, but instead are timberland. This sector offers both existing companies and new REITs, as companies convert from C-corporations to timber REITs and take advantage of the new structure to manage for cash flow and become eligible for asset swaps, which we believe support long-term growth. We maintain a positive outlook on the sector, particularly in light of lower interest rates.

The Fund continues to hold only a small percentage of the benchmark’s weighting in Information Technology, which provided protection from the negative returns generated by the sector.  We have been holding an overweight in Utilities, as they offer relatively high dividend yields, and we believe they are likely to recover in the future.  Over the period, the overweight resulted in roughly the same return as the benchmark (slightly negative), due to superior stock picking.

The Fund also invests in traditional stocks that have attractive dividends, and opportunistically writes covered calls on positions that we believe are fairly valued, in order to supplement those dividends. (A covered call is an agreement to sell some of the upside potential of a stock that the Fund owns for a specified price per share.) Over the period, these calls allowed the Fund to increase return without sacrificing upside, as there wasn’t any.  We also continue to add to our convertible bond holdings, which are defensive in nature.

Looking forward, we believe that lower interest rates are likely to help the economy recover in 2009, and we will be looking for opportunities to reposition our holdings as these opportunities arise.

Sincerely,

RICHARD LEVINE, ANTHONY GLEASON, ALEXANDRA POMEROY

PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation and income from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Z

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Research Opportunities Fund Commentary

Neuberger Berman Research Opportunities Fund posted a decline in the six months ended February 29, 2008, but outpaced its benchmark, the S&P 500.

The Fund seeks to capitalize on the “best ideas” of Neuberger Berman’s in-house research department by investing exclusively in stocks that are rated “Buy” by our analysts. If an analyst downgraded the rating on a stock, it would be sold. As such, the portfolio is purely research driven, although we do maintain careful oversight.

During the reporting period, the stock market declined considerably as volatility increased and concerns over rising oil prices, declining real estate values, a widening trade deficit and a potential recession grew. While the S&P 500 climbed to a record high in early October, it eventually gave up its gains and ended the reporting period with a substantial loss, despite a handful of efforts by the Fed to shore up the economy with rate cuts.

During the reporting period, relative and absolute performance of the Fund benefited, in large part, from strong stock selection in the Energy and Health Care sectors, where our holdings on an overall basis outperformed their sector counterparts.  Energy, which was a modest underweight, benefited from holding stocks of unconventional energy companies and of North American oil providers. Our Health Care allocation, a nearly neutral weighting, held a larger portion of strongly performing life sciences and biotech companies than found within the benchmark sector.

Our modestly underweighted Financials holdings, on an overall basis, also outperformed their sector equivalents, further helping to improve relative performance. In this sector, holdings of firms that perform financial processes, such as recordkeeping functions, helped improve results.

In contrast, stock selection in Consumer Discretionary, Consumer Staples, Industrials and Telecom had the largest adverse impact on performance. Within the Consumer Discretionary sector, the Fund was overweighted in Media companies, which exhibited volatile performance during the quarter. In Consumer Staples and Industrials, our holdings were also harmed by sector volatility.

Going forward, the analysts are evaluating opportunities resulting from decreased valuations of stocks in various industries. For example, the fund ended the reporting period underweight in Consumer Discretionary holdings, but decreased valuations in the sector may present appealing investment opportunities. Financial and Industrial sectors may also represent additional opportunities.

Sincerely,

BARBARA DORAN

PORTFOLIO MANAGER

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Research Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

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Endnotes

1.

“Total Return” includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2.

Please see “Glossary of Indices” on the following page for a description of the index. Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Neuberger Berman Management Inc. (“Management”) and assume reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described index.

3.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2011, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the fiscal period ended February 29, 2008 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4.

The Fund was relatively small during the period shown. Certain techniques that may be used to produce returns in a small fund may not work to produce similar returns in a larger fund.  Additionally, the Fund recently commenced operations and therefore the performance is shown over a relatively short period which may not be indicative of the Fund’s long-term performance.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

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Glossary of Indices

S&P 500 Index:

The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on the U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and assume reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described index.

Information About Your Fund’s Expenses

(UNAUDITED)

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2008 and held for the entire period. The table illustrates the fund’s costs in two ways:

                        Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 2/29/08 (UNAUDITED)

Neuberger Berman Convergence Fund					Neuberger Berman Equity Income Fund

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio	Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Trust Class	$1,000.00	$839.10	$4.57	1.00%	Trust Class	$1,000.00	$1,007.00	$5.04	1.01%

Hypothetical (5% annual return before expenses) **					Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,019.89	$5.02	1.00%	Trust Class	$1,000.00	$1,019.84	$5.07	1.01%

Neuberger Berman Dividend Fund					Neuberger Berman Research Opportunities Fund

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio	Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Trust Class	$1,000.00	$950.70	$4.90	1.01%	Trust Class	$1,000.00	$924.70	$4.79	1.00%

Hypothetical (5% annual return before expenses) **					Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,019.84	$5.07	1.01%	Trust Class	$1,000.00	$1,019.89	$5.02	1.00%

Neuberger Berman Energy Fund

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Trust Class	$1,000.00	$1,238.20	$5.62	1.01%

Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,019.84	$5.07	1.01%

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

See Notes to Schedule of Investments

Schedule of Investments Convergence Fund

(UNAUDITED)

Top Ten Equity Holdings

	Holding	%
1	Millicom International Cellular	8.4
2	News Corp. Class A	5.0
3	Yahoo! Inc.	4.4
4	American Tower	4.3
5	NII Holdings	3.9
6	Cisco Systems	3.7
7	DIRECTV Group	3.6
8	Akamai Technologies	3.4
9	Research In Motion	3.4
10	China Unicom ADR	3.3

Number of Shares		Market Value† (000's omitted)
Common Stock (99.9%)
Communications Equipment (20.5%)
29,895	Arris Group	$172	*
10,950	Cisco Systems	267	*
10,095	Foundry Networks	120	*
11,560	JDS Uniphase	152	*
5,310	Juniper Networks	142	*
3,900	Nokia Corp. ADR	140
5,230	QUALCOMM Inc.	222
2,355	Research In Motion	245	*
		1,460
Computers & Peripherals (2.8%)
1,575	Apple, Inc.	197	*
Diversified Telecommunication (6.5%)
2,990	AT&T, Inc.	104
9,825	Global Crossing	190	*
21,810	Globalstar, Inc.	168	*
		462
Internet Software & Services (10.9%)
6,985	Akamai Technologies	246	*
460	Google Inc. Class A	217	*
11,390	Yahoo! Inc.	316	*
		779
Media (20.1%)
5,457	CBS Corp. Class B	124
7,400	Comcast Corp. Class A Special	143	*
10,250	DIRECTV Group	257	*
3,875	Liberty Global Class A	146	*
19,575	News Corp. Class A	360
3,980	Omnicom Group	178
5,707	Viacom Inc. Class B	227	*
		1,435
Mutual Funds (0.5%)
670	iShares Russell 1000 Growth Index Fund	37
Software (2.2%)
5,810	Intuit Inc.	154	*

Number of Shares	Market Value† (000's omitted)
Wireless Telecommunication Services (36.4%)
7,930	American Tower	$305	*
2,935	China Mobile ADR	219
10,920	China Unicom ADR	232
9,000	Clearwire Corp. Class A	126	*
5,975	Crown Castle International	215	*
3,885	Leap Wireless International	166	*
9,082	Metropcs Communications	145	*
5,400	Millicom International Cellular	597	*
6,965	NII Holdings	277	*
4,340	Rogers Communications Class B	172
20,175	Sprint Nextel	143
		2,597
Total Common Stock (Cost $7,466)		7,121
Short-Term Investments (0.6%)
45,809	Neuberger Berman Prime Money Fund Trust Class (Cost $46)	46	#@
Total Investments (100.5%) (Cost $7,512)		7,167	##
Liabilities, less cash, receivables and other assets [(0.5%)]		(36)
Total Net Assets (100.0%)		$7,131

See Notes to Schedule of Investments

Schedule of Investments Dividend Fund

(UNAUDITED)

Top Ten Equity Holdings

	Holding	%
1	Canadian Oil Sands Trust	3.0
2	Occidental Petroleum	2.8
3	Caterpillar Inc.	2.7
4	Spectra Energy	2.5
5	Procter & Gamble	2.5
6	Johnson & Johnson	2.5
7	Intel Corp.	2.5
8	AT&T Inc.	2.4
9	Novartis AG ADR	2.4
10	Abbott Laboratories	2.4

Number of Shares		Market Value† (000's omitted)
Common Stock (89.7%)
Air Freight & Logistics (1.5%)
1,500	United Parcel Service	$105
Beverages (1.6%)
1,290	Diageo PLC ADR	106
Capital Markets (1.6%)
2,528	Bank of New York Mellon	111
Commercial Banks (4.1%)
1,020	HSBC Holdings PLC ADR	77
1,200	PNC Financial Services Group	74
1,900	Wachovia Corp.	58
2,300	Wells Fargo	67
		276
Communications Equipment (1.5%)
2,900	Nokia Corp. ADR	104
Diversified Financial Services (3.4%)
1,670	Bank of America	66
2,600	Citigroup Inc.	62
2,500	J.P. Morgan Chase	102
		230
Diversified Telecommunication (2.4%)
4,730	AT&T Inc.	165
Electric Utilities (9.7%)
1,000	Entergy Corp.	103
1,530	Exelon Corp.	114
1,775	FirstEnergy Corp.	120
1,840	FPL Group	111
2,000	ITC Holdings	106
2,240	PPL Corp.	102
		656
Food & Staples Retailing (1.8%)
2,400	Wal-Mart Stores	119
Gas Utilities (1.5%)
2,180	New Jersey Resources	100

Number of Shares		Market Value† (000's omitted)
Household Durables (2.4%)
2,470	Fortune Brands	$161
Household Products (2.5%)
2,550	Procter & Gamble	169
Industrial Conglomerates (1.4%)
1,245	3m Co.	98
Insurance (7.6%)
3,800	Arthur J. Gallagher	90
2,570	Endurance Specialty Holdings	101
1,035	Hartford Financial Services Group	72
1,435	Lincoln National	73
1,950	Nationwide Financial Services	80
3,000	Willis Group Holdings	99
		515
Machinery (4.4%)
2,550	Caterpillar Inc.	185
1,405	Eaton Corp.	113
		298
Media (4.1%)
7,000	CBS Corp. Class B	160
6,000	Regal Entertainment Group	118
		278
Metals & Mining (4.0%)
300	Rio Tinto	136
3,400	Teck Cominco Class B	136
		272
Multi-Utilities (4.6%)
2,570	Public Service Enterprise Group	113
1,790	Sempra Energy	95
6,800	TECO Energy	102
		310
Oil, Gas & Consumable Fuels (14.2%)
4,775	Canadian Oil Sands Trust	202
1,200	Chevron Corp.	104
1,715	ConocoPhillips	142
1,685	Exxon Mobil	147
2,495	Occidental Petroleum	193
7,457	Spectra Energy	172
		960
Paper & Forest Products (1.3%)
1,500	Weyerhaeuser Co.	92
Pharmaceuticals (7.3%)
3,000	Abbott Laboratories	160
2,690	Johnson & Johnson	167
3,350	Novartis AG ADR	165
		492
Semiconductors & Semiconductor
Equipment (4.1%)

4,100	Analog Devices	110
8,350	Intel Corp.	167
		277

Number of Shares		Market Value† (000's omitted)
Thrifts & Mortgage Finance (2.7%)
3,200	Freddie Mac	$81
6,200	New York Community Bancorp	101
		182
Total Common Stock (Cost $5,994)		6,076
Convertible Preferred Stocks (2.3%)
1,025	Freeport-McMoRan Copper & Gold (Cost $105)	151
Short-Term Investments (7.9%)
536,163	Neuberger Berman Prime Money Fund Trust Class (Cost $536)	536	#@
Total Investments (99.9%) (Cost $6,635)		6,763	##
Cash, receivables and other assets, less liabilities (0.1%)		9
Total Net Assets (100.0%)		$6,772

See Notes to Schedule of Investments

Schedule of Investments Energy Fund

(UNAUDITED)

Top Ten Equity Holdings

	Holding	%
1	EOG Resources	7.4
2	Canadian Natural Resources	7.1
3	XTO Energy	6.7
4	Occidental Petroleum	6.5
5	Suncor Energy	6.4
6	Murphy Oil	6.1
7	Apache Corp.	5.9
8	Schlumberger Ltd.	4.6
9	Quicksilver Resources	3.9
10	Petroleo Brasileiro ADR	3.8

Number of Shares		Market Value† (000's omitted)
Common Stock (98.9%)
Electric Utilities (10.4%)
3,510	Allegheny Energy	$178
900	Entergy Corp.	93
3,790	Exelon Corp.	284
1,300	FirstEnergy Corp.	88
5,315	FPL Group	320
940	ITC Holdings	50
1,770	PPL Corp.	80
		1,093
Energy Equipment & Services (4.6%)
5,560	Schlumberger Ltd.	481
Gas Utilities (5.5%)
4,400	Equitable Resources	271
5,560	Questar Corp.	307
		578
Independent Power Producers
& Energy Traders (1.7%)

5,500	Calpine Corp.	104	*
1,890	NRG Energy	78	*
		182
Multi-Utilities (1.3%)
2,645	Sempra Energy	140
Mutual Funds (1.7%)
8,700	Powershares Wilderhill Clean Energy Portfolio	180	*
Oil, Gas & Consumable Fuels (73.7%)
5,380	Apache Corp.	617
10,005	Canadian Natural Resources	749
11,100	Concho Resources	259	*
1,825	ConocoPhillips	151
9,100	Continental Resources	255	*
8,360	Denbury Resources	267	*
2,800	Devon Energy	288
5,700	El Paso Corp.	93
6,515	EOG Resources	775
8,050	Murphy Oil	647
4,600	Newfield Exploration	255	*
8,885	Occidental Petroleum	687
3,400	Petroleo Brasileiro ADR	399

Number of Shares		Market Value† (000's omitted)
11,874	Quicksilver Resources	$408	*
4,800	Range Resources	294
3,600	Southwestern Energy	235	*
6,525	Suncor Energy	673
11,503	XTO Energy	710
		7,762
Total Common Stock (Cost $7,134)		10,416
Short-Term Investments (0.6%)
66,167	Neuberger Berman Prime Money Fund Trust Class (Cost $66)	66	#@
Total Investments (99.5%) (Cost $7,200)		10,482	##
Cash, receivables and other assets, less liabilities (0.5%)		52
Total Net Assets (100.0%)		$10,534

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

(UNAUDITED)

Top Ten Equity Holdings

	Holding	%
1	Fording Canadian Coal Trust	4.2
2	Annaly Capital Management	3.0
3	Canadian Oil Sands Trust	2.9
4	Sasol Limited ADR	2.8
5	Exelon Corp.	2.5
6	Chesapeake Energy, Ser. D	2.4
7	Lincoln National	2.4
8	Enbridge Energy Management	2.3
9	Hugoton Royalty Trust	2.3
10	United Utilities	2.1

Number of Shares		Market Value† (000's omitted)
Common Stock (69.1%)
Beverages (1.9%)
2,200	Anheuser-Busch	$104	‡‡
Consumer Finance (0.4%)
500	American Express	21
Diversified Financial Services (1.5%)
2,000	Bank of America	79
Electric Utilities (4.1%)
1,600	Duke Energy	28
1,800	Exelon Corp.	135
950	FPL Group	57
		220
Energy Equipment & Services (1.2%)
6,400	Cathedral Energy Services Income Trust	65
Gas Utilities (2.1%)
1,200	New Jersey Resources	55
1,300	ONEOK, Inc.	61
		116
Household Products (0.9%)
750	Kimberly-Clark	49
Industrial Conglomerates (1.8%)
3,000	General Electric	99
Insurance (3.9%)
3,600	Arthur J. Gallagher	85
2,500	Lincoln National	128
		213
Media (2.7%)
3,900	Aeroplan Income Fund	80
3,700	World Wrestling Federation	66
		146
Metals & Mining (4.2%)
4,600	Fording Canadian Coal Trust	229
Multi-Utilities (7.8%)
1,200	Dominion Resources	48
800	National Grid ADR	58

Number of Shares		Market Value† (000's omitted)
3,300	NSTAR	$102
1,000	Sempra Energy	53	‡‡
8,200	United Utilities	112
2,400	Xcel Energy	48
		421
Oil, Gas & Consumable Fuels (14.5%)
3,700	Canadian Oil Sands Trust	157
2,395	Enbridge Energy Management	125	*
2,300	Enerplus Resources Fund	99
1,600	ENI ADR	110
4,400	Hugoton Royalty Trust	124
3,000	Sasol Limited ADR	154	‡‡
800	Spectra Energy	19
		788
Pharmaceuticals (3.3%)
1,500	Johnson & Johnson	93
1,800	Novartis AG ADR	88
		181
Real Estate Investment Trusts (16.9%)
2,200	American Campus Communities	57
7,800	Annaly Capital Management	161	‡‡
1,300	Duke Realty	30
2,800	Equity Residential	107
120,000	GZI REIT	47
1,900	Mack-Cali Realty	66
2,600	Potlatch Corp.	107
900	ProLogis	48	‡‡
1,300	Rayonier Inc.	55
1,900	Realty Income	44
1,600	UDR, Inc.	36
1,300	Ventas, Inc.	54
3,200	Weingarten Realty Investors	103
		915
Semiconductors & Semiconductor
Equipment (0.9%)

1,500	Microchip Technology	46
Water Utilities (1.0%)
1,400	California Water Service Group	53
Total Common Stock (Cost $3,544)		3,745
Convertible Preferred Stocks (4.5%)
1,100	Chesapeake Energy, Ser. D	128
1,000	New York Community Capital Trust V	45
2,000	Sovereign Capital Trust IV	68
Total Convertible Preferred Stocks (Cost $252)		241

See Notes to Schedule of Investments

Principal Amount		Market Value† (000's omitted)
Convertible Bonds (11.5%)
$100,000	Allied Waste Industries, Inc., Senior Subordinated Debentures, 4.25%, due 4/15/34, Moody's Rating B3, S&P Rating B+	$91
50,000	American Tower Corp., Senior Unsecured Notes, 5.00%, due 2/15/10, Moody's Rating Ba1, S&P Rating BB+	50
100,000	Edwards Lifesciences Corp., Senior Debentures, 3.88%, due 5/15/33	100	^^
100,000	Euronet Worldwide, Inc., Debentures, 3.50%, due 10/15/25, S&P Rating B+	90
100,000	Ivax Corp., Senior Unsecured Subordinated Notes, 4.50%, due 5/15/08	109	^^
100,000	NII Holdings, Inc., Senior Unsecured Notes, 3.13%, due 6/15/12	87	^^
100,000	Vishay Intertechnology, Inc., Subordinated Notes, 3.63%, due 8/1/23, Moody's Rating B3, S&P Rating B+	99
Total Convertible Bonds (Cost $639)		626

Number of Shares
Short-Term Investments (15.1%)
820,028	Neuberger Berman Prime Money Fund Trust Class (Cost $820)	820	#@
Total Investments (100.2%) (Cost $5,255)		5,432	##
Liabilities, less cash, receivables and other assets [(0.2%)]		(10)
Total Net Assets (100.0%)		$5,422

See Notes to Schedule of Investments

Schedule of Investments Research Opportunities Fund

(UNAUDITED)

Top Ten Equity Holdings

	Holding	%
1	S&P 500 Depositary Receipts	1.9
2	Quicksilver Resources	1.0
3	Canadian Natural Resources	1.0
4	Southwestern Energy	1.0
5	Denbury Resources	1.0
6	Murphy Oil	1.0
7	Zimmer Holdings	1.0
8	ConocoPhillips	1.0
9	Corning Inc.	0.9
10	MEMC Electronic Materials	0.9

Number of Shares		Market Value† (000's omitted)
Common Stock (100.0%)
Air Freight & Logistics (0.8%)
855	United Parcel Service	$60
Auto Components (0.8%)
1,530	WABCO Holdings	64
Beverages (0.7%)
2,980	Constellation Brands	57	*
Biotechnology (2.5%)
925	Genentech, Inc.	70	*
830	Genzyme Corp.	59	*
1,545	Gilead Sciences	73	*
		202
Capital Markets (1.7%)
1,497	Bank of New York Mellon	66
855	State Street	67
		133
Chemicals (3.4%)
1,375	Airgas, Inc.	67
1,425	Ecolab Inc.	67
3,280	Nalco Holding	71
830	Praxair, Inc.	66
		271
Commercial Banks (3.1%)
840	HSBC Holdings PLC ADR	63
1,120	PNC Financial Services Group	69
1,710	Wachovia Corp.	52
2,050	Wells Fargo	60
		244
Communications Equipment (3.1%)
6,900	Arris Group	40	*
2,730	Cisco Systems	66	*
3,230	Corning Inc.	75
1,765	Nokia Corp. ADR	64
		245
Computers & Peripherals (1.8%)
1,560	Hewlett-Packard	75
580	IBM	66
		141

Number of Shares		Market Value† (000's omitted)
Consumer Finance (0.8%)
1,500	American Express	$63
Containers & Packaging (0.9%)
2,680	Pactiv Corp.	68	*
Diversified Financial Services (2.3%)
2,300	Citigroup Inc.	54
1,345	J.P. Morgan Chase	55
1,875	Moody's Corp.	71
		180
Diversified Telecommunication (0.8%)
1,820	AT&T Inc.	63
Electric Utilities (5.4%)
1,170	Allegheny Energy	59
600	Entergy Corp.	62
840	Exelon Corp.	63
915	FirstEnergy Corp.	62
990	FPL Group	60
1,165	ITC Holdings	62
1,370	PPL Corp.	62
		430
Electrical Equipment (0.7%)
1,080	Rockwell Automation	59
Food & Staples Retailing (1.7%)
1,760	CVS Corp.	71
1,225	Wal-Mart Stores	61
		132
Food Products (0.8%)
1,200	Ralcorp Holdings	67	*
Gas Utilities (1.7%)
1,415	New Jersey Resources	65
1,260	Questar Corp.	70
		135
Health Care Equipment & Supplies (3.4%)
1,100	Baxter International	65
5,070	Boston Scientific	64	*
1,570	Covidien Ltd.	67
1,010	Zimmer Holdings	76	*
		272
Health Care Providers & Services (1.5%)
1,235	Aetna Inc.	61
1,355	Health Net	60	*
		121
Household Durables (0.8%)
945	Fortune Brands	61
Household Products (1.7%)
725	Energizer Holdings	67	*
985	Procter & Gamble	65
		132

See Notes to Schedule of Investments

Number of Shares		Market Value† (000's omitted)
Independent Power Producers
& Energy Traders (0.9%)

3,670	Calpine Corp.	$69	*
Industrial Conglomerates (0.8%)
805	3M Co.	63
Insurance (7.1%)
1,415	American International Group	66
1,580	Endurance Specialty Holdings	62
635	Everest Re Group	61
895	Hartford Financial Services Group	63
1,140	Lincoln National	58
1,110	MetLife, Inc.	65
1,510	Nationwide Financial Services	62
875	Prudential Financial	64
1,875	Willis Group Holdings	62
		563
Internet Software & Services (0.7%)
2,140	Yahoo! Inc.	59	*
IT Services (0.8%)
3,150	Western Union	66
Life Science Tools & Services (1.7%)
1,030	Charles River Laboratories International	61	*
1,255	Thermo Fisher Scientific	70	*
		131
Machinery (5.8%)
940	Caterpillar Inc.	68
840	Danaher Corp.	62
1,600	Dover Corp.	67
745	Eaton Corp.	60
1,330	Illinois Tool Works	65
1,510	Ingersoll-Rand	63
1,065	Terex Corp.	72	*
		457
Media (4.1%)
2,630	CBS Corp. Class B	60
3,365	Comcast Corp. Class A Special	65	*
1,485	McGraw-Hill Cos.	61
3,450	News Corp. Class A	64
1,842	Viacom Inc. Class B	73	*
		323
Metals & Mining (1.7%)
680	Freeport-McMoRan Copper & Gold	68
1,675	Teck Cominco Class B	67
		135
Multi-Utilities (1.5%)
1,410	Public Service Enterprise Group	62
1,125	Sempra Energy	60
		122
Mutual Funds (1.9%)
1,110	S&P 500 Depositary Receipts	149

Number of Shares		Market Value† (000's omitted)
Oil, Gas & Consumable Fuels (10.3%)
1,070	Canadian Natural Resources	$80
855	Chevron Corp.	74
915	ConocoPhillips	76
2,460	Denbury Resources	78	*
735	Exxon Mobil	64
975	Murphy Oil	78
965	Occidental Petroleum	75
2,390	Quicksilver Resources	82	*
1,210	Southwestern Energy	79	*
660	Suncor Energy	68
1,090	Valero Energy	63
		817
Paper & Forest Products (0.8%)
1,000	Weyerhaeuser Co.	61
Personal Products (1.8%)
915	Chattem, Inc.	71	*
2,360	NBTY, Inc.	68	*
		139
Pharmaceuticals (2.3%)
1,165	Abbott Laboratories	62
1,040	Johnson & Johnson	64
1,210	Novartis AG ADR	60
		186
Road & Rail (0.5%)
2,915	YRC Worldwide	40	*
Semiconductors & Semiconductor
Equipment (5.5%)

3,360	Altera Corp.	57
2,470	Analog Devices	67
3,400	Applied Materials	65
2,950	Intel Corp.	59
2,240	International Rectifier	51	*
980	MEMC Electronic Materials	75	*
2,200	Texas Instruments	66
		440
Software (3.0%)
1,715	Adobe Systems	58	*
2,090	Intuit Inc.	55	*
2,220	Microsoft Corp.	60
3,330	Oracle Corp.	63	*
		236
Specialty Retail (2.2%)
2,565	PETsMART, Inc.	55
1,450	Tiffany & Co.	55
1,930	TJX Cos.	62
		172
Thrifts & Mortgage Finance (1.4%)
1,885	Freddie Mac	47
4,100	New York Community Bancorp	67
		114

See Notes to Schedule of Investments

Number of Shares		Market Value† (000's omitted)
Wireless Telecommunication Services (4.8%)
1,825	American Tower	$70	*
1,750	Crown Castle International	63	*
1,740	Leap Wireless International	75	*
1,570	NII Holdings	62	*
2,150	SBA Communications	67	*
6,435	Sprint Nextel	46
		383
Total Common Stock (Cost $8,002)		7,925
Short-Term Investments (0.1%)
9,527	Neuberger Berman Prime Money Fund Trust Class (Cost $10)	10	#@
Total Investments (100.1%) (Cost $8,012)		7,935	##
Liabilities, less cash, receivables and other assets [(0.1%)]		(6)
Total Net Assets (100.0%)		$7,929

See Notes to Schedule of Investments

Notes to Schedule of Investments

(UNAUDITED)

†

Investments in equity securities by each fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur befo re the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values.  Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the funds’ foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily tr ade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#

At cost, which approximates market value.

##

At February 29, 2008, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	NetUnrealized Appreciation (Depreciation)
Convergence Fund	$7,530	$ 647	$1,010	$(363)
Dividend Fund	6,635	590	462	128
Energy Fund	7,201	3,296	15	3,281
Equity Income Fund	5,255	499	322	177
Research Opportunities Fund	8,035	677	777	(100)

*

Security did not produce income during the last twelve months.

@

Neuberger Berman Prime Money Fund (“Prime Money”) is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of  Notes to Financial Statements).

‡‡

 For Neuberger Berman Equity Income Fund, the following securities were held in escrow at February 29, 2008, to cover the below listed outstanding call options written:

Shares	Securities and Options	Market Value of Options
2,200	Anheuser-Busch March 2008 @ 60	$ -
7,800	Annaly Capital Management April 2008 @ 20	11,000
900	ProLogis April 2008 @ 75	-
3,000	Sasol Limited ADR June 2008 @ 60	6,000
1,000	Sempra Energy July 2008 @ 70	-
	Total	$17,000

^^     Not rated by a nationally recognized statistical rating organization

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)
	Convergence Fund	Dividend Fund	Energy Fund	Equity Income Fund	Research Opportunities Fund
Assets	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Investments in securities, at market value * (Notes A & E)-see Schedule of Investments:
Unaffiliated issuers	$7,121	$6,227	$10,416	$4,612	$7,925
Affiliated issuers	46	536	66	820	10
	7,167	6,763	10,482	5,432	7,935
Foreign currency	—	2	—	2	—
Dividends and interest receivable	3	25	15	21	13
Receivable for securities sold	124	—	52	—	—
Receivable from administrator-net (Note B)	2	3	2	4	2
Total Assets	7,296	6,793	10,551	5,459	7,950
Liabilities
Options contracts written, at market value (Note A)	—	—	—	17	—
Payable for securities purchased	148	—	—	—	—
Payable to investment manager-net (Notes A & B)	3	2	4	2	3
Accrued expenses and other payables	14	19	13	18	18
Total Liabilities	165	21	17	37	21
Net Assets at value	$7,131	$6,772	$10,534	$5,422	$7,929
Net Assets consist of:
Paid-in capital	$8,100	$6,661	$7,086	$5,343	$7,958
Undistributed net investment income (loss)	57	30	—	—	8
Distributions in excess of net investment income	—	—	(1)	(9)	—
Accumulated net realized gains (losses) on investments	(681)	(47)	167	(90)	40
Net unrealized appreciation (depreciation) in value of investments	(345)	128	3,282	178	(77)
Net Assets at value	$7,131	$6,772	$10,534	$5,422	$7,929
Net Assets
Trust Class	$7,131	$6,772	$10,534	$5,422	$7,929
Shares Outstanding ($.001 par value; unlimited shares authorized)
Trust Class	807	675	745	533	806
Net Asset Value, offering and redemption price per share
Trust Class	$8.83	$10.03	$14.14	$10.17	$9.84
* Cost of Investments:
Unaffiliated issuers	$7,466	$6,099	$7,134	$4,435	$8,002
Affiliated issuers	46	536	66	820	10
Total cost of investments	$7,512	$6,635	$7,200	$5,255	$8,012
Total cost of foreign currency	$—	$2	$—	$2	$—

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)
	Convergence Fund	Dividend Fund	Energy Fund	Equity Income Fund	Research Opportunities Fund
	For the Six Months Ended	For the Six Months Ended	For the Six Months Ended	For the Six Months Ended	For the Six Months Ended
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$94	$107	$48	$97	$60
Interest income-unaffiliated issuers	—	—	—	11	—
Income from investments in affiliated issuers (Note E)	3	10	1	10	1
Foreign taxes withheld	—	(2)	(1)	(4)	—
Total income	$97	$115	$48	$114	$61
Expenses:
Investment management fees (Notes A & B)	18	16	22	15	19
Administration fees (Note B)	2	2	3	2	3
Administration fees (Note B):
Trust Class	14	12	16	9	14
Distribution fees (Note B):
Trust Class	4	3	5	3	4
Shareholder servicing agent fees:
Trust Class	1	1	1	1	1
Audit fees	5	10	5	10	5
Custodian fees (Note B)	5	3	7	5	6
Legal fees	10	9	10	9	9
Shareholder reports	2	3	3	3	3
Trustees' fees and expenses	13	13	13	13	13
Total expenses	74	72	85	70	77
Expenses reimbursed by administrator (Note B)	(34)	(36)	(37)	(42)	(34)
Investment management fees waived (Note A)	—	—	—	—	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	—	—	—	—
Total net expenses	40	36	48	28	43
Net investment income (loss)	$57	$79	$0	$86	$18
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(642)	(47)	180	(120)	83
Options written	—	—	—	21	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(783)	(383)	1,846	47	(743)
Options written	—	—	—	3	—
Net gain (loss) on investments	(1,425)	(430)	2,026	(49)	(660)
Net increase (decrease) in net assets resulting from operations	$(1,368)	$(351)	$2,026	$37	$(642)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	Convergence Fund		Dividend Fund

	Six Months Ended	Period from January 9, 2007 (Commencement of Operations) to	Six Months Ended	Period from November 2, 2006 (Commencement of Operations) to
	February 29,	August 31,	February 29,	August 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$57	$5	$79	$121
Net realized gain (loss) on investments	(642)	519	(47)	177
Change in net unrealized appreciation (depreciation) of investments	(783)	438	(383)	511
Net increase (decrease) in net assets resulting from operations	(1,368)	962	(351)	809
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(5)	—	(77)	(94)
Net realized gain on investments:
Trust Class	(559)	—	(177)	—
Total distributions to shareholders	(564)	—	(254)	(94)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	—	5,000	—	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	564	—	254	94
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Convergence Portfolio	—	2,537	—	—
Proceeds from shares issued in connection with the tax-free transfer of assets of Premier Dividend Portfolio	—	—	—	1,314
Net increase (decrease) from Fund share transactions	564	7,537	254	6,408
Net Increase (Decrease) in Net Assets	(1,368)	8,499	(351)	7,123
Net Assets:
Beginning of period	8,499	—	7,123	—
End of period	$7,131	$8,499	$6,772	$7,123
Undistributed net investment income (loss) at end of period	$57	$5	$30	$28
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	Energy Fund		Equity Income Fund

	Six Months Ended	Period from October 17, 2006 (Commencement of Operations) to	Six Months Ended	Period from November 2, 2006 (Commencement of Operations) to
	February 29,	August 31,	February 29,	August 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$0	$12	$86	$124
Net realized gain (loss) on investments	180	672	(99)	133
Change in net unrealized appreciation (depreciation) of investments	1,846	1,436	50	128
Net increase (decrease) in net assets resulting from operations	2,026	2,120	37	385
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(111)	(14)	(95)	(125)
Net realized gain on investments:
Trust Class	(574)	—	(122)	(2)
Total distributions to shareholders	(685)	(14)	(217)	(127)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	—	5,000	—	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	685	14	217	127
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Energy Portfolio	—	1,388	—	—
Net increase (decrease) from Fund share transactions	685	6,402	217	5,127
Net Increase (Decrease) in Net Assets	2,026	8,508	37	5,385
Net Assets:
Beginning of period	8,508	—	5,385	—
End of period	$10,534	$8,508	$5,422	$5,385
Undistributed net investment income (loss) at end of period	$—	$110	$—	$—
Distributions in excess of net investment income at end of period	$(1)	$—	$(9)	$—

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	Research Opportunities Fund

	Six Months Ended	Period from November 2, 2006 (Commencement of Operations) to
	February 29,	August 31,
	2008	2007
	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18	$25
Net realized gain (loss) on investments	83	309
Change in net unrealized appreciation (depreciation) of investments	(743)	666
Net increase (decrease) in net assets resulting from operations	(642)	1,000
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(51)	(9)
Net realized gain on investments:
Trust Class	(328)	—
Total distributions to shareholders	(379)	(9)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	—	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	379	9
Proceeds from shares issued in connection with the tax-free transfer of assets from Neuberger Berman Premier Analysts Portfolio	—	2,571
Net increase (decrease) from Fund share transactions	379	7,580
Net Increase (Decrease) in Net Assets	(642)	8,571
Net Assets:
Beginning of period	8,571	—
End of period	$7,929	$8,571
Undistributed net investment income (loss) at end of period	$8	$41
Distributions in excess of net investment income at end of period	$—	$—

Note A – Summary of Significant Accounting Policies:

1

 General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”).  Neuberger Berman Convergence Fund (“Convergence”) (formerly, Neuberger Berman Premier Convergence Fund), Neuberger Berman Dividend Fund  (“Dividend”) (formerly, Neuberger Berman Premier Dividend Fund), Neuberger Berman Energy Fund (“Energy”) (formerly, Neuberger Berman Premier Energy Fund), Neuberger Berman Equity Income Fund (“Equit y Income”), Neuberger Berman Research Opportunities Fund (“Research Opportunities”) (formerly, Neuberger Berman Premier Analysts Fund),  (individually a “Fund”, collectively, the “Funds”) are separate operating series of the Trust, each of which (except Convergence and Energy) is diversified. Dividend, Equity Income, and Research Opportunities had no operations until November 2, 2006 other than matters relating to their organization and registration of shares under the 1933 Act. Energy and Convergence had no operations until October 17, 2006 and January 9, 2007, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. Each Fund, except Equity Income, acquired all of the assets and assumed all of the liabilities of certain separate accounts managed and owned by Neuberger Berman, LLC (“Neuberger”) during the fiscal period ended August 31, 2007 (see Note G for more information).  All of the Funds offer T rust Class shares. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars.  Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities.  Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends.  Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.  Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5

Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes.  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.  Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on February 29, 2008.  The Funds have reviewed the tax positions for the open tax period as of February 29, 2008 and the open tax period as of August 31, 2007, and have determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and non-taxable dividend adjustments on Canadian Income Trusts were reclassified at fiscal year-end.  These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the period ended August 31, 2007 was as follows:

Distributions Paid From:
	Ordinary Income	Long –Term Capital Gain	Total
	2007	2007	2007
Convergence(2)	$-	$-	$-
Dividend(1)	93,925	-	93,925
Energy(3)	14,350	-	14,350
Equity Income(1)	127,077	-	127,077
Research Opportunities(1)	8,500	-	8,500

(1)

 Period from November 2, 2006 to August 31, 2007

(2)

 Period from January 9, 2007 to August 31, 2007

(3)

 Period from October 17, 2006 to August 31, 2007

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Convergence	$526,400	$ 9,180	$ 438,602	$-	$ 974,182
Dividend	118,209	87,284	510,206	-	715,699
Energy	304,326	368,164	1,434,310	-	2,106,800
Equity Income	107,834	22,559	128,940	-	259,333
Research Opportunities	199,167	131,303	662,512	-	992,982

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, convertible preferred stock income adjustment, depletion basis adjustment and cumulative return of capital payments.

6     Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income for Convergence, Energy, and Research Opportunities and net realized capital gains for all Funds, if any, generally are distributed in December and are recorded on the ex-date.  However, Dividend and Equity Income generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of Equity Income to pass through to its shareholders substantially all Real Estate Investment Trust (REIT) distributions and other income it receives, less operating expenses. The distributions Equity Income receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to Equity Income until the following calendar year. At August 31, 2007, Equity Income estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income’s fiscal year-end.  At February 29, 2008, Equity Income estimated these amounts for the period January 1, 2008 to February 29, 2008, within the financial statements since 2008 information is not available from the REITs until after Equity Income’s fiscal period.  For the p eriod ended August 31, 2007 the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Equity Income’s distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after Equity Income’s fiscal year-end. After calendar year-end, when Equity Income learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income of the actual breakdown of distributions paid to Equity Income during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income to reflect actual results. As a result, the composition of Equity Income’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income shareholders on IRS Form 1099DIV.

8

Expense allocation:  Certain expenses are applicable to multiple funds.  Expenses directly attributable to a Fund are charged to that Fund.  Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly.  Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9

Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value.  When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.  A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received.  In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.  All securities covering outstanding options are held in escrow by the custodian bank.

 Summary of written option transactions for the six months ended February 29, 2008 for Equity Income were:

	Number	Value When Written
Contracts outstanding 8/31/2007	12,700	$18,000
Contracts written	19,500	21,000
Contracts expired	(16,100)	(17,000)
Contracts exercised	(1,200)	(4,000)
Contracts closed	-	-
Contracts outstanding 2/29/2008	14,900	$18,000

10

Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Each Fund may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded.  Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded.  Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuate s.  Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts.  When the contracts are closed, a Fund recognizes a gain or loss.  Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund.  Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the six months ended February 29, 2008, the Funds did not enter into any financial futures contracts.  At February 29, 2008, there were no open positions.

11

Forward foreign currency contracts:  The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.   The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date.  Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date.  The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably.   The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12

Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy.  Each repurchase agreement is recorded at cost.  Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement.  Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund (“Prime Money”), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the “Arrangement”). For the six months ended February 29, 2008, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption “Investment management fees waived.” For the six months ended February 29, 2008, income earned under this Arrangement is reflected in the Statements of Operations under the caption “Income from investments in affiliated issuers.” For the six months ended February 29, 2008, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Convergence	$ 51	$ 2,874
Dividend	179	10,336
Energy	23	1,361
Equity Income	187	10,492
Research Opportunities	15	863

14

Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Equity Income) pays Management a fee at the annual rate of 0.45% of that Fund’s average daily net assets. Equity Income pays Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

Each Fund retains Management as its administrator under an Administration Agreement.  Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.  In addition, each Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement.   Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement.  Management pays State Street a fee for all services received under the agreement.

For each Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating emp loyees engaged in sales and/or shareholder servicing.  The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table:

Class	Contractual Expense Limitation(1)	Expiration	Contractual Reimbursement of Fees from Management for the Six Months Ended February 29, 2008
Convergence Trust Class	1.00%	8/31/11	$33,757
Dividend Trust Class	1.00%	8/31/11	36,098
Energy Trust Class	1.00%	8/31/11	36,962
Equity Income Trust Class	1.00%	8/31/11	42,038
Research Opportunities Trust Class	1.00%	8/31/11	33,921

(1)

Expense limitation per annum of the respective class’ average daily net assets.

The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 29, 2008, there was no reimbursement to Management under this agreement. At February 29, 2008, contingent liabilities to Management under the agreement were as follows:

	Expiring in:
	2010	2011	Total
Convergence Trust Class	$49,850	$33,757	$ 83,607
Dividend Trust Class	77,844	36,098	113,942
Energy Trust Class	66,728	36,962	103,690
Equity Income Trust Class	84,036	42,038	126,074
Research Opportunities Trust Class	74,769	33,921	108,690

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman”), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund’s Trust Class also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

The Funds entered into a commission recapture agreement, which enabled each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of each Fund.  Pursuant to the agreement, brokers paid recaptured commissions to the Funds’ custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services.  Effective April 1, 2008, this commission recapture program was terminated. For the six months ended February 29, 2008, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Convergence	$326
Dividend	-
Energy	-
Equity Income	-
Research Opportunities	-

Each Fund has an expense offset arrangement in connection with its custodian contract.  For the six months ended February 29, 2008, the impact of this arrangement was a reduction of expenses of $10, $2, $132, $151, and $89 for Convergence, Dividend, Energy, Equity Income, and Research Opportunities, respectively.

Note C – Securities Transactions:

During the six months ended February 29, 2008, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000’s omitted)	Purchases	Sales
Convergence	$4,593	$4,620
Dividend	1,931	2,136
Energy	2,015	2,059
Equity Income	688	971
Research Opportunities	4,778	4,718

During the six months ended February 29, 2008, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

	Neuberger	Lehman Brothers Inc.	Other Brokers	Total
Convergence	$ -	$3,424	$11,137	$14,561
Dividend	1,281	258	2,967	4,506
Energy	55	986	3,827	4,868
Equity Income	791	1,021	1,448	3,260
Research Opportunities	717	718	7,966	9,401

Note D – Fund Share Transactions:

         Share activity for the six months ended February 29, 2008 and the period ended August 31, 2007 was as follows:

	For the Six Months Ended February 29, 2008				For the Period Ended August 31, 2007
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and istributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Shares Issued in Connection with the Tax Free Transfer of Assets (see Note G) Total	Total
Convergence:
Trust Class	-	58	-	58	500	-	-	249	749(2)
Dividend:
Trust Class	-	24	-	24	500	8	-	143	651(1)
Energy:
Trust Class	-	52	-	52	500	1	-	192	693(3)
Equity Income:
Trust Class	-	21	-	21	500	12	-	-	512(1)
Research Opportunities:
Trust Class	-	37	-	37	500	1	-	268	769(1)

(1)

Period from November 2, 2006 to August 31, 2007

(2)

 Period from January 9, 2007 to August 31, 2007

(3)

 Period from October 17, 2006 to August 31, 2007

Note E – Investments In Affiliates:

Convergence Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	30,942	1,375,552	1,360,685	45,809	$45,809	$2,874

Dividend Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	188,898	2,128,011	1,780,746	536,163	$536,163	$10,336

Energy Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	85,516	209,474	228,823	66,167	$66,167	$1,361

Equity Income Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	446,653	1,041,175	667,800	820,028	$820,028	$10,492

Research Opportunities Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales And Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	64,805	378,801	434,079	9,527	$9,527	$863

                  *     Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note F – Recent Accounting Pronouncements:

In September 2006, Financial Accounting Standards Board (“FASB”)  issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management believes the adoption of SFAS 157 will not have a material impact on the Funds’ financial position or results of operations.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note G – Tax-Free Transfer of Assets into the Funds:

After the close of business on April 13, 2007 for Dividend, Energy and Research Opportunities and August 24, 2007 for Convergence, all the net assets and liabilities of certain separate accounts managed and owned by Neuberger were transferred into the Funds.

On August 24, 2007, Convergence received a tax-free transfer of assets from Neuberger Berman Premier Convergence Portfolio, as follows:

Shares of Convergence Issued	Neuberger Berman Premier Convergence Portfolio Net Assets Received	Neuberger Berman Premier Convergence Portfolio Unrealized Appreciation[1]	Net Assets of Convergence Prior to Combination	Net Assets of Neuberger Berman Premier Convergence Portfolio Immediately Prior to Combination	Net Assets of Convergence Immediately After Combination
248,516	$2,803,258	$265,755	$5,637,703	$2,803,258	$8,440,961

1  Unrealized appreciation is included in the Neuberger Berman Premier Convergence Portfolio Net Assets Received amount shown above.

On April 13, 2007, Dividend received a tax-free transfer of assets from Neuberger Berman Premier Dividend Portfolio, as follows:

Shares of Dividend Issued	Neuberger Berman Premier Dividend Portfolio Net Assets Received	Neuberger Berman Premier Dividend Portfolio Unrealized Appreciation[1]	Net Assets of Dividend Prior to Combination	Net Assets of Neuberger Berman Premier Dividend Portfolio Immediately Prior to Combination	Net Assets of Dividend Immediately After Combination
142,810	$1,552,348	$238,028	$5,460,392	$1,552,348	$7,012,740

1  Unrealized appreciation is included in the Neuberger Berman Premier Dividend Portfolio Net Assets Received amount shown above.

On April 13, 2007, Energy received a tax-free transfer of assets from Neuberger Berman Premier Energy Portfolio, as follows:

Shares of Energy Issued	Neuberger Berman Premier Energy Portfolio Net Assets Received	Neuberger Berman Premier Energy Portfolio Unrealized Appreciation[1]	Net Assets of Energy Prior to Combination	Net Assets of Neuberger Berman Premier Energy Portfolio Immediately Prior to Combination	Net Assets of Energy Immediately After Combination
191,502	$2,246,316	$858,363	$5,880,067	$2,246,316	$8,126,383

1  Unrealized appreciation is included in the Neuberger Berman Premier Energy Portfolio Net Assets Received amount shown above.

On April 13, 2007, Research Opportunities received a tax-free transfer of assets from Neuberger Berman Premier Analysts Portfolio, as follows:

Shares of Research Opportunities Issued	Neuberger Berman Premier Analysts Portfolio Net Assets Received	Neuberger Berman Premier Analysts Portfolio Unrealized Appreciation[1]	Net Assets of Research Opportunities Prior to Combination	Net Assets of Neuberger Berman Premier Analysts Portfolio Immediately Prior to Combination	Net Assets of Research Opportunities Immediately After Combination
268,677	$2,968,883	$397,679	$5,533,471	$2,968,883	$8,502,354

1  Unrealized appreciation is included in the Neuberger Berman Premier Analysts Portfolio Net Assets Received amount shown above.

Note H – Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm.  Annual reports contain audited financial statements.

Financial Highlights

Convergence Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 29,		Period from January 9, 2007^ to August 31,
	2008		2007
	(Unaudited)

Net Asset Value, Beginning of Period	$11.35		$10.00
Income From Operations:
Net Investment Income (Loss)@	.07		.01
Net Gains or Losses on Securities (both realized and unrealized)	(1.83)		1.34
Total From Investment Operations	(1.76)		1.35
Less Distributions From:
Net Investment Income	(.01)		—
Net Capital Gains	(.75)		—
Total Distributions	(.76)		—
Net Asset Value, End of Period	$8.83		$11.35
Total Return††	(16.09%)	**	+13.50%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$7.1		$8.5
Ratio of Gross Expenses to Average Net Assets#	1.01%	*	1.01%*
Ratio of Net Expenses to Average Net Assets‡	1.00%	*	1.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41%	*	.15%*
Portfolio Turnover Rate	57%	**	55%**

Financial Highlights

Dividend Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 29,		Period from November 2, 2006 ^ to August 31,
	2008		2007
	(Unaudited)

Net Asset Value, Beginning of Period	$10.93		$10.00
Income From Operations:
Net Investment Income (Loss)@	.12		.21
Net Gains or Losses on Securities (both realized and unrealized)	(.63)		.88
Total From Investment Operations	(.51)		1.09
Less Distributions From:
Net Investment Income	(.12)		(.16)
Net Capital Gains	(.27)		—
Total Distributions	(.39)		(.16)
Net Asset Value, End of Period	$10.03		$10.93
Total Return††	(4.93%)	**	+10.87%	**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$6.8		$7.1
Ratio of Gross Expenses to Average Net Assets#	1.01%	*	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	1.01%	*	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.20%	*	2.37%	*
Portfolio Turnover Rate	28%	**	42%	**

Financial Highlights

Energy Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 29,		Period from October 17, 2006^ to August 31,
	2008		2007
	(Unaudited)
Net Asset Value, Beginning of Period	$12.28		$10.00
Net Investment Income (Loss)@	(.00)		.02
Net Gains or Losses on Securities (both realized and unrealized)	2.85		2.29
Total From Investment Operations	2.85		2.31
Less Distributions From:
Net Investment Income	(.16)		(.03)
Net Capital Gains	(.83)		—
Total Distributions	(.99)		(.03)
Net Asset Value, End of Period	$14.14		$12.28
Total Return††	+23.82%	**	+23.13%	**
Net Assets, End of Period (in millions)	$10.5		$8.5
Ratio of Gross Expenses to Average Net Assets#	1.01%	*	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	1.01%	*	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.00%)	*	.20%	*
Portfolio Turnover Rate	21%	**	45%	**

Financial Highlights
Equity Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 29,		Period from November 2, 2006^ to August 31,
	2008		2007
	(Unaudited)
Net Asset Value, Beginning of Period	$10.52		$10.00
Net Investment Income (Loss)@	.17		.25
Net Gains or Losses on Securities (both realized and unrealized)	(.09)		.52
Total From Investment Operations	.08		.77
Less Distributions From:
Net Investment Income	(.19)		(.25)
Net Capital Gains	(.24)		(.00)
Total Distributions	(.43)		(.25)
Net Asset Value, End of Period	$10.17		$10.52
Total Return††	+.70%	**	+7.73%	**
Net Assets, End of Period (in millions)	$5.4		$5.4
Ratio of Gross Expenses to Average Net Assets#	1.01%	*	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	1.01%	*	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.23%	*	2.81%	*
Portfolio Turnover Rate	14%	**	26%	**

Financial Highlights

Research Opportunities Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 29,		Period from November 2, 2006^ to August 31,
	2008		2007
	(Unaudited)
Net Asset Value, Beginning of Period	$11.14		$10.00
Net Investment Income (Loss)@	.02		.04
Net Gains or Losses on Securities (both realized and unrealized)	(.82)		1.12
Total From Investment Operations	(.80)		1.16
Less Distributions From:
Net Investment Income	(.07)		(.02)
Net Capital Gains	(.43)		—
Total Distributions	(.50)		(.02)
Net Asset Value, End of Period	$9.84		$11.14
Total Return††	(7.53%)	**	+11.58%	**
Net Assets, End of Period (in millions)	$7.9		$8.6
Ratio of Gross Expenses to Average Net Assets#	1.01%	*	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	1.00%	*	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	.42%	*	.44%	*
Portfolio Turnover Rate	55%	**	88%	**

Notes to Financial Highlights Equity Funds

 (UNAUDITED)

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested.  Results represent past performance and do not guarantee future results.  Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.  For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#

The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡

After reimbursement of expenses and/or waiver of the investment management fees by Management.  Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Period Ended August 31,
	2008(4)	2007(4)
Convergence Fund Trust Class	1.85%	2.40%(2)
Dividend Fund Trust Class	2.01%	2.54%(1)
Energy Fund Trust Class	1.77%	2.15%(3)
Equity Income Fund Trust Class	2.56%	2.91%(1)
Research Opportunities Fund Trust Class	1.81%	2.31%(1)

(1)

Period from November 2, 2006 to August 31, 2007

(2)

Period from January 9, 2007 to August 31, 2007

(3)

Period from October 17, 2006 to August 31, 2007

(4)

 These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would be higher.

^

The date investment operations commenced.

@

Calculated based on the average number of shares outstanding during the fiscal period.

*

Annualized.

**

Not annualized.

Directory

	Investment Manager, Administrator and Distributor	Legal Counsel
	Neuberger Berman Management Inc.	Kirkpatrick & Lockhart Preston Gates Ellis LLP
	605 Third Avenue, 2nd Floor	1601 K Street, NW
	New York, NY 10158-0180	Washington, DC 20006-1600
800.877.9700 or 212.476.8800
	Institutional Services 800.366.6264	Independent Registered Public Accounting Firms
Ernst & Young LLP
	Sub-Adviser	200 Clarendon Street
	Neuberger Berman, LLC	Boston, MA 02116
605 Third Avenue
	New York, NY 10158-3698	Tait, Weller & Baker LLP
1818 Market Street
	Custodian and Shareholder Servicing Agent	Suite 2400
	State Street Bank and Trust Company	Philadelphia, PA 19103
225 Franklin Street
Boston, MA 02110

For Trust Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Equity Funds (“Board”), including the Trustees who are not “interested persons” of Neuberger Berman Management Inc. (“Management”) (including its affiliates) or Neuberger Berman Equity Funds (“Independent Fund Trustees”), approved the continuance of the Management and Sub-Advisory Agreements (“Agreements”) for Neuberger Berman Convergence Fund, Neuberger Berman Dividend Fund, Neuberger Berman Energy Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Research Opportunities Fund (each a “Fund”).

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC (“Neuberger”) in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations.  The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.  The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements.  They met with such counsel separately from representatives of Management to discuss the annual contract review.  The annual contract review extends over two regular meetings o f the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.  In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds.  The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight.  The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds.  The Board considered the quality of brokerage execution obtained by Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund.  The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Funds and by other clients of Management and Neuberger from such services.  In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board noted that each Fund has been operational for less than a full fiscal year and the underlying factors supporting the initial approval of the Agreements remained the same.  The Board also considered the quarterly performance information for each Fund received throughout the year in comparison to a peer group of comparable funds.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds.  Where a Fund’s management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee.  With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is “at cost.”

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for each Fund.  The Board noted that Management incurred a loss on Neuberger Berman Dividend Fund, Neuberger Berman Energy Fund and Neuberger Berman Research Opportunities Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds.  The Board noted that there were no such comparable advised or sub-advised funds.  The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the benefits accruing to each Fund, the Board reviewed specific data as to Management’s profit or loss on each Fund for a recent period.  The Board also carefully examined Management’s cost allocation methodology and in recent years had an independent consultant review the methodology.  It also reviewed an analysis from an independent data service on profitability margins in the investment management industry.  The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management’s level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders.  In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Neuberger Berman
Equity Funds

Investor Class Shares

Trust Class Shares

Advisor Class Shares

Institutional Class Shares

Class A Shares

Class C Shares

Century Fund

Fasciano Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Guardian Fund

International Fund

International Institutional Fund

International Large Cap Fund

Large Cap Disciplined Growth Fund

Mid Cap Growth Fund

Partners Fund

Real Estate Fund

Regency Fund

Select Equities Fund

Small and Mid Cap Growth Fund

Small Cap Growth Fund

Socially Responsive Fund

Semi-Annual Report

February 29, 2008

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY

Century Fund	2

Fasciano Fund	5

Focus Fund	7

Genesis Fund	9

Global Real Estate Fund	12

Guardian Fund	14

International Fund	16

International Institutional Fund	19

International Large Cap Fund	21

Large Cap Disciplined Growth Fund	24

Mid Cap Growth Fund	27

Partners Fund	30

Real Estate Fund	33

Regency Fund	35

Select Equities Fund	38

Small and Mid Cap Growth Fund	41

Small Cap Growth Fund	44

Socially Responsive Fund	46

FUND EXPENSE INFORMATION	52

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Century Fund	60

Fasciano Fund	62

Focus Fund	64

Genesis Fund	66

Global Real Estate Fund	69

Guardian Fund	72

International Fund	74

International Institutional Fund	77

International Large Cap Fund	80

Large Cap Disciplined Growth Fund	83

Mid Cap Growth Fund	85

Partners Fund	88

Real Estate Fund	90

Regency Fund	92

Select Equities Fund	94

Small and Mid Cap Growth Fund	95

Small Cap Growth Fund	97

Socially Responsive Fund	99

FINANCIAL STATEMENTS	104

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Century Fund	159

Fasciano Fund	160

Focus Fund	162

Genesis Fund	165

Global Real Estate Fund	169

Guardian Fund	171

International Fund	174

International Institutional Fund	176

International Large Cap Fund	177

Large Cap Disciplined Growth Fund	181

Mid Cap Growth Fund	184

Partners Fund	188

Real Estate Fund	192

Regency Fund	193

Select Equities Fund	195

Small and Mid Cap Growth Fund	198

Small Cap Growth Fund	199

Socially Responsive Fund	202

Directory	208

Proxy Voting Policies and Procedures	209

Quarterly Portfolio Schedule	209

Board Consideration of the Management and Sub-Advisory Agreements	209

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2008 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

Dear Fellow Shareholder,

Investors endured a tempestuous stock market over the six-month reporting period through February 29, 2008, as major stock indices suffered sizable declines. Distress in the subprime mortgage market was a spark for volatility, while falling home prices, high oil prices, tighter lending practices, and worries about the reliability of the financial system all appeared to have an impact. Together, these influences fomented uncertainty over the path of the economy and suggested to our portfolio managers that the coming months could continue to pose substantial challenges.

Although a variety of indicators reflected a slowing in the economy during the period, of particular concern was the condition of consumers, who account for more than two-thirds of U.S. gross domestic product, or GDP. Credit card defaults appeared to be on the rise, while the real estate slump and tighter credit hampered homeowners' ability to draw on home equity for spending power. Because a substantial segment of Americans now depends on credit to support their spending on essentials (groceries, gas and other basic living expenses), tighter borrowing conditions have broad implications for consumption generally.

Ongoing turmoil in the credit markets also had a substantial impact, and was characterized by a lack of liquidity (or the free flow of capital) and anxiety over potential defaults by a variety of issuers of fixed income securities. Liquidity is essential to the proper functioning of the capital markets and the economy, which is a key reason the Federal Reserve has become increasingly aggressive in its efforts to introduce liquidity into the financial system — employing traditional tools like interest rate cuts but also innovative new techniques to provide corporate borrowers with capital.

During the six-month period, our portfolio managers remained steadfast in adhering to their investment disciplines, carefully monitoring ongoing risks, but also seeking to identify mis-pricings and to take advantage of market fluctuations to create value for shareholders. In times like this, I believe, their skill as stock pickers and experience facing difficult markets could be particularly valuable assets.

On a final note, I am pleased to announce the addition of several new Funds to our lineup. Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund are both run by highly regarded portfolio management teams with experience managing similar strategies for high net worth investors, while Neuberger Berman Global Real Estate Fund extends our established real estate investment discipline to overseas markets. I hope you take the time to read up on these Funds in the pages that follow and in our fund prospectus.

Thank you for putting your trust in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Funds

Century Fund Commentary

Investor Class: NBCIX

Although performance was slightly negative for the six-month period ended February 29, 2008, we are pleased to report that Neuberger Berman Century Fund strongly outperformed its benchmark, the Russell 1000 Growth Index. The Fund also outperformed the Index for the full year.

This has been a difficult six-month period for the stock market. Prices that had been under pressure in the face of a slowing economy further deteriorated on liquidity and credit concerns. Worries stemmed from the subprime mortgage crisis and from expectations around how a tightening credit market for both consumers and businesses would impact various sectors of the market.

In addition to downward pressure, another factor that made this market complicated was dramatic sector rotation. Between the August–September period, when we really began to see effects of the credit market's meltdown, and the January–February period, when the Federal Reserve introduced more aggressive interest-rate cuts, there was a complete reversal in the market sectors that investors favored.

For example, banking and financial companies, those in housing-related industries, and those in sectors dependent upon sustained consumer spending suffered during the second half of 2007. During that period, investors preferred larger-cap companies with strong balance sheets, companies that generated enough free cash flow to be independent from the credit markets, and companies that had strong sales outside the U.S. Then in early 2008, in response to the Federal Reserve's rate reductions, the trend reversed somewhat, with investors beginning to believe that the formerly beleaguered companies and industries were nearing a bottom.

Throughout this period, strong stock selection and sector allocations, and our exposure to certain secular themes, such as demand for commodities in emerging markets, benefited the Fund. During the past six months, several of our better performing stocks were in the Energy sector. Petrobras is the largest ethanol producer in Brazil, and the Brazilian state-owned oil company, with holdings off the coast of Brazil including a recent find that may be one of the largest oil discoveries in decades. Occidental Petroleum is an oil company with assets in North America. The company recently entered into a natural gas pipeline contract with Qatar that will make it one of the world's largest natural gas producers and exporters. Both stocks performed quite well during the past six months.

Beyond Energy, Colgate-Palmolive also did well during the reporting period. The company has strong sales outside the U.S., and sells branded products that consumers tend to be loyal to even as a weakening economy affects their decisions in other categories. Monsanto, the global leader in genetically modified seed, was another strong performer, benefiting from their ability to increase prices as they added desirable traits — including resistance to drought, root worm, and herbicide — to their corn seed, and an increase in overall acreage planted, including for the production of ethanol.

We were disappointed this period by several stocks of companies that we like and still believe have fundamentally strong businesses but whose shares are trading down from their highs. Cisco, the networking infrastructure company, suffered with the U.S. economic slowdown during the period. The downturn in financial services also hurt Cisco, as financial services firms are typically big buyers of IT infrastructure. Adobe, a

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	7.6%
Beverages	5.1
Capital Markets	3.9
Chemicals	2.4
Commercial Banks	1.5
Communications Equipment	5.5
Computers & Peripherals	3.4
Diversified Financial Services	1.5
Electric Utilities	5.7
Electrical Equipment	3.6
Energy Equipment & Services	3.9
Food & Staples Retailing	2.5
Health Care Equipment & Supplies	4.7
Hotels, Restaurants & Leisure	1.9
Household Products	5.4
Internet Software & Services	2.3
Life Science Tools & Services	2.2
Machinery	1.8
Media	2.2
Oil, Gas & Consumable Fuels	7.3
Pharmaceuticals	6.6
Semiconductors & Semiconductor Equipment	2.2
Software	6.5
Textiles, Apparel & Luxury Goods	1.6
Tobacco	1.8
Wireless Telecommunication Services	1.9
Short-Term Investments	5.3
Liabilities, less cash, receivables and other assets	(0.3)

software firm, delivered new versions of both Acrobat and Creative Suite III, and saw orders increase as PCs were upgraded to the Vista operating system. However, much of Adobe's sales come from consumers, so the stock has been under pressure on consumer spending fears, as well as some negative comments about their Flash software. Precision Castparts makes precision parts for the aerospace industry as well as pipes for refining. This stock suffered from delays in delivery of Boeing's 787 planes.

Going forward, we remain defensively positioned — underweight in Consumer Discretionary and Technology and overweight in Consumer Staples, Telecom and Utilities — in companies with strong fundamentals. In fact, we haven't changed our portfolio significantly from the positioning we initiated when we took over management in September.

While we believe the U.S. economy is nearing the end of this down cycle, we don't expect to hit bottom during the first half of 2008 due to unresolved issues within the housing market. We think the Federal Reserve is likely to continue to cut interest rates, but so far this has not had the desired effect of creating liquidity, as banks have been bolstering their balance sheets rather than lending. In light of this outlook, we believe our defensive positioning should prove beneficial.

Sincerely,

Daniel D. Rosenblatt, John J. Barker and Daniel J. Fletcher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Century Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Century Fund1,11,16

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	Life of Fund*
Investor Class3b	12/06/1999	(1.07%)	4.86%	9.58%	(3.63%)
Russell 1000® Growth Index[2]		(6.56%)	(0.75%)	9.96%	(3.40%)
Russell 1000® Index[2]		(8.44%)	(5.40%)	11.86%	1.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Investor Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 2.45% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.51%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Investor Class.

Fasciano Fund Commentary

Investor Class: NBFSX

Advisor Class: NBFVX

Small-cap stocks underwent a substantial correction in the six months ended February 29, 2008. The damage was widespread as evidenced by the fact that only two of the 10 sectors in the Russell 2000 Index posted positive returns. Due in part to disappointments in the Energy and Materials sector, Neuberger Berman Fasciano Fund modestly lagged this benchmark over the reporting period.

Although our sector allocation is a function of where we are finding the most compelling investment opportunities, the Fund's substantial underweighting in the Information Technology and Consumer Discretionary sectors, two of the poorest performing sectors in the Russell 2000, benefited relative performance. The Fund's zero weighting in Telecom Service, the single worst performing benchmark sector component, was also a plus. Collectively, our Industrials sector holdings posted a negative return. However, they significantly outperformed the Russell 2000's Industrials sector component.

Our positioning relating to the Financials sector was a mixed blessing during the reporting period. Although the Fund was substantially underweighted in this weak sector, our holdings underperformed by a fairly wide margin. The primary culprits were bank/asset manager Boston Private Financial Holdings and Chicago-based bank Wintrust Financial. Boston Private sold off when a bank it had recently acquired took substantial loan loss provisions due to exposure to the troubled new housing market in Southern California. Wintrust Financial has an attractive banking franchise in the affluent Chicago suburbs. However, like banks generally, its operating results have been hurt by the flat yield curve and tough credit conditions. We still believe this well-managed and well-positioned bank represents an attractive long-term franchise and is likely to maintain good credit quality in its loan portfolios despite the difficult environment.

Underperformance in the Energy sector penalized relative returns. CARBO Ceramics manufactures proppants that enhance production primarily from natural gas wells. With recent weakness in the natural gas production environment, particularly in Canada, CARBO Ceramics' business has softened. In addition, increases in the cost of bauxite, one of the primary materials used in its products, pressured profit margins. We believe the recent rally in natural gas prices, as well as new product offerings and field trials with key clients, should help future results.

Spartech, one of our three Materials holdings, also disappointed and was largely responsible for the portfolio's lagging performance in this sector. Spartech is a producer of engineered plastic sheet, polymeric compounds, and engineered products. We expect continued weakness in the residential construction, transportation and recreational and leisure product markets to diminish Spartech's intermediate term business prospects. We are also alarmed by the resignation (for personal reasons) of a talented CEO who we felt could help the company make it through a difficult period. Consequently, we eliminated the position.

Looking ahead, a weak economy has been getting weaker and recent economic data suggests we are at the beginning of a recession. Whether it will be a short-lived, shallow contraction or a more prolonged and deeper retrenchment is beyond our area of expertise. We are encouraged by the fact that the Federal Reserve and Federal Government appear to be willing to pull out all stops in an effort to revive the economy. Hopefully, at some

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	1.2%
Air Freight & Logistics	1.3
Auto Components	1.4
Chemicals	2.8
Commercial Banks	4.4
Commercial Services & Supplies	17.9
Diversified Financial Services	1.0
Electrical Equipment	1.1
Electronic Equipment & Instruments	4.6
Energy Equipment & Services	5.0
Health Care Equipment & Supplies	4.8
Health Care Providers & Services	3.9
Health Care Technology	1.0
Hotels, Restaurants & Leisure	1.7
Insurance	3.7
Internet Software & Services	3.3
Life Science Tools & Services	1.5
Machinery	15.9
Media	2.4
Metals & Mining	2.4
Oil, Gas & Consumable Fuels	3.9
Personal Products	1.7
Pharmaceuticals	2.6
Road & Rail	2.8
Semiconductors & Semiconductor Equipment	1.0
Specialty Retail	1.7
Trading Companies & Distributors	3.8
Short-Term Investments	26.7
Liabilities, less cash, receivables and other assets	(25.5)

point in the second half, these stimulus efforts will put the economy back on the growth path and the market will begin anticipating the recovery before it occurs.

In the interim, we may have to continue to operate in a challenging small-cap stock market. However, we believe that our focus on high quality, highly profitable, strong free-cash-flow generating companies puts us in position to make it through tough times and prosper when the economy and tone of the stock market improves. The current credit crunch has made free cash flow even more important, in that the ability of a company to finance growth internally provides an advantage over competitors dependent on the credit markets. Strong free cash flow can also be used to leverage earnings through share repurchases — a good way to support stock prices in weak economies and stock markets.

Sincerely,

Michael F. Fasciano
Portfolio Manager

This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Fasciano Fund1,7

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Investor Class3b	11/10/1988	(13.29%)	(10.38%)	9.51%	3.53%
Advisor Class3b,6	05/24/2002	(13.42%)	(10.49%)	9.19%	3.33%
Russell 2000® Index[2]		(12.91%)	(13.00%)	14.90%	4.96%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.30% and 1.71% for Investor Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio for the Advisor Class was 1.50%. Neuberger Berman Management Inc. has voluntarily agreed to limit certain expenses of the Advisor Class.

Focus Fund Commentary

Investor Class: NBSSX

Trust Class: NBFCX

Advisor Class: NBFAX

Investors faced a challenging large-cap stock market in the six months ended February 29, 2008 with seven of the 10 sectors in the S&P 500 finishing in the red and four of these sectors posting double-digit percentage declines. Although Neuberger Berman Focus Fund failed to achieve a positive return, it outperformed its S&P 500 benchmark. With superior performance in seven of the nine sectors in which the Fund was invested, stock selection deserves most of the credit for the Fund's relative performance success.

Led by Occidental Petroleum, leading oil sands producer Canadian Natural Resources, and XTO Energy, Energy sector investments had the most positive impact on absolute and relative returns. The portfolio was only modestly overweighted in Energy, but our holdings doubled the return of the S&P's Energy component. Our theme in Energy has been to buy companies with long-lived reserves in politically stable regions that also are of the size and character that may make them acquisition targets as the energy industry continues to consolidate. While oil and natural gas prices may retreat from their recent highs as global economic growth slows and the U.S. dollar stabilizes, we believe that, over the long term, incremental demand from newly industrialized nations, combined with constrained supply due to the difficulty in finding, and the rising cost of producing, more energy, will sustain high energy prices and promote ongoing profitability for select energy companies.

The portfolio was underweighted in Consumer Staples, but our holdings outperformed. PepsiCo, a stock in which we have recently taken profits, contributed to returns. Store-brand breakfast cereal producer Ralcorp Holdings, which we continue to view as an outstanding bargain, also enhanced relative performance. With the economy weakening, we would like to increase our exposure in this defensive sector. However, with so many investors already hiding in Consumer Staples, the valuations are, in our opinion, too rich. We would also like some exposure in the Materials sector, but high valuations are also limiting true value-oriented opportunities.

Led by Covidien, the diversified health care products company spun out of Tyco, and medical analytical instrument leader Thermo Fisher Scientific, our Health Care sector investments produced a modest gain versus a loss for the benchmark sector component. We managed to duck a bullet by not owning the pharmaceuticals and managed care companies that were hit fairly hard during this reporting period. However, we think the sell-off in some of these companies is overdone, and we are investigating evolving opportunities.

Although the portfolio was underweighted in Financials and our returns were competitive with the S&P 500's Financials component, investments in this troubled sector were a major drag on returns. Citigroup, Capital One Financial and Federal Home Loan Mortgage Corporation (Freddie Mac) were among our biggest disappointments. We think Citigroup and Freddie Mac will recover, to some degree, because we expect the government to address mortgage-backed securities problems with some form of bailout. We think that Capital One is now one of the more attractive opportunities in the sector. We doubt that there will be the kind of increase in credit card defaults that some expect. Capital One has virtually no direct exposure to the illiquid mortgage-backed securities derivatives clogging the balance sheets of so many financial companies. Finally, its bank acquisitions provide a low cost source of capital to fund growth or repurchase shares.

Information Technology had a mixed impact on results. Our holdings delivered higher returns than the benchmark component, but the

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Building Products	3.2%
Capital Markets	2.8
Communications Equipment	10.7
Computers & Peripherals	3.7
Consumer Finance	3.7
Diversified Financial Services	3.7
Electric Utilities	1.1
Electrical Equipment	4.2
Energy Equipment & Services	2.2
Food & Staples Retailing	0.5
Food Products	1.5
Health Care Equipment & Supplies	3.4
Household Products	1.6
Insurance	3.1
Internet Software & Services	0.5
Life Science Tools & Services	5.1
Machinery	2.8
Media	2.9
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	13.6
Personal Products	1.9
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.5
Software	8.9
Specialty Retail	4.7
Thrifts & Mortgage Finance	1.1
Wireless Telecommunication Services	0.5
Short-Term Investments	17.7
Liabilities, less cash, receivables and other assets	(13.2)

portfolio was substantially overweighted in this below-market-average performing sector. Intel, International Rectifier, Amdocs and Cisco Systems were among our poorer sector performers. As part of our risk management strategy, we might be tempted to lighten up a bit in tech. However, with the valuations of high quality companies coming down, we think risk in the sector is diminishing.

Looking ahead, with the government coming to the rescue, we think the panic in the Financials sector will subside before the end of calendar second quarter, but we doubt that it will come in time to avert a shallow, short-lived recession that may be followed by a protracted period of subdued economic growth. Ordinarily, this would not be a very favorable backdrop for stocks; in fact, we expect ongoing market volatility to test investors' patience and resolve. However, with the valuations of high quality companies at current levels, especially with respect to today's low multiples to cash flow, we think this period of market turmoil will turn out to be an outstanding long-term buying opportunity.

Sincerely,

Robert B. Corman
Portfolio Manager

While the value-oriented approach is intended to limit risks, the Fund — with its concentration in sectors — may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Focus Fund1,10

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Investor Class3b	10/19/1955	(5.96%)	(1.57%)	14.67%	4.60%
Trust Class3b	08/30/1993	(6.10%)	(1.76%)	14.47%	4.42%
Advisor Class3b,6	09/03/1996	(6.16%)	(2.02%)	14.24%	4.58%
Russell 1000® Value Index[2]		(10.38%)	(9.99%)	13.68%	5.54%
S&P 500 Index[2,19]		(8.79%)	(5.08%)	11.32%	3.50%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.89%, 1.09% and 1.30% for Investor Class, Trust Class and Advisor Class shares, respectively.

Genesis Fund Commentary

Institutional Class: NBGIX

Investor Class: NBGNX

Trust Class: NBGEX

Advisor Class: NBGAX

We are pleased to report that Neuberger Berman Genesis Fund posted a solidly positive return versus a double-digit percentage loss for its Russell 2000 benchmark in the six months ended February 29, 2008. We could encourage you to think that the Fund's superior relative performance over the period is solely a function of our stock picking brilliance. However, we must confess that we have benefited substantially from more risk-averse investors' increasing bias toward the financially strong, well managed, "steady Eddie" earners we have always favored.

Led by Denbury Resources, Foundation Coal Holdings, and Cabot Oil & Gas, our Energy sector investments had the most positive impact on absolute and relative returns. The portfolio was nearly triple-weighted in Energy and the gain from our investments more than tripled the return of the corresponding benchmark sector component. While we have certainly benefited over the last three years from the rise in oil prices, superior relative performance in the sector is the result of our focus on energy companies such as exploration and production companies that are steadily increasing production, and oil equipment and services firms whose profit prospects are not solely dependent on rising oil prices. Oil prices may well retreat from the recent $100-plus per barrel levels. However, over the longer term, we believe that favorable supply/demand dynamics will continue to support high oil prices and energy company profitability.

The portfolio was also overweighted in Industrials and our investments in this sector posted a positive return compared to a low-teen percentage loss for the benchmark sector component. The strong performance of mining equipment manufacturers Bucyrus International and Joy Global is largely responsible for the Fund's good showing in this sector. Incremental demand for energy and metals coming from newly industrialized China and India should continue to help mining equipment manufacturers. Led by diversified consumer goods company Church & Dwight, our Consumer Staples investments also posted a healthy return versus a decline for the benchmark sector.

Materials sector investments excelled, collectively nearly quintupling the return from the benchmark sector component. Compass Minerals International, a leading producer of salt used for highway deicing and various other consumer uses, was the biggest winner in this sector. We were initially attracted to the company for its consistent cash flow, which supported a hefty dividend. However, its faster growing potash-based fertilizer business has attracted considerable attention as investors have looked for ways to participate in the booming agricultural sector.

Although collectively posting a negative return, our Information Technology (IT) sector investments held up reasonably well, recording a modest decline compared to a more than 20% loss for the Russell 2000's IT component. This is largely because we generally own stable, low to mid-tech businesses with fairly predictable earnings — the kind of stocks that historically have not been hammered when the tech sector sells off.

Although the portfolio was underweight and our holdings outperformed in both sectors, declines in our Consumer Discretionary and Financials holdings were a significant drag on performance. The poor performance

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	2.9%
Air Freight & Logistics	1.2
Auto Components	1.1
Beverages	0.1
Building Products	0.7
Capital Markets	0.4
Chemicals	0.3
Commercial Banks	3.5
Commercial Services & Supplies	5.7
Containers & Packaging	2.2
Diversified Consumer Services	2.0
Electrical Equipment	1.1
Electronic Equipment & Instruments	2.0
Energy Equipment & Services	3.7
Food & Staples Retailing	0.7
Food Products	0.3
Gas Utilities	0.1
Health Care Equipment & Supplies	10.1
Health Care Providers & Services	4.1
Hotels, Restaurants and Leisure	0.3
Household Products	2.8
Industrial Conglomerates	0.5
Insurance	1.2
IT Services	2.0
Life Science Tools & Services	4.7
Machinery	10.7
Media	1.3
Metals & Mining	2.9
Multi-Utilities	0.4
Office Electronics	1.2
Oil, Gas and Consumable Fuels	16.8
Personal Products	1.3
Pharmaceuticals	0.7
Road & Rail	0.1
Software	3.5
Specialty Retail	1.5
Thrifts & Mortgage Finance	0.4
Trading Companies & Distributors	0.9
Short-Term Investments	4.9
Liabilities, less cash, receivables and other assets	(0.3)

of Consumer Discretionary stocks reflected investor concern that consumer spending would weaken. The problems facing the financial sector — the credit crunch spawned by the mortgage backed securities debacle — are well known. We managed to avoid the biggest potholes in this sector by focusing on companies with less exposure to credit risk. California-based Westamerica Bancorp is a good example. This is a closely held company, with family management owning approximately 30% of the float. Since their own financial fortune is at stake, they maintain high lending standards and tight cost controls and are very sensitive to credit risk. The bank is highly profitable and, in our opinion, well positioned to remain so. In addition, we believe growth will accelerate as Westamerica acquires troubled competitors in its region.

Looking ahead, it appears that the chicken we have been most concerned about — an over-extended consumer facing rising food, fuel, utilities, healthcare, and mortgage costs — is coming home to roost. The current credit crunch, which is putting even more pressure on the economy, can be traced back to consumers sticking their financial necks out with adjustable rate and sub-prime mortgages. While we hope we are being overly pessimistic, we suspect the economy might contract for several quarters and then perhaps face a prolonged period of subdued growth. This is not an ideal scenario for stocks, but we think it is one in which investors will be drawn to the high quality, consistently profitable companies in the Genesis Fund.

Sincerely,

Judith M. Vale and Robert D'alelio
Portfolio Co-Managers

This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Genesis Fund1

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Institutional Class3b,8	07/01/1999	4.46%	11.61%	18.99%	12.00%
Investor Class3b	09/27/1988	4.35%	11.42%	18.77%	11.78%
Trust Class3b	08/26/1993	4.35%	11.33%	18.70%	11.73%
Advisor Class3b	04/02/1997	4.18%	11.04%	18.41%	11.44%
Russell 2000® Index[2]		(12.91%)	(13.00%)	14.90%	4.96%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.87%, 1.05%, 1.12% and 1.37% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively.

Global Real Estate Fund Commentary

Institutional Class: NBGLX

Trust Class: NBGRX

Neuberger Berman Global Real Estate Fund commenced operations on October 2, 2007. The timing of the introduction of the Fund was less than fortuitous, with global real estate securities selling off sharply over the ensuing five months. From inception through the close of the reporting period, the Fund modestly lagged its FTSE EPRA/NAREIT Global Index benchmark.

During the Fund's brief operating period, global property markets were negatively impacted by the acceleration of the U.S credit crunch beginning in August 2007, the credit crisis spreading to financial institutions in the U.K. and Western Europe, growing concern about the potential for a global economic slowdown, and investors' shift away from risk, including in the Asian markets. All six of the geographic sectors represented in the Fund's benchmark posted negative returns.

The Fund was overweighted in Asia, with particular emphasis on Hong Kong and China. This region performed well on a relative basis as a result of very strong property fundamentals. Japan and Australia were laggards as a result of anemic growth and too much leverage, respectively. The United Kingdom and Continental Europe, while down on an absolute basis, outperformed the relevant index component as attractive stock valuation levels and continued sound property fundamentals limited downside. North America, consisting of the United States and Canada, was negatively affected by the credit crunch but outperformed the beleaguered Japanese and Australian markets.

We believe that there is a very strong case for investing in real estate securities around the globe. First, returns from real estate securities have historically had a low correlation to other equities sectors, providing true diversification for portfolios. Second, global real estate markets give investors direct participation in local economic growth. Third, investing in this segment presents an opportunity to take advantage of the global securitization of commercial real estate — historically a wealth building asset. Finally, and perhaps most importantly, historical returns have been quite attractive. Over the five years ended on December 31, 2007, the FTSE EPRA/NAREIT Global Real Estate Index posted an average annualized return of 24.3% compared to 12.8% for the S&P 500. Of course, past performance is no guarantee of future results. However, over the long term, we believe that returns from global real estate securities may be competitive with global equities indices while presenting less risk than pure equities portfolios.

Since this is our first opportunity to formally address shareholders, we want to outline our investment philosophy and methodology. First, we believe that intense macroeconomic and company-specific research will provide a long-term performance advantage. Second, we believe that combining the assessment of real estate fundamentals with securities analysis will be an effective strategy. Finally, we believe that being in the right places at the right time, both on a property sector and regional/national basis, can enhance returns.

Our investment methodology reflects this philosophy. We begin with global macroeconomic research designed to evaluate the impact of prevailing economic trends on commercial real estate values. We then try to determine which regions/countries offer the most attractive risk/return potential and relative valuations. Continuing in a top-down mode, we perform extensive quantitative research on relative valuation among the different property sectors. We then work from the bottom up, examining both real estate and security fundamentals. Finally, we apply proprietary analytical tools to make buy/sell decisions.

Employing this investment methodology, we build a portfolio holding 60-80 different securities diversified by region, country and property sectors. Generally, individual security positions will be between 1% and 5% of portfolio assets with a maximum of 10% in a single security.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Apartments	15.0%
Commercial Products & Services	2.8
Community Centers	1.2
Diversified	23.4
Health Care	1.0
Heavy Industry	2.2
Home Builders	0.9
Industrial	5.8
Lodging	3.0
Office	20.2
Office—Industrial	1.7
Regional Malls	3.5
Residential	0.8
Retail	13.8
Self Storage	2.0
Short-Term Investments	2.3
Cash, receivables and other assets, less liabilities	0.4

As we enter the second half of fiscal 2008, the primary issue remains severely constrained credit markets. We believe that central banks around the globe will address this problem more aggressively in the quarters ahead. We expect a series of interest rate cuts and injections of government sponsored liquidity to help free up credit. In a lower interest rate environment, we expect global real estate securities to attract more favorable investor attention and deliver positive returns in the second half of calendar 2008.

Sincerely,

Steven R. Brown, Frank Onstwedder and Bas Eestermans

Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Global Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Global Real Estate Fund1

	Inception Date	Cumulative Total Return Ended 2/29/08 Life of Fund	Cumulative Total Return Ended 3/31/08 Life of Fund*
Institutional Class3b	10/02/2007	(16.24%)	(16.58%)
Trust Class3b	10/02/2007	(16.31%)	(16.69%)
FTSE EPRA/NAREIT Global Real Estate Index[2]		(16.19%)	(15.86%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date 10/2/2007.

As stated in the fund's most recent prospectus, the estimated total annual fund operating expense ratios are 2.38% and 2.77% for Institutional Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.00% and 1.25% for Institutional Class and Trust Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2010 for Institutional Class and Trust Class.

Guardian Fund Commentary

Investor Class: NGUAX

Trust Class: NBGTX

Advisor Class: NBGUX

During an extremely challenging market environment in the six months ended February 29, 2008, Neuberger Berman Guardian Fund declined but outpaced its S&P 500 benchmark. On the whole, stock selection was the primary performance factor, especially in hard hit sectors such as Financials and Consumer Discretionary, where our holdings significantly outperformed their respective S&P 500 sector components. Our decision at the beginning of calendar 2007 to move into less economically sensitive companies with strong balance sheets helped dampen for the portfolio the severity of market declines since the beginning of the reporting period.

Energy sector investments made the greatest contribution to absolute and relative returns. Our focus on natural gas-oriented companies helped our Energy holdings strongly outperform the return from the S&P 500's Energy sector component. Normal winter weather patterns in the Midwest and Northeast buoyed natural gas demand. We continue to favor natural gas producers, in part because we believe its relatively low cost and cleaner emissions will make natural gas the fuel of choice to satisfy incremental demands for power.

While down, our Financials sector investments substantially outperformed the S&P Financials, the index's worst performing sector. Our positive relative performance was largely due to our decision to minimize exposure to financial companies subject to credit risk following an extended period of low long-term interest rates and credit spreads. Today, State Street and Bank of New York Mellon are the two dominant providers of financial transaction processing services. Traditional consumer and commercial banking are smaller components of these institutions, resulting in what we believe is manageable exposure to credit risks. The transaction processing expertise and infrastructure established by these two companies provide operational and cost advantages to asset managers participating in global financial markets. Increasing activity in and across these markets is likely to continue to be a favorable trend for State Street and Ban k of New York Mellon. Citigroup was our most costly mistake in the Financials sector. We underestimated the rapidity and degree of deterioration that Citigroup would sustain in its "super senior" (the highest credit quality) collateralized debt obligations (CDOs). The resulting capital funding needs undercut our investment premise, causing us to exit the position.

Our Consumer Discretionary sector investments posted a negative return, but they outperformed the corresponding benchmark sector component by a wide margin. VF Corp., our best performing Consumer Discretionary holding, provides a good example of our approach. VF is a clothing company with a stable of well known brands including Wrangler and Lee Jeans, Nautica and North Face. In our opinion, VF has good secular growth prospects due to increasing sales overseas, is expanding product lines across both men's and women's apparel, is introducing branded accessories, and is opening small retail operations in upscale locations. These company-specific factors provide VF Corp. with growth opportunities despite cyclical sector concerns. Importantly, these growth prospects, we believe, are not adequately reflected in its current valuation.

Information Technology, driven by concerns over a cyclical slowdown, was the fourth worst performing S&P sector and one of only three sectors in which we lagged the benchmark component. We have reviewed each of our technology investments and believe they continue to have advantageous positions in their respective businesses and represent good long-term value.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.8%
Automobiles	2.2
Biotechnology	2.5
Capital Markets	8.6
Commercial Services & Supplies	4.4
Consumer Finance	2.9
Electronic Equipment & Instruments	7.7
Energy Equipment & Services	2.3
Health Care Providers & Services	3.4
Industrial Conglomerates	3.0
Insurance	5.7
IT Services	2.0
Life Science Tools & Services	1.8
Machinery	4.3
Media	12.7
Multi—Utilities	3.6
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	2.7
Real Estate Investment Trusts	3.1
Road & Rail	3.3
Semiconductors & Semiconductor Equipment	6.9
Software	2.6
Textiles, Apparel & Luxury Goods	2.3
Short-Term Investments	11.0
Liabilities, less cash, receivables and other assets	(10.4)

Looking ahead, we have no crystal ball to gauge the ultimate impact of the current credit crunch on the economy or the markets. Our focus, as always, is on individual companies with strong balance sheets and superior long-term growth prospects. A year ago, we began identifying companies that we think are more insulated from credit concerns and a decelerating economy. We continue to focus on ways to preserve shareholder capital in what may continue to be a troubled market. We are also taking advantage of this heightened period of stock market volatility to actively investigate evolving value opportunities in high quality companies on our prospect list. Overall, we believe, the portfolio is structured to deliver superior earnings growth through this period while being positioned to participate in the eventual share price recovery.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Guardian Fund1,9,17

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Investor Class3b	06/01/1950	(4.93%)	(2.59%)	13.92%	2.82%
Trust Class3b	08/03/1993	(5.01%)	(2.77%)	13.73%	2.69%
Advisor Class3b	09/03/1996	(5.19%)	(3.19%)	13.25%	2.25%
S&P 500 Index[2]		(8.79%)	(5.08%)	11.32%	3.50%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.88%, 1.06% and 2.86% for Investor Class, Trust Class and Advisor Class shares, respectively. The net expense ratio was 1.51% for Advisor Class. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Advisor Class.

International Fund Commentary

Investor Class: NBISX

Trust Class: NBITX

International stocks held up better than U.S. equities in the six months ended February 29, 2008, with the MSCI EAFE Index declining 4.6% versus the S&P 500's 8.8% loss. Largely due to disappointing relative performance in the Consumer Discretionary, Financials and Industrials sectors, Neuberger Berman International Fund lagged its EAFE benchmark.

Energy sector investments had the most positive impact on portfolio performance, with Brazil's Petroleo Brasiliero, the U.K.'s Burren Energy and Tullow Oil, Ireland's Dragon Oil, Canada's Addax Petroleum, and Australia's Woodside Petroleum driving returns. The Fund was nearly triple weighted in Energy and holdings produced a return that substantially outpaced that of EAFE's Energy component. Our superior performance in this sector is a function of our bias toward "upstream" exploration and production companies over downstream refiners and retailers. We continue to think that companies that own the oil in the ground will benefit most directly from what we believe will be favorable long-term fundamentals supporting oil prices.

Telecom Service investments, most notably SK Telecom, South Korea's leading cellular provider, and KT Corp., the country's dominant landline company, contributed to relative returns. For valuation reasons, we have taken profits in SK Telecom. The strong performance of Belgium-based brewer InBev NV helped the portfolio in the Consumer Staples sector.

Consumer Discretionary investments had the most negative impact on returns during the reporting period. The Fund was overweighted in Consumer Discretionary stocks and, collectively, our holdings underperformed. The U.K.'s Punch Taverns, homebuilder Barratt Developments, and trade publisher and conference organizer Informa, and German tire and auto parts manufacturer Continental were among the disappointments. Barratt was a victim of mortgage financing drying up in the U.K. The other three companies retreated on investor concern over restrained consumer spending.

Although the portfolio was substantially underweighted in Financials, our holdings underperformed the benchmark component by a wide margin. The primary culprits were German commercial real estate lender Hypo Real Estate Holding and U.K. residential mortgage lender Northern Rock, which we sold from the portfolio prior to its nationalization. We think Hypo was punished primarily because it has the words "real estate" in its name. Hypo borrows money quite inexpensively in Germany's "covered bond" market, which has been operating for 200 years, including throughout World War II. All its bonds are directly collateralized by high credit quality mortgages. So, Hypo is not exposed to the higher borrowing costs and credit quality risks that have taken down U.S. commercial real estate lenders.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	0.7%
Auto Components	3.0
Automobiles	3.1
Banking	1.5
Banks	0.7
Beverages	2.9
Building Products	0.7
Chemicals	3.2
Commercial Banks	6.6
Commercial Services & Supplies	1.2
Communications Equipment	1.4
Computers & Peripherals	2.4
Construction & Engineering	1.9
Construction Materials	2.9
Diversified Financial Services	0.9
Diversified Telecommunication	1.1
Electrical Equipment	1.0
Electronic Equipment & Instruments	1.8
Energy Equipment & Services	3.1
Food & Staples Retailing	0.9
Food Products	0.6
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.9
Household Durables	0.5
Industrial Conglomerates	0.7
Insurance	3.3
Internet Software & Services	0.4
IT Services	0.5
Leisure Equipment & Products	1.0
Life Science Tools & Services	0.8
Machinery	3.4
Media	3.2
Metals & Mining	3.7
Oil, Gas & Consumable Fuels	18.1
Personal Products	0.6
Pharmaceuticals	0.4
Road & Rail	0.5
Software	2.7
Specialty Retail	0.2
Trading Companies & Distributors	1.3
Transportation	1.0
Wireless Telecommunication Services	2.3
Short-Term Investments	18.0
Liabilities, less cash, receivables and other assets	(6.50)

The disappointing performance of France's Vallourec, a manufacturer of seamless steel tubing used in nuclear plants and deep water drilling rigs, and Netherlands-based plastic pipe producer Wavin, undermined Industrials sector returns. Vallourec sold off due to what we believe will prove to be a temporary oversupply of seamless pipe. Wavin was hurt due to the rapid slowdown in the German construction market and the fact that management of this newly public company was too optimistic about near term prospects for the company.

On average during the period, the portfolio had 21.2% of assets invested in non-EAFE markets (1% in Argentina, 6.4% in Brazil, 11% in Canada, and 2.8% in South Korea.) Strongly positive returns from our Brazilian and Canadian holdings made this strategy a major performance plus. Due in part to investors' rotation out of small and mid-cap stocks, which comprised approximately 40% of our "all cap" portfolio at period's end, and owning good companies in some troubled industries, our investments in the U.K., and developed Europe lagged.

Looking ahead, we are concerned about the economic outlook for Europe, where the weak U.S. dollar is hurting exporters and restrained consumer spending may negatively affect companies serving their domestic markets. Thus far, the European Central Bank appears more concerned about inflationary expectations than economic growth, a policy we believe they will have to revisit in the quarters ahead. We expect economic growth in newly industrialized countries such as China, India, Brazil and Russia to remain relatively strong, but we will carefully monitor the impact of the weakening U.S. and European economies on the rest of the world. Our response is to be even more cautious in the stock selection process, seeking out financially strong, well managed niche companies that we believe can survive a period of slower global growth and prosper when international economies regain momentum.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman International Fund1,9,18

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Investor Class3b	06/15/1994	(8.46%)	(7.33%)	24.21%	7.88%
Trust Class3b,5	06/29/1998	(8.51%)	(7.40%)	24.12%	8.25%
MSCI EAFE® Index[2]		(4.61%)	(2.27%)	21.90%	6.56%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.26% and 1.35% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements).

International Institutional Fund Commentary

Institutional Class: NBIIX

International stocks held up better than U.S. equities in the six months ended February 29, 2008, with the MSCI EAFE Index declining 4.6% versus the S&P 500's 8.8% loss. Largely due to disappointing relative performance in the Consumer Discretionary, Financials and Industrials sectors, Neuberger Berman International Institutional Fund lagged its EAFE benchmark.

Energy sector investments had the most positive impact on Fund performance, with Brazil's Petroleo Brasiliero, the U.K.'s Burren Energy and Tullow Oil, Ireland's Dragon Oil, Canada's Addax Petroleum and Australia's Woodside Petroleum driving returns. The portfolio was nearly triple weighted in Energy and our holdings produced a return that was substantially greater than that of the EAFE's Energy component. Our strong performance in this sector is a function of our bias toward "upstream" exploration and production companies over downstream refiners and retailers. We continue to think that companies that own the oil in the ground will benefit most directly from what we believe are favorable long-term fundamentals supporting oil prices.

Consumer Discretionary investments had the most negative impact on returns. The portfolio was overweighted in Consumer Discretionary stocks and collectively our sector holdings underperformed. The U.K.'s Punch Taverns, homebuilder Barratt Developments, trade publisher and conference organizer Informa, and German tire and auto parts manufacturer Continental were among the disappointments. Barratt was a victim of mortgage financing drying up in the U.K. The other three companies retreated on what appeared to be investor concern over restrained consumer spending.

Although the portfolio was substantially underweighted in Financials, our holdings underperformed the benchmark component by a wide margin. The primary culprits were German commercial real estate lender Hypo Real Estate Holding and U.K. residential mortgage lender Northern Rock, which we sold prior to its nationalization. We think Hypo was punished primarily because it had the words "real estate" in its name. Hypo borrows money quite inexpensively in Germany's "covered bond" market, which has been operating for 200 years including throughout World War II. All its bonds are directly collateralized by high credit quality mortgages. So, Hypo is not exposed to the higher borrowing costs and credit quality risks that have taken down U.S. commercial real estate lenders.

The disappointing performance of France's Vallourec, a manufacturer of seamless steel tubing used in nuclear plants and deep water drilling rigs, and Netherlands-based plastic pipe producer Wavin undermined Industrials sector returns. Vallourec sold off due to what we believe will prove to be a temporary oversupply of seamless piping. Wavin was hurt due to the rapid slowdown in the German construction market and the fact that management of this newly public company was too optimistic about the near term prospects for the company.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	0.8%
Auto Components	2.9
Automobiles	2.9
Beverages	2.8
Building Products	0.7
Chemicals	3.1
Commercial Services & Supplies	1.2
Commercial Banks	8.6
Communications Equipment	1.4
Computers & Peripherals	2.3
Construction & Engineering	1.8
Construction Materials	2.8
Diversified Financial Services	0.8
Diversified Telecommunication	1.1
Electrical Equipment	1.0
Electronic Equipment & Instruments	1.8
Energy Equipment & Services	2.9
Food & Staples Retailing	0.9
Food Products	0.6
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.9
Household Durables	0.4
Industrial Conglomerates	0.7
Insurance	3.2
Internet Software & Services	0.4
IT Services	0.4
Leisure Equipment & Products	1.0
Life Science Tools & Services	0.8
Machinery	3.3
Media	3.1
Metals & Mining	3.6
Oil, Gas & Consumable Fuels	17.5
Personal Products	0.6
Pharmaceuticals	0.4
Road & Rail	0.4
Software	2.8
Specialty Retail	0.2
Trading Companies & Distributors	1.2
Transportation	1.0
Wireless Telecommunication Services	2.2
Short-Term Investments	20.8
Liabilities, less cash, receivables and other assets	(6.7)

On average during the period, the Fund had 21% of assets invested in non-EAFE markets (1% in Argentina, 6.4% in Brazil, 10.9% in Canada, and 2.7% in South Korea.) Strongly positive returns from our Brazilian and Canadian holdings made this strategy a major performance plus. Due in part to investors' rotation out of small and mid-cap stocks, which comprise approximately 40% of our "all cap" portfolio, and owning good companies in some troubled industries, our investments in the U.K., and developed Europe lagged.

Looking ahead, we are concerned about the economic outlook for Europe, where the weak U.S. dollar is hurting exporters and restrained consumer spending may negatively affect companies serving domestic markets. Thus far, the European Central Bank appears more concerned about inflationary expectations than economic growth, a policy we believe they will have to revisit in the quarters ahead. We expect economic growth in newly industrialized countries such as China, India, Brazil and Russia to remain relatively strong, but will be carefully monitoring the impact of the weakening U.S. and European economies on the rest of the world. Our response is to be even more cautious in the stock selection process, seeking out financially strong, well managed niche companies that we believe can survive a period of slower global growth and prosper when international economies regain momentum.

Sincerely,

Benjamin Segal
Portfolio Manager

This Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

PERFORMANCE HIGHLIGHTS

Neuberger Berman International Institutional Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	Life of Fund*
Institutional Class3b	06/17/2005	(8.71%)	(7.11%)	11.74%
MSCI EAFE Index[2]		(4.61%)	(2.27%)	15.39%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Institutional Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 1.13% for Institutional Class (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.87%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Institutional Class.

International Large Cap Fund Commentary

Class A NBNAX

Class C NBNCX

Institutional Class: NILIX

Trust Class: NILTX

International large-cap stocks declined in the six months ended February 29, 2008, with the MSCI EAFE Index falling 4.6% compared to the S&P 500's 8.8% loss. Neuberger Berman International Large Cap Fund modestly lagged its EAFE benchmark.

Energy sector investments made the largest contribution to returns, with Brazil's Petroleo Brasiliero, the U.K.'s Tullow Oil, Australia's Woodside Petroleum, and Canada's Addax Petroleum, Suncor Energy and Canadian Natural Resources among the Fund's best performers. The portfolio was nearly triple-weighted in Energy and our holdings produced a return that was substantially higher than the corresponding benchmark component. We attribute our focus on "upstream" energy companies — the outfits that actually own the oil in the ground — with providing relatively strong returns in the Energy sector. We believe that exploration and production companies will continue to outperform "down stream" refiners and marketers as favorable long-term supply/demand dynamics continue to buoy oil prices.

Led by a good gain from Brazilian brewer Companhia de Bebidas das Americas (more commonly known as AmBev), our Consumer Staples sector holdings also outperformed. The company is a global brewing powerhouse with more than 20 brands, including Bass, Stella Artois, Beck's and Brama, which is by far the best selling beer in Brazil.

The portfolio was underweighted in Financials, the EAFE's worst performing sector. However, due in large part to big losses in German commercial real estate lender Hypo Real Estate Holding and U.K. residential mortgage lender Northern Rock, the Fund underperformed the corresponding benchmark sector component by a wide margin. Northern Rock was bailed out by the Bank of England, but we eliminated our position because we believed that Northern Rock shareholders would not be rescued. We are still holding Hypo because we believe the stock was punished simply because it had the words "real estate" in its name. Germany's "covered bond" market, which has been operating for 200 years including throughout World War II, provides a cheap and reliable source of capital for Hypo. So the company's borrowing costs remain stable. In addition, all of Germany's "covered" bonds are directly collateralized by high credit quality mortgages. So, Hypo 's source of inexpensive financing appears to carry limited credit risk.

Consumer Discretionary investments also penalized returns. U.K. holdings in this sector, including homebuilder Barratt Developments, Punch Taverns, trade publisher and conference organizer Informa, and betting parlor operator William Hill, as well as German tire and auto parts manufacturer Continental, were among the poor performers in this sector. We jettisoned our position in William Hill due to a management shake-up and new competition that was limiting the company's growth prospects. Barratt retreated when the U.K. mortgage market tightened up. The other three companies declined due to investor concern that a reduction in consumer spending would negatively impact earnings.

France's Vallourec, a manufacturer of seamless steel tubing used in nuclear plants and deep water drilling rigs, dragged down performance in the Industrials sector. We think this is a great company in a business with good long-term growth prospects. However, a temporary oversupply of

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Air Freight & Logistics	1.4%
Auto Components	2.2
Automobiles	4.2
Beverages	2.2
Brewers	3.5
Capital Markets	0.6
Chemicals	4.5
Coal & Consumable Fuels	0.9
Commercial Services & Supplies	1.0
Commercial Banks	13.0
Computers & Peripherals	2.2
Construction & Engineering	0.9
Construction Materials	4.9
Diversified Financial Services	0.9
Diversified Telecommunication	2.6
Electronic Equipment & Instruments	0.6
Energy Equipment & Services	2.5
Food & Staples Retailing	1.9
Food Products	0.8
Hotels, Restaurants & Leisure	1.2
Insurance	4.1
Leisure Equipment & Products	1.3
Machinery	2.6
Media	2.3
Metals & Mining	5.6
Oil, Gas & Consumable Fuels	19.5
Personal Products	1.1
Pharmaceuticals	2.7
Wireless Telecommunication Services	3.6
Short-Term Investments	15.1
Liabilities, less cash, receivables and other assets	(9.9)

product may penalize short-term results. U.K. plumbing supplies distributor Wolseley was another disappointment in the Industrials sector. Not knowing how long it will take for the housing market to recover, we eliminated the position.

On average during the period, the portfolio had 25% of assets invested in non-EAFE markets (1.5% in Argentina, 7.6% in Brazil, 11.9% in Canada, 2.3% in South Korea, and 1.7% in Mexico). Strong returns from our Brazilian and Canadian investments more than compensated for declines in our Argentine, Korean and Mexican holdings. Due in large part to exposure in out-of-favor industries, our investments (although quality companies) in the U.K. and developed Europe lagged.

In general, the international economic outlook is mixed. We believe the anemic U.S. dollar may hurt exporters in Europe and Japan and, with consumer spending likely to slow, there will be pressure on companies serving their domestic markets as well. The powerhouse economies of newly industrialized nations such as China, India, Brazil and Russia should continue to do well but, in our opinion, weakness in the U.S. and Europe is likely have a cooling effect on these hot economies. In response to this less-than-inspiring economic scenario, we are being even more cautious, seeking out on reasonably valued stocks of financially strong companies that are well positioned in their respective business niches — the kind of companies that we think can survive in a slower growth global economy and thrive when international economies regain traction.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman International Large Cap Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	Life of Fund*
At NAV
Class A3b,20	12/20/2007	(5.68%)	(3.54%)	7.73%
Class C3b,20	12/20/2007	(5.85%)	(3.81%)	7.55%
Institutional Class3b,8	10/06/2006	(5.50%)	(3.28%)	8.02%
Trust Class3b	08/01/2006	(5.68%)	(3.54%)	7.73%
With Sales Charge
Class A3b,20		(11.10%)	(9.09%)	3.97%
Class C3b,20		(6.75%)	(4.72%)	7.55%
Index
MSCI EAFE® Index[2]		(4.61%)	(2.27%)	9.13%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Six Month and Cumulative Total Returns with sales charge reflect deduction of current maximum initial sales charge of 5.75% for Class A shares and applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year.

*  Index returns are from the inception date of the Trust Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.45%, 2.20%, 1.01% and 1.50% for Class A, Class C, Institutional Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.30%, 2.00%, 0.91% and 1.26% for Class A, Class C, Institutional Class and Trust Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C, Institutional Class and Trust Class.

Large Cap Disciplined Growth Fund Commentary

Class A : NBLAX
Class C: NBLCX
Institutional Class: NBLIX

Neuberger Berman Large Cap Disciplined Growth Fund began operations in a difficult market environment — a period when concerns about a slowing U.S. economy, tightening credit markets, and weak consumer spending drove stocks down across most sectors. From its inception on December 20, 2007 through February 29, 2008, performance was negative for both the Fund and its benchmark, the Russell 1000 Growth Index, with the index outperforming the Fund.

While the Fund has just opened, its strategy has been well tested over time. Over this short life-of-fund period, our approach to the market — searching for stocks of fundamentally strong and growing companies with strong balance sheets and an identifiable but unrecognized catalyst for future growth — was slightly out of favor. In late 2007, as the subprime mortgage crisis unfolded, stocks of companies with exposure to credit or housing markets, or weakening consumer spending were hurt badly. Early this year, those same companies, which by and large aren't meeting our investment criteria in this environment, bounced back as the Federal Reserve began cutting rates.

Some of the stocks that were positive for the portfolio during this short time period were in the more defensive Energy and Health Care sectors. XTO Energy is primarily a natural gas drilling company. XTO benefited from a very significant — nearly 50 percent — rise in the natural gas price over the period. Biotech firm Genentech was a strong performer during February. Genentech had asked the Food and Drug Administration (FDA) to extend the indication of the cancer drug Avastin for use in treating metastatic breast cancer. While consensus sentiment expected the FDA to require additional research, we believed the FDA would approve the application, and the stock price was rewarded when this occurred. CVS was another strong performer. CVS purchased Caremark, the large pharmacy benefits manager, realizing good synergies between the businesses. In addition, both businesses benefited from the continuing trend toward generic d rugs, as well as regulatory changes under Medicare Part D.

Our three biggest disappointments during the period were in Apple, Google and Microsoft. Apple, which had an extremely strong 2007, saw some pullback in the stock price as investors took profits, and on two potential issues. One was expected lower sales of iPods in early 2008, and the other was increasing sales of "unlocked" iPhones, which can be used on networks other than AT&T, with whom Apple has a revenue-sharing agreement. Since period's end we've reduced our position in Google, which had been one of our largest holdings, to a below-market weight. The stock price declined as a report suggested the number of paid clicks on sponsored ads had been flat for the year-over-year period, following a recent history of tremendous increases in growth. Microsoft, another large portfolio holding, suffered along with much of the Information Technology (IT) sector on U.S. economic concerns, as well as company-specific factors including some negative reports on the Vista operating system, and a large fine levied by the European Union.

With an outlook for continued slowness in the U.S. economy, tight credit markets, and weak consumer spending for the near term, we are looking for opportunities within companies and industries we believe can do well in a difficult market. First, we are positive on the IT sector. Technology companies tend to have revenue streams that are well diversified by country, have clean balance sheets, have good cash flows (meaning they are less reliant on the

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	5.6%
Beverages	6.2
Biotechnology	3.4
Capital Markets	3.3
Chemicals	2.4
Commercial Banks	0.9
Communications Equipment	4.0
Computers & Peripherals	2.6
Diversified Financial Services	1.4
Electric Utilities	3.9
Electric Equipment	1.9
Energy Equipment & Services	3.1
Food & Staples Retailing	3.2
Health Care Equipment & Supplies	5.4
Hotels, Restaurants & Leisure	1.8
Household Products	4.8
Industrial Conglomerates	0.6
Internet Software & Services	3.1
Life Science Tools & Services	2.2
Machinery	0.9
Media	2.2
Oil, Gas and Consumable Fuels	6.6
Pharmaceuticals	5.3
Semiconductors & Semiconductor Equipment	3.8
Software	7.9
Specialty Retail	1.3
Textiles, Apparel & Luxury Goods	1.6
Tobacco	1.5
Wireless Telecommunication Services	1.6
Short-Term Investments	5.2
Cash, receivables and other assets, less liabilities	2.3

credit markets), and tend to be more business- than consumer-spending dependent. We're also looking for opportunities within the defensive Health Care sector. Health Care has been challenging recently, with issues at some larger companies. However, we see Health Care as an area where it's still possible for companies to increase prices, and we favor the sector. We are also very positive on the Energy sector, both in fossil fuels, where we see continued favorable supply and demand dynamics, and believe commodity price increases have not been fully reflected in stock prices; and in green and alternative energy plays, including nuclear, solar, and wind power, and ethanol production. In Telecommunications, we continue to be interested in businesses that may benefit from the increased use of bandwidth over cell phones and wireless networks, and convergence between traditional telephone companies and cable companies. So, while we've been fairly cautious on the markets and the economy, as a growth investor, we also believe that there are interesting opportunities within a number of industries for well positioned companies to do well, and that is where we intend to focus our research in the coming months.

Sincerely,

Daniel D. Rosenblatt, John J. Barker and Daniel J. Fletcher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Large Cap Disciplined Growth Fund1

	Inception Date	Cumulative Total Return Ended 2/29/08 Life of Fund	Cumulative Total Return Ended 3/31/08 Life of Fund*
At NAV
Class A3b	12/20/2007	(9.70%)	(9.50%)
Class C3b	12/20/2007	(9.80%)	(9.70%)
Insitutional Class3b	12/20/2007	(9.60%)	(9.40%)
With Sales Charge
Class A3b		(14.89%)	(14.70%)
Class C3b		(10.70%)	(10.60%)
Index
Russell 1000® Growth Index[2]		(8.54%)	(9.10%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Cumulative Total Returns with sales charge reflect deduction of current maximum initial sales charge of 5.75% for Class A shares and applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year.

*  Index returns are from the inception date 12/20/2007.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.50%, 2.25% and 1.13% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.20%, 1.95% and 0.75% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Mid Cap Growth Fund Commentary

Institutional Class: NBMLX

Investor Class: NMANX

Trust Class: NBMTX

Advisor Class: NBMBX

While Neuberger Berman Mid Cap Growth Fund outperformed its benchmark, the Russell Midcap Growth Index, for the past 12 months, the Fund trailed the index during the six months ended February 29, 2008. In this difficult and volatile market, returns for both the Fund and the index were negative.

In July 2007, the mid-cap segment of the stock market hit its high for the year. Between then and the end of February, stock prices generally declined, with most market sectors, except for defensive areas like Energy, Materials and Utilities, turning in negative returns. When the Federal Reserve reduced interest rates aggressively in January, the stocks that suffered most last year, such as banks and consumer- and real estate-related businesses, got a boost from the Fed's action.

The Mid Cap Growth Fund follows a disciplined investment philosophy and process that does not change in response to temporary market conditions. Since the companies we own must meet high standards for quality, we tend to outperform in markets where fundamentals are being rewarded. While we had positive returns for the 12 months, during the semi-annual period, and particularly after the Fed continued easing in January, it was the companies that do not meet our fundamental criteria that benefited most, as they had suffered the most earlier in the reporting period on fears of recession and worries about consumer spending.

Looking at the Fund over the past six months, our holdings within the Energy and Materials sectors provided positive returns. Our Energy holdings included our top performing stock and long-term holding, Denbury Resources. Denbury is an oil and gas acquisition and development firm that uses carbon dioxide to extract more oil from parcels that other companies have abandoned, thus increasing efficiency. Denbury had great earnings visibility, record production numbers, and remains positioned to benefit from the long-term demand for oil. Other strong performers within the Energy sector included Range Resources and XTO Energy. Stock selection within the Materials sector helped as well, with Airgas, Ecolab and Freeport-McMoRan performing well. Despite worries about consumer spending, Activision (a Gaming stock within the Information Technology sector) was a strong performer, as consumers continued to spend on video games. Activision ha s a nice variety of game titles, available on a variety of platforms, and has seen double-digit growth and an increase in market share.

Health Care and Telecommunications holdings were among the biggest detractors from performance over this period. In Telecommunications, where we've emphasized a wireless theme for the past several years, holdings such as NII Holdings and Leap Wireless had been additive. As the market became concerned about the health of the consumer last year, however, these stocks declined. In Health Care, quality holdings such as Celgene and Cerner, which had also been very strong performers, fell out of favor as the market shifted. Our holdings in Consumer Discretionary stocks, such as Coach, also performed poorly as the market continued to show concerns regarding the health of the U.S. consumer during this period.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	6.4%
Air Freight & Logistics	1.6
Beverages	0.9
Biotechnology	2.3
Capital Markets	4.6
Chemicals	2.9
Commercial Services & Supplies	4.3
Communications Equipment	1.9
Construction & Engineering	1.9
Diversified Consumer Services	2.4
Diversified Financial Services	1.3
Electrical Equipment	0.5
Electronic Equipment & Instruments	2.3
Energy Equipment & Services	3.3
Food & Staples Retailing	1.2
Health Care Equipment & Supplies	7.7
Health Care Providers & Services	1.9
Health Care Technology	1.1
Hotels, Restaurants & Leisure	5.2
Household Products	0.9
Internet & Catalog Retail	0.4
Internet Software & Services	1.3
IT Services	5.3
Life Science Tools & Services	1.1
Machinery	1.4
Media	1.2
Metals & Mining	0.2
Oil, Gas & Consumable Fuels	8.8
Personal Products	2.0
Pharmaceuticals	0.3
Semiconductors & Semiconductor Equipment	3.4
Software	5.0
Specialty Retail	4.0
Trading Companies & Distributors	0.8
Wireless Telecommunication Services	3.4
Short-Term Investments	28.8
Liabilities, less cash, receivables and other assets	(22.0)

Themes we continue to emphasize in the Fund include secondary education, with names including DeVry and Strayer. This sector tends to do well in a slow economy, when more people may take the opportunity to go back to school. Within Industrials, we continue to like Aviation. Precision Castparts, while a source of underperformance during this semi-annual period, is a high-quality holding. We continue to like its growth prospects moving forward. In Gaming, a less economically sensitive consumer area, we hold stocks like Penn National, Activision and Gamestop. Within Health Care, we continue to stress medical diagnostic companies, and in Financials, we favor capital-sensitive names like Lazard and Jefferies Group over banks.

We expected that the high-quality names that had helped us during 2007 would continue to perform well in 2008, but in markets where a focus on quality and fundamentals is not being rewarded, we have tended to underperform. We believe that this type of market performance is not sustainable, however, and expect that with continued action by the Federal Reserve and policymakers, some of the noise in the market will begin to settle down. Having said that, we also expect there may be more unraveling from subprime lending and further declines in the housing market. With those pressures and continued high gas prices, consumer spending could be a sustained source of weakness. Our approach in this environment will be to seek out companies with high-quality earnings and good earnings visibility, that are a little more defensive in nature, and that have steady businesses. We believe that, as the market becomes more rational, these types of stocks will benefit.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Mid Cap Growth Fund1,9,12

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Institutional Class3b,8	04/19/2007	(8.53%)	(3.12%)	15.60%	3.21%
Investor Class3b	03/01/1979[4]	(8.73%)	(3.43%)	15.52%	3.18%
Trust Class3b	08/30/1993	(8.75%)	(3.67%)	15.28%	2.94%
Advisor Class3b	09/03/1996	(8.89%)	(3.94%)	14.92%	2.57%
Russell Midcap® Growth Index[2]		(7.39%)	(4.55%)	15.20%	5.15%
Russell Midcap® Index[2]		(8.99%)	(8.92%)	16.31%	7.65%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.04%, 1.03%, 1.32% and 3.41% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). With the expense caps, the net expense ratios are 0.75% and 1.51% for Institutional Class and Advisor Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Institutional Class and through 8/31/2018 for Advisor Class.

Partners Fund Commentary

Institutional Class: NBPIX

Investor Class: NPRTX

Trust Class: NBPTX

Advisor Class: NBPBX

Investors faced a difficult stock market environment in the six months ended February 29, 2008, with seven of 10 S&P 500 sectors declining and four posting double-digit percentage losses. Successful stock selection enhanced relative performance, as the Fund outperformed in seven of the 10 sectors in which we were invested. Positive returns in six of these sectors helped the Fund post roughly flat results versus a high single-digit percentage loss for the S&P 500 and a moderately larger decline for the Russell 1000 Value Index.

Energy sector investments had the most positive influence on absolute and relative returns. The portfolio was overweighted in Energy and our holdings more than tripled the return of the S&P 500's Energy component. Petroleo Brasiliero, EOG Resources, Denbury Resources and Southwestern Energy were among the Fund's best performers. Over the course of the last year, the portfolio's allocation to Energy remained about the same, but we shifted the focus from coal and natural gas stocks to oil-oriented exploration and production companies and oil services companies, which should be able to sustain earnings growth even if oil prices soften as global economic activity slows. Over the long term, we believe demand for oil will continue to outpace supply growth, supporting ongoing earnings expansion and perhaps higher price/earnings multiples for oil stocks.

Materials stocks, most notably Freeport-McMoRan Copper & Gold, also excelled. The portfolio was overweighted in Materials and our holdings more than doubled the return of the corresponding S&P benchmark component. Over the longer term, we believe that strong incremental demand from newly industrialized countries — for example, today China consumes 25% of the world's copper compared to 10% for the U.S. — will support Materials prices and selected Materials company profitability.

In the Industrials, Information Technology, Telecomm Services and Utilities sectors, the Fund posted positive returns versus losses for the corresponding benchmark sector components. Mining equipment manufacturer Joy Global and energy infrastructure company Chicago Bridge & Iron drove returns in Industrials. We believe these businesses will continue to benefit from steadily increasing demand from newly industrialized nations. Strong performance from two video game publishers, Take-Two Interactive and Activision, helped produce positive returns in the troubled Information Technology sector. Activision was taken over by Vivendi and, as we write, Take-Two has received an unsolicited takeover bid from Electronic Arts. Merchant power producer NRG drove returns in Utilities.

Returns were penalized by the poor performance of our Consumer Discretionary sector holdings, most notably retailers Liz Claiborne and J.C. Penney. Recognizing that Liz Claiborne's restructuring was not going according to plan, we exited the stock. Declines in Consumer Staples investments, most notably leading chicken producer Tyson Foods, whose profit margins were squeezed by rising corn costs, resulted in a large loss versus a modest gain for the corresponding benchmark component. Our Health Care investments also lagged, with specialty pharmaceuticals company Shire PLC selling off sharply as investors became concerned that

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	1.7%
Auto Related	0.0
Automobiles	1.1
Beverages	1.2
Capital Markets	5.9
Construction & Engineering	4.0
Consumer Finance	1.2
Diversified Financial Services	3.5
Electric Utilities	1.8
Energy Equipment & Services	5.7
Food Products	1.3
Health Care Providers & Services	4.8
Household Durables	2.0
Independent Power Producers & Energy Traders	1.8
Industrial Conglomerates	3.1
Insurance	7.0
IT Services	1.8
Machinery	3.3
Marine	1.5
Media	1.5
Metals & Mining	8.8
Multiline Retail	4.1
Oil, Gas and Consumable Fuels	16.9
Personal Products	1.8
Pharmaceuticals	2.3
Semiconductors & Semiconductor Equipment	2.0
Software	5.8
Specialty Retail	1.8
Wireless Telecommunication Services	1.3
Short-Term Investments	15.7
Liabilities, less cash, receivables and other assets	(14.7)

sales of its next generation drug for treating ADHD would not compensate for lost revenue from its predecessor drug, which is coming off-patent.

The portfolio was underweighted in Financials, the S&P 500's worst performing sector, and although our holdings materially outperformed, they were still a major drag on returns. We saw good gains in stocks such as Berkshire Hathaway and Assurant, but that did not compensate for substantial losses in leading brokerage/investment banking firms Morgan Stanley and Merrill Lynch along with financial services giant Citigroup. The near term fundamentals for many financial companies remain uninspiring and we expect to see more large write-offs from commercial banks and investment banks. However, these stocks are now trading at valuations that in our opinion are becoming quite compelling.

Looking ahead, we believe we have entered a consumer-oriented recession that may be deepened by corporate cost cutting. However, the Federal Reserve is moving aggressively to address the primary causes for the economy's current woes. We believe that if the Fed continues to cut interest rates it will help on two fronts. First, in our opinion, it will result in more affordable adjustable-rate mortgages, limiting mortgage defaults, stabilizing mortgage backed securities, and eventually reviving the housing market. Secondly, by bringing money market yields down, it will encourage capital to seek a higher rate of return, causing yield spreads to narrow. In our view, this should help get the economy back on a growth path in the latter part of 2008.

In closing, while equity investors may have to endure ongoing market volatility, we are quite optimistic that the outstanding values evolving in today's market will translate into attractive returns in the years ahead.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Partners Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Institutional Class3b,8	06/07/2006	0.09%	(2.74%)	16.79%	4.86%
Investor Class3b	01/20/1975[4]	0.01%	(2.89%)	16.72%	4.83%
Trust Class3b	08/30/1993	(0.09%)	(3.09%)	16.52%	4.67%
Advisor Class3b	08/16/1996	(0.16%)	(3.26%)	16.30%	4.39%
Russell 1000® Value Index[2]		(10.38%)	(9.99%)	13.68%	5.54%
S&P 500 Index[2]		(8.79%)	(5.08%)	11.32%	3.50%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.66%, 0.81%, 1.00% and 1.15% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively.

Real Estate Fund Commentary

Trust Class: NBRFX

Weak real estate securities performance in the six months ended February 29, 2008 was driven by concerns over a credit crunch induced economic slowdown that negatively affected financing costs, property valuation levels, and the outlook for occupancy rates. To wit, the cost of long-term debt rose by 150–200 basis points, the absolute dollar level for lending declined as a result of more conservative underwriting standards, and property transactions dropped dramatically. On the positive side, construction lending has also dropped precipitously, potentially affecting the introduction of new supply. Although it posted a decline in this difficult environment, Neuberger Berman Real Estate Fund outperformed in nine of the 12 property sectors and finished ahead of its benchmark.

The portfolio was overweighted in Health Care real estate investment trusts (REITs) (predominantly nursing homes and assisted living and acute care facilities), and our holdings outperformed the benchmark component. These businesses have relatively inelastic demand and, therefore, tend to fare well during periods of economic slowdown. Additionally the Health Care REITs in the portfolio have conservative balance sheets with modest debt maturities. The portfolio was also overweighted in Self Storage REITs and our holdings delivered superior relative performance. Demand for self storage space is driven by population growth more than economic growth. The companies in the property sector have strong balance sheets and have benefited from modest supply growth over the last few years. Relative strength in the Industrial sector was driven by two names — Prologis and AMB Property — which have sizable overseas businesses whose earnings benefited from the declining dollar.

As expected, the most economically sensitive property sectors, Lodging/Resorts, Shopping Centers, Regional Malls, and Offices were hit the hardest. Lodging/Resorts REITs were vulnerable to less business and vacation travel in the softer economy. Shopping Centers and Regional Malls were hurt by restrained consumer spending. The Office sector was negatively affected, particularly REITS with extensive holdings in New York, by the probable decline in employment in the financial services industry. This may continue through 2008. The Fund's underweighting most of these sectors buoyed relative returns.

Three factors contributed to the relative strength of the Apartments sector during the last three months of the reporting period: the availability of attractively priced mortgage capital from Fannie Mae and Freddie Mac; a massive slowdown in the new housing market; and a change in psychology favoring being a renter over being a buyer. Consequently, we have recently increased our exposure to Apartments.

Until we gain confidence that the economy is back on a growth path, the portfolio will likely remain overweight in the defensive Self Storage sector. We will probably maintain the current overweight in Apartments as well.

The silver lining in the cloud that has been hanging over real estate securities is that valuations are now below or in line with historic norms. REITs are selling at a 20% discount to net asset value (NAV) compared to the long term average of a 4% premium to NAV. They are trading at 12.5 times funds from operations (the real estate sector's equivalent of earnings) roughly in line with the long-term average. Although, at 5.2%, REIT yields are below the 7.4% long-term average, the spread between REIT yields and the yield on the 10-Year Treasury bond is historically wide.

Looking ahead, we believe the Federal Reserve and the federal government will respond more aggressively to the current economic malaise. We expect the Fed to continue to cut interest rates and inject liquidity collateralized by mortgage backed securities. We believe the federal government will

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Apartments	20.1%
Commercial Banks	0.6
Community Centers	7.2
Diversified	5.6
Health Care	5.2
Hotels, Restaurants & Leisure	1.1
Household Durables	2.6
Industrial	5.4
Lodging	2.7
Metals & Mining	0.1
Office	17.2
Office—Industrial	3.1
Real Estate Investment Trust	4.3
Regional Malls	14.9
Self Storage	7.0
Specialty	1.1
Short-Term Investments	26.3
Liabilities, less cash, receivables and other assets	(24.5)

provide more support for the housing sector by expanding the role of Fannie Mae and Freddie Mac in the mortgage markets, and if necessary perhaps even creating an entity to take over the mortgage backed securities that are clogging banks, and investment bankers, balance sheets, limiting their ability to lend.

Looking ahead, we expect at least two quarters of anemic economic growth if not a mild recession. Hopefully, at some point in the second half of calendar 2008, the credit crunch will ease and the economy will regain momentum. If this economic scenario proves accurate, commercial real estate fundamentals should firm and, in our opinion, we could see REITs regain lost ground rather quickly. In the interim, we will continue to focus on managing risk through property sector allocation and individual securities selection.

Sincerely,

Steven R. Brown
Portfolio Manager

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Real Estate Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Year	Life of Fund*
Trust Class3b	05/01/2002	(11.01%)	(19.11%)	18.57%	15.65%
FTSE NAREIT Equity REITs Index[2]		(12.97%)	(17.37%)	18.34%	14.43%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

* Index returns are from the inception of the Trust Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 1.58% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.51%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Trust Class.

Regency Fund Commentary

Investor Class: NBRVX

Trust Class: NBREX

The mid-cap stock market was not kind to investors during the six months ended February 29, 2008. Eight of 10 Russell Midcap Value Index sectors posted negative returns, with five sectors recording double-digit percentage declines. Although Neuberger Berman Regency Fund failed to produce a positive return, it significantly outperformed its benchmark. Superior stock selection in six of the nine sectors in which the Fund was invested deserves most of the credit for our relative performance success.

Materials sector investments, most notably iron ore producer Cleveland-Cliffs and zinc, coal and copper miner Sterlite Industries, excelled. The portfolio was overweighted in Materials and our holdings delivered a solidly positive return versus a very slight gain for the corresponding benchmark sector component. Driven by strong incremental demand from newly industrialized nations such as China and India, we believe select Materials companies will continue to increase profitability over the long term.

Industrials sector investments produced a decent return for the period, compared to a sizable loss for the corresponding benchmark component. Leading mining equipment manufacturer Joy Global and energy infrastructure company Chicago Bridge and Iron were our biggest winners. We believe these businesses, in which a high percentage of revenues are coming from overseas, will also continue to benefit from rapid economic expansion in the newly industrialized world.

Although our Energy investments underperformed relative to the benchmark, a significant overweighting in the Russell Midcap Value Index's single best performing sector contributed to absolute returns. Denbury Resources and Southwestern Energy were our top performers. While oil prices may retreat from recent record highs north of $100 per barrel, we think favorable long-term supply/demand dynamics will continue to support high oil prices and profit growth, especially for well positioned exploration and production companies and oil equipment and services firms. We may also see oil stock valuations improve as investors realize that high oil prices are here to stay.

Our Information Technology (IT) holdings finished with only a slight decline compared to a 20% plus loss for the Russell Midcap Value's IT component. Much of the credit for this advantage goes to two computer game companies, Take-Two Interactive Software and Activision. We recognized that the emerging game console cycle would increase demand for video game software. Corporate bargain hunters have recognized this as well, as evidenced by Vivendi's purchase of Activision and Electronic Arts' recent unsolicited offer for Take-Two Interactive.

Exposure to the poorly performing Consumer Discretionary and Financials sectors penalized returns. While our Consumer Discretionary holdings performed in line with the benchmark sector component, big declines in retailers Liz Claiborne and J.C. Penney resulted in moderate portfolio losses in the sector. The portfolio was significantly underweighted in Financials, a relative performance plus. However, the disappointing performance of broker/investment banker Morgan Stanley and clearing broker Jefferies Group resulted in declines. Still weak fundamentals and the probability of additional large write-offs continue

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	3.8%
Auto Components	1.1
Automobiles	0.9
Beverages	1.5
Capital Markets	7.3
Commercial Banks	2.1
Communications Equipment	0.8
Construction & Engineering	2.6
Electric Utilities	5.7
Electronic Equipment & Instruments	2.5
Energy Equipment & Services	5.2
Food Products	2.8
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	3.5
Hotels, Restaurants & Leisure	1.1
Household Durables	3.4
Independent Power Producers & Energy Traders	4.7
Industrial Conglomerates	1.9
Insurance	3.9
IT Services	2.0
Machinery	4.1
Marine	1.2
Media	1.6
Metals & Mining	9.3
Multiline Retail	3.2
Oil, Gas & Consumable Fuels	8.5
Personal Products	1.9
Pharmaceuticals	3.4
Real Estate Investment Trusts	3.7
Semiconductors & Semiconductor Equipment	1.1
Software	3.1
Specialty Retail	0.6
Short-Term Investments	10.3
Liabilities, less cash, receivables and other assets	(10.0)

to justify the portfolio's underweighting in Financials. However, some of these stocks have come down so far that valuations have, in our view, become relatively compelling.

Consumer Staples and Health Care investments also disappointed. The poor performance of leading chicken producer Tyson Foods, whose profit margins were squeezed by rapidly rising corn costs, hurt us in the Consumer Staples sector. Specialty pharmaceuticals company Shire PLC, which is facing temporary difficulties as its next generation treatment for ADHD is not yet compensating for its predecessor drug coming off patent, penalized Health Care returns.

Looking ahead, recently released economic data appear to indicate that the economy has entered a consumer-driven recession that may be exacerbated by corporate cost cutting. Thankfully, the Federal Reserve is now more aggressively addressing the primary causes of current economic weakness. We believe that, by continuing to cut short-term interest rates, the Fed will accomplish two important things: help stabilize the mortgage backed securities market by lowering adjustable rate mortgage costs; and, by bringing down money market yields, encourage investors to seek higher yields, thereby narrowing yield spreads. If this scenario works out, led by an increase in consumer confidence and spending and an eventual revival in housing, the economy should regain traction.

In the interim, the stock market may remain choppy, testing investors' patience and fortitude. However, we are quite optimistic that what we consider to be high quality value opportunities evolving during this period of market turmoil are establishing the foundation for attractive returns in the years ahead.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Regency Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	Life of Fund*
Investor Class3b	06/01/1999	(4.72%)	(8.86%)	15.07%	10.59%
Trust Class3b,5	06/10/1999	(4.73%)	(8.99%)	14.96%	10.52%
Russell Midcap® Value Index[2]		(11.07%)	(14.12%)	16.77%	9.06%
Russell Midcap® Index[2]		(8.99%)	(8.92%)	16.31%	8.00%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Investor Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.10% and 1.33% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.26% for Trust Class. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Trust Class.

Select Equities Fund Commentary

Class A: NBEAX

Class C: NBECX

Institutional Class: NBEIX

Neuberger Berman Select Equities Fund began operations December 20, 2007. For the period from inception through February 29, 2008, both the Fund and its benchmark, the S&P 500, saw negative returns in a difficult market, with the Fund slightly underperforming the index.

During the period, nearly all sectors of the financial markets were adversely impacted by a worsening liquidity and credit crisis in the U.S., and a steadily weakening outlook for the U.S. economy. One of the ways we sought to protect the portfolio was by not being fully invested in the market, with over 14% of the portfolio in cash at the end of February. Another way we worked to protect capital was by actively avoiding certain sectors. During this period, we were dramatically underweight the Consumer Discretionary sector and avoided most consumer and investment banks within Financials — these areas were most exposed to liquidity and credit concerns.

While we manage the Select Equities Fund from the bottom up, we also attempt to capitalize on macroeconomic themes within the portfolio. One such theme is the long-term supply-and-demand imbalance for crude oil. One of the largest holdings in the portfolio was Suncor Energy, an oil company that, unlike most, has been growing its base of proven reserves — and as a Canadian company, is in a politically favorable nation. We expect to see Suncor participate as commodity values increase.

Two other large holdings during the period, American Tower and Crown Castle, illustrate another theme. Part of our work in managing the portfolio involves identifying significant domestic and global trends, and then finding the companies that can best help us participate. With American Tower and Crown Castle, the trend is wireless communications. But rather than trying to determine future winners and losers in customer retention, hardware, or pricing, our decision was to buy into the wireless tower companies. We believe this is a lower-risk approach, allowing us to own companies with predictable revenue streams and high barriers to entry from competitors.

An overriding theme within the portfolio in this environment has been to avoid pure plays on the domestic economy in favor of companies with global or international exposure. In fact, during the period, approximately a third of the reported earnings from the companies in our portfolio were generated outside the U.S. Another ongoing theme is our interest in the BRIC countries — Brazil, Russia, India and China — as well as Eastern Europe. While we think a continued economic slowdown in the U.S. will impact the world, we believe these nations will continue to grow significantly faster than the U.S. over the next decade.

As part of our bottom-up stock selection process, we look for indicators of future growth in several ways. For American companies, we seek out businesses that are redeploying assets outside the U.S. in order to take advantage of global growth. We like to own companies that use the cash flow they've generated to invest back into property, plant, and equipment for organic growth. We also look for companies that are undergoing significant change — in management, board of directors, compensation structure, or competitive dynamics — that we expect will prove strongly beneficial to the company and stock price in the coming years. And finally, with the knowledge that, historically, reinvested dividends and distributions have provided a significant portion of equity returns, we seek out companies that return cash to shareholders via distributions, with an emphasis on those that are increasing such distributions.

Looking forward, we believe the capital markets are susceptible to continuing credit and liquidity concerns, but that the Federal Reserve is beginning to take meaningful steps toward resolving the issues. We think that if these moves have the positive effects we expect, there will be continued efforts by the Federal Reserve and policymakers to shore up the situation. What we don't know is how long it will take for their efforts to show improvement in reported economic statistics. We expect that once the deterioration begins to ease, the Federal Reserve will be diligent in

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Air Freight & Logistics	3.9%
Capital Markets	5.0
Chemicals	9.0
Diversified Financial Services	6.3
Electric Utilities	7.7
Health Care Equipment & Supplies	2.3
Household Products	2.9
IT Services	3.0
Metals & Mining	4.5
Multi-Utilities	3.0
Oil, Gas and Consumable Fuels	16.5
Real Estate Management & Development	4.6
Software	6.3
Tobacco	3.8
Wireless Telecommunication Services	11.0
Short-Term Investments	14.1
Liabilities, less cash, receivables and other assets	(3.9)

raising interest rates again. We expect an extended period of below-trend growth for the U.S., but continued growth in the rest of the world. We will work to deploy our cash reserves effectively as situations improve, searching for major secular themes with long-term applications, companies where significant change will lead to higher valuations over three to five years, and well positioned, well capitalized companies across market sectors, including those areas we avoided during this period.

Sincerely,

Gerald Kaminsky, Gary Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Select Equities is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Select Equities Fund1

	Inception Date	Cumulative Total Return Ended 2/29/08 Life of Fund	Cumulative Total Return Ended 3/31/08 Life of Fund*
At NAV
Class A3b	12/20/2007	(8.60%)	(9.30%)
Class C3b	12/20/2007	(8.70%)	(9.50%)
Insitutional Class3b	12/20/2007	(8.50%)	(9.20%)
With Sales Charge
Class A3b		(13.85%)	(14.51%)
Class C3b		(9.61%)	(10.41%)
Index
S&P 500 Index[2]		(7.93%)	(8.33%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Cumulative Total Returns with sales charge reflect deduction of current maximum initial sales charge of 5.75% for Class A shares and applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year.

*  Index returns are from the inception date 12/20/2007.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios are 1.56%, 2.31% and 1.19% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.20%, 1.95% and 0.75% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Small and Mid Cap Growth Fund Commentary

Institutional Class: NBAIX

Investor Class: NBATX

While Neuberger Berman Small and Mid Cap Growth Fund outperformed its benchmark, the Russell 2500 Growth Index, over the past 12 months, the Fund trailed the index during the six months ended February 29, 2008. In the latter period's difficult market environment, returns for both the Fund and the index were negative.

By July 2007, both the small- and mid-cap segments of the stock market had hit their highs for calendar 2007. From then until the end of February, stock prices declined, with most market sectors except for defensive areas like Energy, Materials and Utilities turning in negative returns. When the Federal Reserve introduced new interest rate cuts in January, the stocks that had suffered most last year, such as banks and consumer- and real estate-related businesses, got a boost from the Fed's action.

The Small and Mid Cap Growth Fund follows a disciplined investment philosophy and process that does not change in response to temporary market conditions. Since the companies we own must meet high standards for quality, we have tended to outperform in markets where fundamentals are being rewarded. While we had positive returns for the past 12 months, during the semi-annual period — and particularly after the Federal Reserve resumed easing in January — it was the companies that do not meet our fundamental criteria that benefited most, as they had suffered the most earlier in the reporting period on fears of recession and worries about consumer spending.

Over the past six months, our best performing stocks were in the Energy sector and select areas of Consumer Discretionary, including video gaming and high-end travel and entertainment. Our top-performing issue was Denbury Resources. Denbury is an oil and gas acquisition and development firm that uses carbon dioxide to extract more oil from parcels that other companies have abandoned, thus increasing efficiency. Denbury had record production numbers, and remains positioned to benefit from the long-term demand for oil. Arena Resources was another top performer. Arena is an oil and gas company that saw revenue increase almost 50% last quarter and production volume increase nearly 30%. Both Denbury and Arena have good earnings visibility, which is one element that we evaluate as part of our fundamental stock analysis. In video gaming, where consumers continue spending money despite an economic slowdown, Activision (classified in the benchmark as an Information Technology stock) and WMS Industries were among our top performers. Activision has a broad array of video game titles that can be played on a variety of systems, and WMS focuses on video lottery terminals and gaming machines. Orient-Express was also among our best-performing stocks for the period. Orient-Express operates a small number of super-deluxe hotels in exclusive areas, and had been resilient in the face of slower consumer spending.

Some of our poorest performing issues over the period were in Information Technology, where pressure on earnings hurt stocks. ARRIS Group, a cable and broadband equipment company that missed earnings, was our biggest disappointment. Semiconductor and equipment companies also suffered last year, including our high-quality holding, Varian Semiconductor. In Telecommunications, wireless communications companies, including NII Holdings, were down as the sector suffered on fears of reduced consumer spending. In Health Care, VCA Antech, a veterinary diagnostic

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	10.8%
Air Freight & Logistics	1.9
Beverages	1.5
Biotechnology	1.4
Capital Markets	2.9
Chemicals	2.3
Commercial Services & Supplies	5.9
Diversified Consumer Services	4.3
Diversified Financial Services	2.0
Electronic Equipment & Instruments	3.4
Food & Staples Retailing	2.2
Health Care Equipment & Supplies	8.3
Health Care Technology	1.1
Hotels, Restaurants & Leisure	6.4
Internet Software & Services	1.4
IT Services	3.5
Life Science Tools & Services	2.0
Machinery	1.9
Marine	1.7
Media	1.4
Oil, Gas & Consumable Fuels	8.7
Personal Products	2.7
Semiconductors & Semiconductor Equipment	3.1
Software	6.9
Specialty Retail	3.6
Wireless Telecommunication Services	2.9
Short-Term Investments	5.2
Cash, receivables and other assets, less liabilities	0.6

laboratory company, performed poorly, as their earnings suffered as pressure on consumer spending increased. For the same reasons, some of our quality retail holdings within the Consumer Discretionary sector, including Nordstrom and Coach, detracted from returns.

We continue to emphasize niche growth themes within Industrials in the portfolio, such as aviation, with companies like Heico and CAE. Another theme within Industrials is prison outsourcing, with GEO Group and Cornell Companies among our holdings. Companies such as these help resolve prison overcrowding issues in a cost-effective manner. And while we recognize that, between high gas prices and declining housing and credit markets, consumer spending may be a source of weakness in the economy for some time, we continue to believe that companies in niche areas within the Consumer Discretionary sector can do well. Secondary education is one such area, with names like Capella and Strayer. Education tends to do well in a slow economy, when more people may take the opportunity to go back to school. While we have consolidated our high-end leisure holdings within the portfolio, we think select companies in this area will perform well. Ou r approach in the coming months, as always, will be to remain focused on fundamentals, searching for companies with high-quality earnings and strong growth prospects.

Sincerely,

DAVID H. BURSHTAN, KENNETH J. TUREK AND KRISTINA KALEBICH
PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments primarily in companies with small- to mid-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

Small and Mid Cap Growth Fund

PERFORMANCE HIGHLIGHTS

Neuberger Berman Small and Mid Cap Growth Fund1,11,14

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/08	1 Year	Life of Fund*
Trust Class3b	09/05/2006	(10.22%)	(3.85%)	7.06%
Russell 2500® Growth Index[2]		(8.82%)	(6.25%)	4.18%
Russell 3000® Growth Index[15]		(6.99%)	(1.45%)	5.10%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Trust Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 3.69% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.12%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Trust Class.

Small Cap Growth Fund Commentary

Investor Class: NBMIX

Trust Class: NBMOX

Advisor Class: NBMVX

During the six-month period ended February 29, 2008, Neuberger Berman Small Cap Growth Fund significantly outperformed its benchmark, the Russell 2000 Growth Index. In what was a difficult market environment, however, absolute returns for both the Fund and the index were negative.

Between the July 2007 high in the small-cap market and the end of February 2008, stock prices generally declined; most market sectors — especially those with exposure to weakening consumer, housing, and banking areas — had negative returns. Within this period, when the Federal Reserve began reducing interest rates more aggressively in January, the stocks that had suffered most last year saw prices rebound on the heels of the Federal Reserve's actions. Ours is a high-quality, fundamentally driven portfolio. When quality and fundamental criteria move the market, as they have over the longer term, we have tended to outperform. When lesser quality stocks are in favor, as they have been during the reporting period, our style has tended to be out of favor.

However, despite a difficult market and excessive market volatility, the Fund, on a relative basis, has done well. The biggest contributors to performance for the reporting period were in specialized areas of the Consumer Discretionary sector, followed by Energy and Industrials. Among Consumer Discretionary issues, one of our growth themes was high-end consumer stocks. We owned luxury travel and accommodations stocks, including Orient-Express, which operates a small number of super-deluxe hotels in exclusive areas and was one of the Fund's best performing holdings. Within the same theme, we also owned Morgans Hotel Group and Vail Resorts. Both companies did well early but suffered later in the period — especially Morgans, which ended the period as one of the Fund's poorest performing stocks. Secondary education is another one of our themes within the Consumer Discretionary sector. Capella and Strayer were somewhat additive on a relative basis over the six-month period, although they hurt somewhat over the course of the year. Gaming is also a niche we were invested in, through companies like Gamestop and WMS Industries, which was a very strong stock over the six-month period.

Within Energy, companies including Carrizo Oil and Arena Resources were top performers. Both are oil and gas companies that are benefiting from favorable market characteristics. Arena, for example, saw revenue increase almost 50% last quarter and production volume increase nearly 30%. Both companies have good earnings visibility, which is one of the things we evaluate as part of our fundamental stock analysis.

In the Industrials sector, our focus was on aviation. Holdings included EDO, a global aerospace company that was one of the Fund's top-performing stocks and was acquired at mid-period by ITT; BE Aerospace, a cabin interiors company; and CAE, a flight-simulation firm with little competition and good growth rates. We also owned Heico, an aftermarket aircraft replacement-parts company. Heico enjoys a 30% market share in an industry with high barriers to entry and great growth prospects. Another theme within Industrials was prison outsourcing, with companies including GEO Group and Cornell Companies among our holdings. While Cornell was among the poorest performers over the period, we think the theme remains relevant, as companies such as these help resolve prison overcrowding issues in a cost-effective manner.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	7.1%
Air Freight & Logistics	0.9
Biotechnology	2.5
Capital Markets	4.1
Chemicals	4.9
Commercial Services & Supplies	4.7
Consumer Finance	0.9
Distributor	1.2
Diversified Consumer Services	3.9
Electrical Equipment	1.3
Electronic Equipment & Instruments	1.4
Food Products	2.9
Health Care Equipment & Supplies	4.6
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	5.6
Insurance	1.7
Internet Software & Services	4.1
Life Science Tools & Services	4.9
Machinery	6.4
Marine	1.9
Oil, Gas & Consumable Fuels	9.0
Road & Rail	1.4
Semiconductor & Semiconductor Equipment	2.9
Software	8.9
Specialty Retail	5.1
Transportation Infrastructure	1.2
Wireless Telecommunication Services	2.8
Short-Term Investments	26.3
Liabilities, less cash, receivables and other assets	(24.7)

Financials and Telecommunications stocks tended to perform poorly during the six-month reporting period, due to the consumer and credit concerns. We consolidated names within Financials in the latter half of 2007. Within Telecommunications, our only holding was SBA Communications. SBA is a wireless communications tower company that has shown strong organic growth and good cash flow.

Looking to the future, we are not planning to make major changes to the portfolio in the near term. We continue to invest in niche areas within the Consumer Discretionary and Industrial sectors. We continue to believe that oil and gas exploration and production companies will do well in light of continued high demand and high commodities pricing, and we continue to expect growth in the wireless arena. And while we have concerns about the health of the U.S. economy and the impact that sustained weakness in the consumer sector could have on the markets, we also believe that continued action by the Federal Reserve will help return the market to a more typical, fundamentally driven cycle. Should that happen, we would expect the higher quality companies we invest in to benefit. Our approach, as always, will be to stay focused on fundamentals, searching for companies with high-quality earnings and good growth prospects that also posse ss a catalyst that should drive the stock price higher.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Small Cap Growth Fund1,13

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	Life of Fund*
Investor Class3b	10/20/1998	(8.09%)	0.80%	16.33%	9.89%
Trust Class3b,5	11/03/1998	(8.17%)	0.68%	16.27%	9.81%
Advisor Class3b,6	05/03/2002	(8.24%)	0.39%	16.19%	9.79%
Russell 2000® Growth Index[2]		(11.67%)	(8.94%)	14.24%	5.63%
Russell 2000® Index[2]		(12.91%)	(13.00%)	14.90%	8.69%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception of the Investor Class.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.79%, 2.25% and 2.61% for Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.31%, 1.41% and 1.61% for Investor Class, Trust Class and Advisor Class, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Investor Class, Trust Class and Advisor Class.

Socially Responsive Fund Commentary

Investor Class: NBSRX

Trust Class: NBSTX

Our efforts to reshape Neuberger Berman Socially Responsive Fund's stock portfolio in early 2007 to protect against what we saw as the potential for slower economic growth helped preserve shareholder capital during the six months ended February 29, 2008. For the period, the Fund declined but outpaced its S&P 500 benchmark. Stock selection focused on high quality companies in less economically sensitive businesses and companies with strong secular growth prospects was largely responsible for the Fund's stronger relative performance. This was especially true in the hard hit Financials and Consumer Discretionary sectors, where our holdings outperformed respective S&P 500 sector components by wide margins.

Energy sector investments, primarily natural gas-oriented companies, made the largest contribution to absolute and relative returns. This year's cold winter in the Midwest and Northeast was a boost to demand for natural gas. Also, in light of the increasing environmental sensitivity, we believe that natural gas, which is relatively clean and energy efficient, will become the fuel of choice for incremental power generation.

Collectively, our Financials sector holdings retreated during the first half of fiscal 2008. However, due to a conscious focus on financial companies with limited exposure to credit risk, we experienced a relatively modest decline compared to a more than 20% loss for the S&P 500's Financials sector component. In fact, three financial companies, State Street, Bank of New York Mellon and Weingarten Realty Investors — a recent purchase — were among the portfolio's top performance contributors. State Street and Bank of NY Mellon are banks that specialize in processing and reporting financial transactions for asset managers, a business which is benefiting from several important secular trends. Traditional consumer and commercial banking are smaller components. Consequently, credit-related issues had a minimal impact on these companies' expanding and profitable operations. Weingarten is a real estate investment trust (RE IT) specializing in neighborhood shopping centers anchored by supermarkets. This is a durable business model in that supermarkets ensure consistent shopping traffic that helps support other tenants. Weingarten also benefits from long leases at its properties. Citigroup was our primary error in the Financials sector. We underestimated the rapidity and degree of deterioration Citigroup would sustain in its "super senior" (the highest credit quality) collateralized debt obligations (CDOs). Their resulting need to raise new equity undercut our investment premise in the stock causing us to exit the position.

Our Consumer Discretionary investments also declined, but substantially less than the corresponding S&P 500 component, which was the Index's third worst performing sector. Positive returns from auto parts manufacturer BorgWarner and publisher E. W. Scripps boosted relative performance in this troubled sector.

As is often the case, what we did not own influenced our results. Zero exposure to Telecom Services, the S&P 500's second worst performing group, worked in our favor after having been a drag on relative performance in 2007. However, our lack of commitments in the Materials sector, one of just three S&P 500 sectors posting positive returns, penalized relative performance.

Information Technology was the fourth worst performing S&P 500 sector. Concerns on the viability of growth prospects pressured valuations across the sector, affecting our holdings in what we believe are well-positioned and well-managed companies such as Altera, National Instruments, and

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.7%
Automobiles	2.1
Biotechnology	2.5
Capital Markets	8.5
Commercial Services & Supplies	3.1
Consumer Finance	2.9
Electronic Equipment & Instruments	7.3
Energy Equipment & Services	2.5
Health Care Providers & Services	3.3
Industrial Conglomerates	3.0
Insurance	5.6
IT Services	2.0
Life Science Tools & Services	1.8
Machinery	4.3
Media	12.4
Multi-Utilities	3.5
Multiline Retail	2.0
Oil, Gas, and Consumable Fuels	8.9
Pharmaceuticals	4.9
Real Estate Investment Trusts	3.1
Road & Rail	3.2
Semiconductors & Semiconductor Equipment	6.8
Software	2.5
Short-Term Investments	12.5
Liabilities, less cash, receivables and other assets	(10.4)

Euronet Worldwide. We have reviewed each of our technology investments and believe they continue to have advantageous positions in their respective businesses and represent good long-term value.

At the beginning of 2007, in response to signs of liquidity and credit quality concerns in the financial markets, we gradually reduced portfolio exposure to economically sensitive issues and, in the Financials sector, firms with significant exposure to credit risk. We used the proceeds to invest in companies that have specific factors that provide a cushion against any economic slowdown. This strategy has helped shelter shareholder assets as the economy and stock market have weakened. Overall, we believe, our portfolio of good corporate citizens is structured to deliver above average earnings performance in the current market environment and is also positioned to participate when markets eventually turn upwards.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Socially Responsive Fund1,9

		Six Month Period Ended	Average Annual Total Return Ended 3/31/08
	Inception Date	2/29/2008	1 Year	5 Years	10 Years
Institutional Class3b,8	11/28/2007	(5.11%)	(2.77%)	12.65%	5.25%
Investor Class3a	03/16/1994	(5.16%)	(2.82%)	12.64%	5.24%
Trust Class3a	03/03/1997	(5.24%)	(3.00%)	12.45%	5.03%
S&P 500 Index[2]		(8.79%)	(5.08%)	11.32%	3.50%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.79%, 0.91% and 1.10% for Institutional Class, Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.75% for Institutional Class shares. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Institutional Class.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2  Please see "Glossary of Indices" on pages 50-51 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

3  Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

  a. Management absorbed or waived certain operating expenses prior to the reporting period.

  b. Management absorbed certain operating expenses during the reporting period.

4  This date reflects when Management first became investment advisor to the Fund.

5  Performance shown for the Trust Class prior to June 1998 for International Fund; November 1998 for Small Cap Growth Fund; and June 1999 for Regency Fund is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

6  Performance for the Advisor Class shown prior to May 2002 for Fasciano Fund and Small Cap Growth Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7  Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001, are those of its predecessor, Fasciano Fund, Inc.

8  Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund and prior to November 2007 for the Institutional Class of Socially Responsive Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

9  The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

10  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger & Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

Endnotes (cont'd)

11  The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

12  Prior to December 17, 2007 the Mid Cap Growth Fund was known as the Manhattan Fund.

13  Prior to December 17, 2007 the Small Cap Growth Fund was known as the Millennium Fund.

14  Prior to December 17, 2007 the Small and Mid Cap Growth Fund was known as the All Cap Growth Fund and invested a significant portion of its assets in large cap securities. Performance after that date reflects the current small- and mid-cap strategy.

15  The Fund's broad-based index used for comparison purposes has been changed from the Russell 3000® Growth Index to the Russell 2500® Growth Index because the new index more closely resembles the characteristics of the Fund's investments.

16  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities.

17  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

18  Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

19  The Fund's broad-based index used for comparison purposes has been changed from the Russell 1000 Value Index to the S&P 500 Index because the new index more closely resembles the characteristics of the Fund's investments.

20  Performance shown prior to 12/20/2007 for Class A and Class C of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has higher expenses and typically lower returns than Class A. The Trust Class has lower expenses and typically higher returns than Class C.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:	Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:	An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $262 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500® Growth Index:	The Russell 2500® Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.5 billion; the median market capitalization was approximately $954.1 million. The largest company in the index had an approximate market capitalization of $6.2 billion.

Russell 3000® Growth Index:	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth rates. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $6.2 billion; the median market capitalization was approximately $1.3 billion. The index had a total market capitalization range of approximately $468.5 billion to $262 million.

EAFE® Index:	Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

Russell Midcap® Index:	Measures the 800 smallest companies in the Russell 1000® Index.

Glossary of Indices (cont'd)

Russell Midcap® Growth Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Value Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

FTSE EPRA/NAREIT Global Real Estate Index:	The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2008 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 2/29/08 (Unaudited)

NEUBERGER BERMAN CENTURY FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$989.30	$7.42	1.50%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,017.40	$7.52	1.50%

NEUBERGER BERMAN FASCIANO FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$867.10	$6.13	1.32%
Advisor Class	$1,000.00	$865.80	$6.96	1.50%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,018.30	$6.62	1.32%
Advisor Class	$1,000.00	$1,017.40	$7.52	1.50%

NEUBERGER BERMAN FOCUS FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$940.40	$4.25	0.88%
Trust Class	$1,000.00	$939.00	$5.25	1.09%
Advisor Class	$1,000.00	$938.40	$6.31	1.31%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,020.49	$4.42	0.88%
Trust Class	$1,000.00	$1,019.44	$5.47	1.09%
Advisor Class	$1,000.00	$1,018.35	$6.57	1.31%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN GENESIS FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$1,043.50	$5.18	1.02%
Trust Class	$1,000.00	$1,043.50	$5.54	1.09%
Advisor Class	$1,000.00	$1,041.80	$6.85	1.35%
Institutional Class	$1,000.00	$1,044.60	$4.27	0.84%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,019.79	$5.12	1.02%
Trust Class	$1,000.00	$1,019.44	$5.47	1.09%
Advisor Class	$1,000.00	$1,018.15	$6.77	1.35%
Institutional Class	$1,000.00	$1,020.69	$4.22	0.84%

NEUBERGER BERMAN GLOBAL REAL ESTATE FUND

Actual	Beginning Account Value 10/2/07	Ending Account Value 2/29/08	Expenses Paid During the Period 10/2/07 - 2/29/08**	Expense Ratio
Trust Class	$1,000.00	$836.90	$4.77	1.26%
Instititional Class	$1,000.00	$837.60	$3.83	1.01%
Hypothetical (5% annual return before expenses)*****
Trust Class	$1,000.00	$1,015.43	$5.24	1.26%
Instititional Class	$1,000.00	$1,016.46	$4.20	1.01%

NEUBERGER BERMAN GUARDIAN FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$950.70	$4.22	0.87%
Trust Class	$1,000.00	$949.90	$5.09	1.05%
Advisor Class	$1,000.00	$948.10	$7.27	1.50%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,020.54	$4.37	0.87%
Trust Class	$1,000.00	$1,019.64	$5.27	1.05%
Advisor Class	$1,000.00	$1,017.40	$7.52	1.50%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN INTERNATIONAL FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$915.40	$6.00	1.26%
Trust Class	$1,000.00	$914.90	$6.43	1.35%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,018.60	$6.32	1.26%
Trust Class	$1,000.00	$1,018.15	$6.77	1.35%

NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Institutional Class	$1,000.00	$912.90	$3.80	0.80%
Hypothetical (5% annual return before expenses)*****
Institutional Class	$1,000.00	$1,020.89	$4.02	0.80%

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period 9/1/07 - 2/29/08	Expense Ratio
Trust Class*	$1,000.00	$943.20	$5.99	1.24%
Institutional Class*	$1,000.00	$945.00	$4.26	0.88%
Class A****	$1,000.00	$959.30	$2.45	1.27%
Class C****	$1,000.00	$957.50	$3.79	1.97%
Hypothetical (5% annual return before expenses)*****
Trust Class*	$1,000.00	$1,018.70	$6.22	1.24%
Institutional Class*	$1,000.00	$1,020.49	$4.42	0.88%
Class A****	$1,000.00	$1,007.34	$2.51	1.27%
Class C****	$1,000.00	$1,005.96	$3.89	1.97%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND

Actual	Beginning Account Value 12/20/07	Ending Account Value 2/29/08	Expenses Paid During the Period**** 12/20/07 - 2/29/08	Expense Ratio
Institutional Class	$1,000.00	$904.00	$1.40	0.75%
Class A	$1,000.00	$903.00	$2.25	1.20%
Class C	$1,000.00	$902.00	$3.65	1.95%
Hypothetical (5% annual return before expenses)*****
Institutional Class	$1,000.00	$1,008.36	$1.48	0.75%
Class A	$1,000.00	$1,007.48	$2.37	1.20%
Class C	$1,000.00	$1,006.00	$3.85	1.95%

NEUBERGER BERMAN MID CAP GROWTH FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$912.70	$4.76	1.00%
Trust Class	$1,000.00	$912.50	$5.66	1.19%
Advisor Class	$1,000.00	$911.10	$7.08	1.49%
Institutional Class	$1,000.00	$914.70	$3.52	0.74%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,019.89	$5.02	1.00%
Trust Class	$1,000.00	$1,018.95	$5.97	1.19%
Advisor Class	$1,000.00	$1,017.45	$7.47	1.49%
Institutional Class	$1,000.00	$1,021.18	$3.72	0.74%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN PARTNERS FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$1,000.10	$3.98	0.80%
Trust Class	$1,000.00	$999.10	$4.87	0.98%
Advisor Class	$1,000.00	$998.40	$5.66	1.14%
Institutional Class	$1,000.00	$1,000.90	$3.23	0.65%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,020.89	$4.02	0.80%
Trust Class	$1,000.00	$1,019.99	$4.92	0.98%
Advisor Class	$1,000.00	$1,019.19	$5.72	1.14%
Institutional Class	$1,000.00	$1,021.63	$3.27	0.65%

NEUBERGER BERMAN REAL ESTATE FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Trust Class	$1,000.00	$889.90	$4.56	0.97%
Hypothetical (5% annual return before expenses)*****
Trust Class	$1,000.00	$1,020.04	$4.87	0.97%

NEUBERGER BERMAN REGENCY FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$952.80	$5.54	1.14%
Trust Class	$1,000.00	$952.70	$5.97	1.23%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,019.19	$5.72	1.14%
Trust Class	$1,000.00	$1,018.75	$6.17	1.23%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN SELECT EQUITIES FUND

Actual	Beginning Account Value 12/20/07	Ending Account Value 2/29/08	Expenses Paid During the Period**** 12/20/07 - 2/29/08	Expense Ratio
Institutional Class	$1,000.00	$915.00	$1.41	0.75%
Class A	$1,000.00	$914.00	$2.26	1.20%
Class C	$1,000.00	$913.00	$3.67	1.95%
Hypothetical (5% annual return before expenses)*****
Institutional Class	$1,000.00	$1,008.36	$1.48	0.75%
Class A	$1,000.00	$1,007.48	$2.37	1.20%
Class C	$1,000.00	$1,006.00	$3.85	1.95%

NEUBERGER BERMAN SMALL AND MID CAP GROWTH FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Trust Class	$1,000.00	$897.80	$5.14	1.09%
Hypothetical (5% annual return before expenses)*****
Trust Class	$1,000.00	$1,019.44	$5.47	1.09%

NEUBERGER BERMAN SMALL CAP GROWTH FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period* 9/1/07 - 2/29/08	Expense Ratio
Investor Class	$1,000.00	$919.10	$6.11	1.28%
Trust Class	$1,000.00	$918.30	$6.58	1.38%
Advisor Class	$1,000.00	$917.60	$7.53	1.58%
Hypothetical (5% annual return before expenses)*****
Investor Class	$1,000.00	$1,018.50	$6.42	1.28%
Trust Class	$1,000.00	$1,018.00	$6.92	1.38%
Advisor Class	$1,000.00	$1,017.01	$7.92	1.58%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 2/29/08 cont'd (Unaudited)

NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND

Actual	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Expenses Paid During the Period 9/1/07 - 2/29/08	Expense Ratio
Investor Class*	$1,000.00	$948.40	$4.31	0.89%
Trust Class*	$1,000.00	$947.60	$5.28	1.09%
Institutional Class***	$1,000.00	$958.30	$1.89	0.75%
Hypothetical (5% annual return before expenses)*****
Investor Class*	$1,000.00	$1,020.44	$4.47	0.89%
Trust Class*	$1,000.00	$1,019.44	$5.47	1.09%
Institutional Class***	$1,000.00	$1,010.92	$1.94	0.75%

*    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the period shown of October 2, 2007 to February 29, 2008).

***    For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period shown of November 28, 2007 to February 29, 2008).

****  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period shown of December 20, 2007 to February 29, 2008).

*****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Century Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Colgate-Palmolive	3.2
2	Microsoft Corp.	2.9
3	Canadian Natural Resources	2.7
4	Coca-Cola	2.7
5	Occidental Petroleum	2.6
	Holding	%
6	CVS Corp.	2.6
7	Abbott Laboratories	2.5
8	Baxter International	2.5
9	PepsiCo, Inc.	2.5
10	Monsanto Co.	2.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (95.0%)
Aerospace & Defense (7.6%)
1,945	L-3 Communications Holdings	$207
2,145	Lockheed Martin	221
1,620	Precision Castparts	179
3,185	United Technologies	225
		832
Beverages (5.1%)
4,980	Coca-Cola	291
3,855	PepsiCo, Inc.	268
		559
Capital Markets (3.9%)
2,500	Northern Trust	169
3,275	State Street	257
		426
Chemicals (2.4%)
2,260	Monsanto Co.	261
Commercial Banks (1.5%)
5,450	Wells Fargo	159
Communications Equipment (5.5%)
8,725	Cisco Systems	213	*
6,265	Nokia Corp. ADR	226
3,900	QUALCOMM Inc.	165
		604
Computers & Peripherals (3.4%)
1,705	Apple, Inc.	213	*
10,090	EMC Corp.	157	*
		370
Diversified Financial Services (1.5%)
3,910	J. P. Morgan Chase	159

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Electric Utilities (5.7%)
3,230	Exelon Corp.	$242
2,300	FirstEnergy Corp.	156
3,755	FPL Group	226
		624
Electrical Equipment (3.6%)
6,085	ABB Ltd.	152
4,800	Emerson Electric	245
		397
Energy Equipment & Services (3.9%)
3,140	National Oilwell Varco	195	*
2,670	Schlumberger Ltd.	231
		426
Food & Staples Retailing (2.5%)
6,900	CVS Corp.	279
Health Care Equipment & Supplies (4.7%)
4,570	Baxter International	270
2,730	Becton, Dickinson & Co.	247
		517
Hotels, Restaurants & Leisure (1.9%)
3,815	McDonald's Corp.	206
Household Products (5.4%)
4,605	Colgate-Palmolive	350
3,700	Procter & Gamble	245
		595
Internet Software & Services (2.3%)
525	Google Inc. Class A	247	*
Life Science Tools & Services (2.2%)
4,335	Thermo Fisher Scientific	243	*
Machinery (1.8%)
2,600	Danaher Corp.	193

See Notes to Schedule of Investments 60

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Media (2.2%)
13,000	News Corp. Class A	$239
Oil, Gas & Consumable Fuels (7.3%)
3,995	Canadian Natural Resources	299
3,660	Occidental Petroleum	283
1,800	Petroleo Brasileiro ADR	211
		793
Pharmaceuticals (6.6%)
5,150	Abbott Laboratories	276
3,339	Johnson & Johnson	207
5,500	Merck & Co.	244
		727
Semiconductors & Semiconductor Equipment (2.2%)
11,865	Intel Corp.	237
Software (6.5%)
4,810	Adobe Systems	162	*
11,625	Microsoft Corp.	316
12,395	Oracle Corp.	233	*
		711
Textiles, Apparel & Luxury Goods (1.6%)
2,905	Nike, Inc.	175
Tobacco (1.8%)
2,700	Altria Group	198
Wireless Telecommunication Services (1.9%)
5,490	American Tower	211	*
	Total Common Stock (Cost $10,166)	10,388
Short-Term Investments (5.3%)
578,490	Neuberger Berman Prime Money Fund Trust Class (Cost $578)	578	#@
	Total Investments (100.3%) (Cost $10,744)	10,966	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(31)
	Total Net Assets (100.0%)	$10,935

See Notes to Schedule of Investments 61

Schedule of Investments Fasciano Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Middleby Corp.	3.0
2	Rollins, Inc.	3.0
3	IDEX Corp.	2.9
4	Rockwood Holdings	2.8
5	RBC Bearings	2.8
	Holding	%
6	Berry Petroleum Class A	2.7
7	Actuant Corp.	2.7
8	Healthcare Services Group	2.7
9	K-V Pharmaceutical	2.6
10	TETRA Technologies	2.5

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (98.8%)
Aerospace & Defense (1.2%)
234,300	ARGON ST	$3,807	*
Air Freight & Logistics (1.3%)
137,500	Hub Group Class A	4,124	*
Auto Components (1.4%)
155,000	Drew Industries	4,179	*
Chemicals (2.8%)
281,700	Rockwood Holdings	8,645	*È
Commercial Banks (4.4%)
227,686	Boston Private Financial Holdings	3,135	È
212,700	Texas Capital Bancshares	3,182	*È
209,332	Wintrust Financial	7,065	È
		13,382
Commercial Services & Supplies (17.9%)
205,200	Acco Brands	2,846	*È
117,300	Advisory Board	6,518	*È
179,190	Courier Corp.	4,876
411,400	Healthcare Services Group	8,138	È
259,600	Korn/Ferry International	4,377	*
78,220	Ritchie Bros. Auctioneers	5,601
514,702	Rollins, Inc.	9,085
200,700	Waste Connections	6,093	*È
137,100	Watson Wyatt Worldwide Class A	7,273
		54,807
Diversified Financial Services (1.0%)
144,400	Financial Federal	3,112	È
Electrical Equipment (1.1%)
95,200	Regal-Beloit	3,515	È
Electronic Equipment & Instruments (4.6%)
194,900	LoJack Corp.	2,432	*
150,000	MTS Systems	4,679
205,267	ScanSource, Inc.	6,973	*
		14,084

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Energy Equipment & Services (5.0%)
249,700	Cal Dive International	$2,602	*È
138,500	CARBO Ceramics	5,116	È
443,300	TETRA Technologies	7,616	*
		15,334
Health Care Equipment & Supplies (4.8%)
65,300	Haemonetics Corp.	3,794	*
253,800	STERIS Corp.	6,248	È
213,522	Young Innovations	4,557
		14,599
Health Care Providers & Services (3.9%)
81,300	Landauer, Inc.	3,886
151,061	MWI Veterinary Supply	5,261	*
68,200	Owens & Minor	2,931	È
		12,078
Health Care Technology (1.0%)
138,800	Computer Programs and Systems	3,091
Hotels, Restaurants & Leisure (1.7%)
128,600	International Speedway	5,123
Insurance (3.7%)
216,500	American Equity Investment Life Holding	2,068	È
289,000	Amerisafe Inc.	3,800	*
67,700	Hilb Rogal and Hobbs	2,073	È
118,300	Tower Group	3,361
		11,302
Internet Software & Services (3.3%)
328,600	j2 Global Communications	7,071	*È
298,300	Online Resources	3,055	*
		10,126
Life Science Tools & Services (1.5%)
66,900	Techne Corp.	4,575	*

See Notes to Schedule of Investments 62

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Machinery (15.9%)
307,100	Actuant Corp.	$8,255
65,950	Bucyrus International	6,587	È
207,900	CLARCOR Inc.	7,443
291,000	IDEX Corp.	8,776
135,200	Middleby Corp.	9,194	*È
253,953	RBC Bearings	8,533	*È
		48,788
Media (2.4%)
172,500	Meredith Corp.	7,478	È
Metals & Mining (2.4%)
258,000	AMCOL International	7,436	È
Oil, Gas & Consumable Fuels (3.9%)
204,700	Berry Petroleum Class A	8,415
95,600	Comstock Resources	3,470	*
		11,885
Personal Products (1.7%)
66,500	Chattem, Inc.	5,180	*È
Pharmaceuticals (2.6%)
311,400	K-V Pharmaceutical	7,822	*È
Road & Rail (2.8%)
193,393	Heartland Express	2,704	È
127,100	Landstar System	5,895	È
		8,599
Semiconductors & Semiconductor Equipment (1.0%)
91,400	Cabot Microelectronics	3,061	*
Specialty Retail (1.7%)
137,500	Hibbett Sports	2,173	*È
179,133	Monro Muffler Brake	3,000
		5,173
Trading Companies & Distributors (3.8%)
110,600	H&E Equipment Services	1,725	*È
295,500	Houston Wire & Cable	4,285	È
314,900	Interline Brands	5,596	*
		11,606
	Total Common Stock (Cost $241,063)	302,911

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Short-Term Investments (26.7%)
10,574,319	Neuberger Berman Prime Money Fund Trust Class	$10,574	@
71,185,752	Neuberger Berman Securities Lending Quality Fund, LLC	71,186	‡
	Total Short-Term Investments (Cost $81,760)	81,760	#
	Total Investments (125.5%) (Cost $322,823)	384,671	##
	Liabilities, less cash, receivables and other assets [(25.5%)]	(78,272)
	Total Net Assets (100.0%)	$306,399

See Notes to Schedule of Investments 63

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Nokia Corp. ADR	6.4
2	Occidental Petroleum	6.1
3	Canadian Natural Resources	5.7
4	Thermo Fisher Scientific	5.1
5	Amdocs Ltd.	4.4
	Holding	%
6	Rockwell Automation	4.2
7	Novartis AG ADR	3.8
8	IBM	3.7
9	TJX Cos.	3.5
10	Covidien Ltd.	3.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (95.5%)
Building Products (3.2%)
650,000	Trane, Inc.	$29,282	È
Capital Markets (2.8%)
325,000	State Street	25,529	È
Communications Equipment (10.7%)
975,000	Cisco Systems	23,761	*
650,000	Corning Inc.	15,100
1,640,000	Nokia Corp. ADR	59,056	È
		97,917
Computers & Peripherals (3.7%)
300,000	IBM	34,158	È
Consumer Finance (3.7%)
655,000	American Express	27,707
140,000	Capital One Financial	6,444
		34,151
Diversified Financial Services (3.7%)
650,000	Citigroup Inc.	15,412	È
450,000	J.P. Morgan Chase	18,292	È
		33,704
Electric Utilities (1.1%)
135,000	Exelon Corp.	10,105
Electrical Equipment (4.2%)
700,000	Rockwell Automation	38,297	È
Energy Equipment & Services (2.2%)
595,900	Dresser-Rand Group	20,302	*
Food & Staples Retailing (0.5%)
100,000	Wal-Mart Stores	4,959
Food Products (1.5%)
250,000	Ralcorp Holdings	13,862	*È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Health Care Equipment & Supplies (3.4%)
735,000	Covidien Ltd.	$31,451	È
Household Products (1.6%)
220,000	Procter & Gamble	14,560
Insurance (3.1%)
485,000	MetLife, Inc.	28,256	È
Internet Software & Services (0.5%)
10,000	Google Inc. Class A	4,712	*
Life Science Tools & Services (5.1%)
840,000	Thermo Fisher Scientific	46,981	*
Machinery (2.8%)
350,000	Caterpillar Inc.	25,315
Media (2.9%)
1,425,000	News Corp. Class A	26,234
Multiline Retail (0.8%)
300,000	Macy's Inc.	7,404
Oil, Gas & Consumable Fuels (13.6%)
700,000	Canadian Natural Resources	52,388	È
725,000	Occidental Petroleum	56,093
267,400	XTO Energy	16,502
		124,983
Personal Products (1.9%)
600,000	NBTY, Inc.	17,136	*È
Pharmaceuticals (3.8%)
700,000	Novartis AG ADR	34,405	È
Semiconductors & Semiconductor Equipment (3.5%)
1,475,000	Intel Corp.	29,426
120,000	International Rectifier	2,732	*È
		32,158

See Notes to Schedule of Investments 64

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Software (8.9%)
1,300,000	Amdocs Ltd.	$40,300	*È
435,000	Citrix Systems	14,324	*È
985,000	Microsoft Corp.	26,812
		81,436
Specialty Retail (4.7%)
300,000	Tiffany & Co.	11,292	È
1,000,000	TJX Cos.	32,000	È
		43,292
Thrifts & Mortgage Finance (1.1%)
400,000	Freddie Mac	10,072	È
Wireless Telecommunication Services (0.5%)
600,000	Sprint Nextel	4,266
	Total Common Stock (Cost $740,040)	874,927
Short-Term Investments (17.7%)
37,721,551	Neuberger Berman Prime Money Fund Trust Class	37,722	@
124,267,513	Neuberger Berman Securities Lending Quality Fund, LLC	124,268	‡
	Total Short-Term Investments (Cost $161,990)	161,990	#
	Total Investments (113.2%) (Cost $902,030)	1,036,917	##
	Liabilities, less cash, receivables and other assets [(13.2%)]	(120,557)
	Total Net Assets (100.0%)	$916,360

See Notes to Schedule of Investments 65

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Denbury Resources	3.1
2	Church & Dwight	2.8
3	AptarGroup Inc.	2.2
4	Bucyrus International	2.0
5	Pharmaceutical Product Development	1.9
	Holding	%
6	Compass Minerals International	1.9
7	CLARCOR Inc.	1.8
8	Alliant Techsystems	1.8
9	Petrobank Energy and Resources	1.7
10	Henry Schein	1.6

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (95.4%)
Aerospace & Defense (2.9%)
1,890,262	Alliant Techsystems	$198,364	*^
2,112,900	Curtiss-Wright	88,868
365,536	DRS Technologies	20,503
628,682	MTC Technologies	14,900	*
		322,635
Air Freight & Logistics (1.2%)
2,161,700	Forward Air	63,446	^
2,394,800	Hub Group Class A	71,820	*^
		135,266
Auto Components (1.1%)
2,070,900	Drew Industries	55,832	*^
3,797,214	Gentex Corp.	61,211
		117,043
Beverages (0.1%)
234,800	Boston Beer Company	8,373	*
Building Products (0.7%)
3,449,100	Simpson Manufacturing	82,640	^
Capital Markets (0.4%)
1,317,500	Eaton Vance	41,962
Chemicals (0.3%)
1,391,600	Flotek Industries	31,631	*^
Commercial Banks (3.5%)
1,578,200	Bank of Hawaii	75,785
1,547,019	Bank of the Ozarks	36,587	^
1,128,494	BOK Financial	58,366
1,540,200	Cullen/Frost Bankers	78,735
1,489,308	Glacier Bancorp	25,601
2,243,243	Westamerica Bancorp	106,173	^
		381,247

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Commercial Services & Supplies (5.7%)
3,621,331	Copart, Inc.	$150,865	*
977,699	Exponent, Inc.	28,451	*^
3,330,054	Healthcare Services Group	65,868	^
547,113	Knoll, Inc.	7,703
1,627,651	Layne Christensen	65,171	*^
981,694	Mine Safety Appliances	39,376
1,833,800	Ritchie Bros. Auctioneers	131,318	^
1,497,370	Rollins, Inc.	26,429
2,216,828	United Stationers	109,423	*^
		624,604
Containers & Packaging (2.2%)
6,373,600	AptarGroup Inc.	238,883	^
Diversified Consumer Services (2.0%)
3,737,800	Matthews International	167,678	^
367,411	Strayer Education	57,206
		224,884
Electrical Equipment (1.1%)
4,097,700	Brady Corp.	125,308	^
Electronic Equipment & Instruments (2.0%)
3,636,350	Rofin-Sinar Technologies	143,163	*^
2,800,660	Trimble Navigation	76,570	*
		219,733
Energy Equipment & Services (3.7%)
2,002,000	CARBO Ceramics	73,954	^
4,947,600	ION Geophysical	65,754	*^
2,019,528	NATCO Group	96,230	*
1,201,178	National Oilwell Varco	74,833	*
1,250,900	Oceaneering International	75,054	*
1,211,265	Pason Systems	17,168
		402,993
Food & Staples Retailing (0.7%)
2,421,202	Ruddick Corp.	78,084	^
Food Products (0.3%)
1,340,906	J & J Snack Foods	33,053	^

See Notes to Schedule of Investments 66

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Gas Utilities (0.1%)
358,600	New Jersey Resources	$16,499
Health Care Equipment & Supplies (10.1%)
28,700	Abaxis, Inc.	836	*
8,725,265	American Medical Systems Holdings	127,302	*^
2,308,554	ArthroCare Corp.	92,688	*^
2,188,300	DENTSPLY International	85,431
2,117,300	Haemonetics Corp.	123,015	*^
372,369	Hologic, Inc.	22,458	*
1,458,500	ICU Medical	39,146	*^
2,970,862	IDEXX Laboratories	164,794	*
2,380,591	Immucor, Inc.	70,942	*
2,398,802	Integra LifeSciences Holdings	99,406	*^
1,485,200	Mentor Corp.	44,051
589,341	Respironics, Inc.	38,708	*
2,312,326	Sirona Dental Systems	60,144	*
2,056,830	Surmodics, Inc.	90,850	*^
1,891,994	Wright Medical Group	49,797	*^
		1,109,568
Health Care Providers & Services (4.1%)
2,050,634	AmSurg Corp.	49,400	*^
2,924,040	Henry Schein	174,916	*
890,468	MWI Veterinary Supply	31,015	*^
3,541,700	Patterson Companies	124,668	*
2,244,394	VCA Antech	72,067	*
		452,066
Hotels, Restaurants & Leisure (0.3%)
771,800	IHOP Corp.	35,333
Household Products (2.8%)
5,764,618	Church & Dwight	308,177	^
Industrial Conglomerates (0.5%)
1,822,876	Raven Industries	53,374	^
Insurance (1.2%)
1,379,000	Arthur J. Gallagher	32,544
3,843,455	Brown & Brown	68,529
1,313,500	HCC Insurance Holdings	31,603
		132,676
IT Services (2.0%)
956,800	CACI International	41,774	*
2,248,000	ManTech International	99,092	*^
374,199	NCI, Inc. Class A	6,631	*
418,721	RightNow Technologies	4,786	*
722,500	SI International	17,976	*^
1,891,425	SRA International	45,394	*
		215,653

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Life Science Tools & Services (4.7%)
1,052,800	Charles River Laboratories International	$61,673	*
2,168,532	Dionex Corp.	160,081	*^
1,376,400	ICON PLC	90,980	*
4,560,400	Pharmaceutical Product Development	205,537
		518,271
Machinery (10.7%)
598,500	Astec Industries	22,659	*
2,209,950	Bucyrus International	220,730	^
1,661,300	Chart Industries	56,999	*^
5,588,422	CLARCOR Inc.	200,066	^
2,795,900	Donaldson Co.	117,875
1,685,717	Graco Inc.	58,511
2,438,400	Joy Global	161,837
1,914,389	Nordson Corp.	98,381	^
358,100	Robbins & Myers	12,193
1,800,504	Toro Co.	86,748
770,404	Valmont Industries	61,555
2,471,400	Wabtec Corp.	85,535	^
		1,183,089
Media (1.3%)
1,980,467	Arbitron Inc.	83,021	^
2,179,900	Interactive Data	63,784
		146,805
Metals & Mining (2.9%)
3,607,800	Compass Minerals International	205,356	^
3,157,900	Gammon Gold	27,379	*
3,583,230	Ivanhoe Mines	46,725	*
3,654,600	NovaGold Resources	41,553	*
		321,013
Multi-Utilities (0.4%)
1,457,517	NSTAR	45,037
Office Electronics (1.2%)
4,027,347	Zebra Technologies	134,191	*^
Oil, Gas & Consumable Fuels (16.8%)
2,989,532	Arena Resources	121,016	*^
1,820,700	Berry Petroleum Class A	74,849
3,057,800	Cabot Oil & Gas	152,126
1,624,827	Carrizo Oil & Gas	93,834	*^
288,300	Concho Resources	6,717	*
10,766,600	Denbury Resources	343,347	*
1,778,700	Encore Acquisition	65,456	*
2,749,900	Foundation Coal Holdings	158,862	^
2,584,100	Galleon Energy	43,924	*
2,186,600	Highpine Oil & Gas	26,326	*
843,195	Hugoton Royalty Trust	23,820
3,376,341	Parallel Petroleum	62,395	*^
6,332,100	Pearl Exploration and Production	13,188	*

See Notes to Schedule of Investments 67

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
3,224,700	Petrobank Energy and Resources	$189,927	*
2,590,630	Petrohawk Energy	46,839	*
2,977,700	Quicksilver Resources	102,433	*
1,980,700	Southwestern Energy	129,201	*
1,931,300	St. Mary Land & Exploration	71,226
9,854,500	UTS Energy	58,271	*
1,035,325	XTO Energy	63,890
		1,847,647
Personal Products (1.3%)
5,565,350	Alberto-Culver Co.	149,151	^
Pharmaceuticals (0.7%)
3,103,347	K-V Pharmaceutical	77,956	*^
Road & Rail (0.1%)
476,100	Heartland Express	6,656
Software (3.5%)
2,995,603	Blackbaud, Inc.	78,305	^
947,400	FactSet Research Systems	49,871
1,902,137	Fair Isaac	44,130
4,973,542	MICROS Systems	159,352	*^
2,324,116	Solera Holdings	55,151	*
		386,809
Specialty Retail (1.5%)
1,297,545	Big 5 Sporting Goods	12,002	^
849,100	Buckle, Inc.	38,549
1,892,463	Hibbett Sports	29,901	*^
1,087,834	Lithia Motors	11,183	^
6,238,956	Sally Beauty Holdings	47,728	*
671,200	Tractor Supply	25,130	*
		164,493
Thrifts & Mortgage Finance (0.4%)
1,825,954	Brookline Bancorp	17,547
655,800	Flushing Financial	10,690
1,242,900	Oritani Financial	13,746	*
		41,983
Trading Companies & Distributors (0.9%)
1,745,102	Houston Wire & Cable	25,304	^
846,500	MSC Industrial Direct	34,351
1,001,500	UAP Holding	38,558
		98,213
	Total Common Stock (Cost $6,916,098)	10,512,999

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Short-Term Investments (4.9%)
540,738,898	Neuberger Berman Prime Money Fund Trust Class (Cost $540,739)	$540,739	#@
	Total Investments (100.3%) (Cost $7,456,837)	11,053,738	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(28,957)
	Total Net Assets (100.0%)	$11,024,781

See Notes to Schedule of Investments 68

Schedule of Investments Global Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	Country	Industry	%
1	Equity Residential	United States	Apartments	3.6
2	Sun Hung Kai Properties Ltd.	Hong Kong	Diversified	3.5
3	Mitsubishi Estate Co. Ltd.	Japan	Office	3.4
4	Hammerson PLC	United Kingdom	Retail	2.9
5	Unibail-Rodamco	France	Retail	2.8
6	Nippon Commercial Investment Corp.	Japan	Office	2.5
7	Stockland	Australia	Diversified	2.4
8	Annaly Capital Management	United States	Commercial Products & Services	2.3
9	Babis Vovos International Construction SA	Greece	Heavy Industry	2.2
10	New World Development Co. Ltd.	Hong Kong	Diversified	2.2

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (97.3%)
Australia (6.0%)
82,000	Commonwealth Property Office Fund	$98
45,000	ING Industrial Fund	87
126,000	Macquarie Office Trust	126
32,000	Stockland	207
		518
Austria (1.5%)
12,000	Immofinanz AG	130
Bermuda (0.0%)
172	Brookfield Infrastructure Partners LP	3
Canada (4.4%)
2,200	Boardwalk Real Estate Investment Trust	82
4,300	Brookfield Asset Management Class A	127
4,000	Brookfield Properties Corp.	75
4,500	RioCan Real Estate Investment Trust	94
		378
Cayman Islands (2.4%)
54,000	KWG Property Holding Ltd.	53	*
74,300	Shimao Property Holdings Ltd.	149
		202
Finland (1.2%)
17,800	Citycon OYJ	106
France (2.8%)
1,000	Unibail-Rodamco	244

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Germany (3.3%)
5,700	Alstria Office REIT AG	$100
4,000	IFM Immobilien AG	63	*
2,200	IVG Immobilien AG	77
1,700	Vivacon AG	39
		279
Greece (2.3%)
6,300	Babis Vovos International Construction SA	193	*
Hong Kong (12.2%)
37,000	Hang Lung Group Ltd.	169
17,100	Henderson Land Development Co. Ltd.	133
112,000	Midland Holdings Ltd.	150
70,000	New World Development Co. Ltd.	188
197,100	Shenzhen Investment Ltd.	105
17,300	Sun Hung Kai Properties Ltd.	303
		1,048
Italy (1.1%)
82,000	Beni Stabili Spa	92
Japan (11.7%)
73	Kenedix, Inc.	96
20	MID REIT, Inc.	73
12,000	Mitsubishi Estate Co. Ltd.	292
47	Nippon Commercial Investment Corp.	213
69	NTT Urban Development Corp.	86
37	re-plus Residential Investment, Inc.	113
8,000	Sumitomo Realty & Development Co. Ltd.	137
		1,010
Philippines (1.3%)
4,500,000	Filinvest Land, Inc.	115	*

See Notes to Schedule of Investments 69

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Singapore (4.2%)
174,000	Cambridge Industrial Trust	$86
126,000	Macquarie MEAG Prime REIT	110
184,000	Parkway Life Real Estate Investment Trust	161
		357
United Kingdom (7.0%)
9,855	Barratt Developments PLC	80
14,900	Brixton PLC	96
18,300	Great Portland Estates PLC	181
11,300	Hammerson PLC	246
		603
United States (35.9%)
1,600	Alexandria Real Estate Equities	147
1,600	AMB Property	80
9,600	Annaly Capital Management	199
1,100	AvalonBay Communities	102
1,000	Boston Properties	86
3,700	BRE Properties	159
1,400	Camden Property Trust	66
4,000	Crystal River Capital	43
2,600	Developers Diversified Realty	100
4,100	Digital Realty Trust	147
8,200	Equity Residential	313
800	Essex Property Trust	84
2,300	Federal Realty Investment Trust	165
3,800	Kimco Realty	128
5,000	Marriott International	171
2,800	ProLogis	151
2,100	Public Storage	171
2,000	Simon Property Group	168
900	SL Green Realty	82
1,800	Starwood Hotels & Resorts Worldwide	85
2,700	Taubman Centers	132
3,800	UDR, Inc.	85
2,100	Ventas, Inc.	88
1,700	Vornado Realty Trust	142
		3,094
	Total Common Stock (Cost $9,563)	8,372
Short-Term Investments (2.3%)
199,140	Neuberger Berman Prime Money Fund Trust Class (Cost $199)	199	#@
	Total Investments (99.6%) (Cost $9,762)	8,571	##
	Cash, receivables and other assets, less liabilities (0.4%)	38
	Total Net Assets (100.0%)	$8,609

See Notes to Schedule of Investments 70

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL REAL ESTATE FUND (UNAUDITED)

Market Value† Percentage of Industry	(000's omitted)	Net Assets
Diversified	$2,017	23.4%
Office	1,743	20.2%
Apartments	1,291	15.0%
Retail	1,191	13.8%
Industrial	500	5.8%
Regional Malls	300	3.5%
Lodging	256	3.0%
Commercial Products & Services	242	2.8%
Heavy Industry	193	2.2%
Self Storage	171	2.0%
Office—Industrial	147	1.7%
Community Centers	100	1.2%
Health Care	88	1.0%
Home Builders	80	0.9%
Residential	53	0.8%
Other Assets—Net	237	2.7%
	$8,609	100.0%

See Notes to Schedule of Investments 71

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Comcast Corp. Class A Special	5.0
2	E.W. Scripps	4.7
3	Danaher Corp.	4.3
4	Anixter International	4.0
5	Altera Corp.	4.0
	Holding	%
6	National Instruments	3.7
7	Willis Group Holdings	3.5
8	Waste Management	3.4
9	Bank of New York Mellon	3.4
10	UnitedHealth Group	3.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (99.4%)
Auto Components (1.8%)
588,136	BorgWarner, Inc.	$25,354
Automobiles (2.2%)
285,270	Toyota Motor ADR	30,966	È
Biotechnology (2.5%)
406,460	Genzyme Corp.	28,826	*È
769,800	Medarex, Inc.	7,159	*È
		35,985
Capital Markets (8.6%)
1,111,313	Bank of New York Mellon	48,753
1,684,555	Charles Schwab	33,034	È
268,800	Merrill Lynch	13,322
350,325	State Street	27,518	È
		122,627
Commercial Services & Supplies (4.4%)
452,875	Republic Services	13,826
1,490,050	Waste Management	48,919
		62,745
Consumer Finance (2.9%)
968,225	American Express	40,956
Electronic Equipment & Instruments (7.7%)
877,275	Anixter International	57,365	*È
2,007,449	National Instruments	51,913
		109,278
Energy Equipment & Services (2.3%)
379,700	Schlumberger Ltd.	32,825	È
Health Care Providers & Services (3.4%)
1,036,875	UnitedHealth Group	48,194
Industrial Conglomerates (3.0%)
547,800	3M Co.	42,947	È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Insurance (5.7%)
1,672,550	Progressive Corp.	$30,658
1,536,350	Willis Group Holdings	50,469
		81,127
IT Services (2.0%)
1,291,665	Euronet Worldwide	27,900	*È
Life Science Tools & Supplies (1.8%)
366,495	Millipore Corp.	25,618	*
Machinery (4.3%)
829,815	Danaher Corp.	61,531
Media (12.7%)
3,650,200	Comcast Corp. Class A Special	70,631	*È
1,583,495	E.W. Scripps	66,143
591,008	Liberty Global Class A	22,222	*
620,163	Liberty Global Class C	21,749	*
		180,745
Multi-Utilities (3.6%)
3,198,932	National Grid	46,384
67,218	National Grid ADR	4,880
		51,264
Oil, Gas & Consumable Fuels (9.6%)
1,884,700	BG Group PLC	44,424
213,850	Cimarex Energy	11,270
849,900	Newfield Exploration	47,067	*
293,800	Petroleo Brasileiro ADR	34,475	È
		137,236
Pharmaceuticals (2.7%)
791,100	Novartis AG ADR	38,883	È
Real Estate Investment Trusts (3.1%)
407,700	General Growth Properties	14,396
910,775	Weingarten Realty Investors	29,245	È
		43,641

See Notes to Schedule of Investments 72

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Road & Rail (3.3%)
877,800	Canadian National Railway	$46,330
Semiconductors & Semiconductor Equipment (6.9%)
3,337,969	Altera Corp.	57,113
1,353,000	Texas Instruments	40,536
		97,649
Software (2.6%)
1,400,235	Intuit Inc.	37,190	*È
Textiles, Apparel & Luxury Goods (2.3%)
422,200	V.F. Corp.	32,104
	Total Common Stock (Cost $1,172,212)	1,413,095
Short-Term Investments (11.0%)
21,825,526	Neuberger Berman Prime Money Fund Trust Class	21,826	@
134,245,681	Neuberger Berman Securities Lending Quality Fund, LLC	134,246	‡
	Total Short-Term Investments (Cost $156,072)	156,072	#
	Total Investments (110.4%) (Cost $1,328,284)	1,569,167	##
	Liabilities, less cash, receivables and other assets [(10.4%)]	(147,420)
	Total Net Assets (100.0%)	$1,421,747

See Notes to Schedule of Investments 73

Schedule of Investments International Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	Country	Industry	%
1	MacDonald Dettwiler	Canada	Software	2.7
2	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	2.6
3	InBev NV	Belgium	Beverages	2.4
4	CRH PLC	Ireland	Construction Materials	2.4
5	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3
6	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	2.3
7	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	1.9
8	Lloyds TSB Group PLC	United Kingdom	Commercial Banks	1.9
9	Wacker Chemie AG	Germany	Chemicals	1.9
10	Vallourec SA	France	Machinery	1.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (84.4%)
Argentina (1.0%)
233,810	Tenaris SA ADR	$10,393	È
Australia (2.4%)
2,327,419	Paladin Resources	12,997	*È
259,671	Woodside Petroleum	13,579	È
		26,576
Austria (1.0%)
401,141	Zumtobel AG	11,358
Belgium (5.7%)
39,990	Colruyt SA	9,771
297,541	Euronav SA	11,520
462,577	Fortis	10,219
192,640	Fortis VVPR Strip	3	*
289,482	InBev NV	26,164
622,330	Option NV	5,072	*È
		62,749
Brazil (3.2%)
654,232	Natura Cosmeticos SA	6,673
245,736	Petroleo Brasileiro ADR	28,835	È
		35,508
Canada (11.0%)
389,640	Addax Petroleum	17,814
329,035	Canadian Natural Resources	24,658
401,140	Corus Entertainment Inc., B Shares	8,217
1,875,730	First Calgary Petroleums Ltd.	6,022	*È
587,625	MacDonald Dettwiler	29,260	*
144,960	Stantec, Inc.	4,757	*
183,744	Suncor Energy	18,949	È
632,200	Talisman Energy	10,746
		120,423

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Denmark (0.5%)
146,210	Danske Bank A/S	$5,585	È
France (6.6%)
157,455	Alten	4,939	*
57,748	BNP Paribas	5,163
339,993	Ipsos	9,629
55,360	Pernod Ricard SA	5,856
322,410	Rexel SA	5,061	*È
259,930	Teleperformance	8,206
180,950	Total SA ADR	13,642
92,863	Vallourec SA	19,272
		71,768
Germany (10.2%)
618,953	C.A.T. Oil AG	13,292	*
138,585	Continental AG	13,580
191,195	Gerresheimer AG	9,275	*
337,506	Hypo Real Estate Holding AG	9,663
191,195	Kloeckner & Co. AG	9,038
276,175	Leoni AG	11,448
94,975	Pfeiffer Vacuum Technology AG	8,372
95,236	Wacker Chemie AG	20,317
207,029	Wincor Nixdorf AG	16,446
		111,431
Greece (0.5%)
124,464	Titan Cement	5,362
Hong Kong (0.9%)
16,420,000	TPV Technology	9,841	È
Ireland (5.5%)
384,207	Allied Irish Banks	7,778
702,194	CRH PLC	25,952
326,160	DCC PLC	8,174
1,986,574	Dragon Oil PLC	17,805	*
		59,709

See Notes to Schedule of Investments 74

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Italy (2.3%)
869,195	Marazzi Group	$7,470	È
1,898,536	Milano Assicurazioni	12,441	È
204,945	UBI Banca	4,819
		24,730
Japan (9.3%)
514,600	Bosch Corp.	2,139
975,000	CHIYODA Corp.	9,776
115,000	Hogy Medical Co.	5,420
181,200	IBIDEN Co., Ltd.	8,652
70,040	Kaga Electronics Co., Ltd.	880	È
338,700	Maruichi Steel Tube	10,056	È
75,100	NIFCO Inc.	1,614
237,400	Nihon Kohden Corp.	4,789
1,694,500	Nissan Motor	15,239
101	Pasona, Inc.	81
202,700	Sankyo Co.	10,832
2,249,000	Sumitomo Metal Industries	9,527
2,074,500	Toray Industries	12,825
16,000	Unicharm Petcare Corp.	908
478,600	Yamaha Motor	9,513
		102,251
Korea (2.3%)
540,600	Daegu Bank	7,394
77,340	Hyundai Mobis	5,937
243,555	KT Corp.	11,975
		25,306
Netherlands (2.9%)
501,110	Aalberts Industries NV	9,693	È
180,948	OPG Groep NV	5,416	È
278,050	TNT NV	10,950
518,827	Wavin NV	5,961
		32,020
Norway (2.6%)
1,265,435	DnB NOR ASA	18,510
574,215	Prosafe ASA	9,836
		28,346
Spain (1.0%)
587,710	Banco Santander SA	10,502
Sweden (0.2%)
309,665	Nobia AB	2,626	È
Switzerland (2.4%)
154,459	Advanced Digital Broadcast	4,701	*
11,800	Nestle SA	5,632
196,009	Swiss Re	15,711
		26,044

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
United Kingdom (12.9%)
1,474,295	Amlin PLC	$8,058
643,272	Barclays PLC	6,029
168,703	Chemring Group PLC	8,184
964,731	Experian Group Ltd.	8,110
197,633	GlaxoSmithKline PLC	4,314
1,281,000	Halma PLC	5,274
1,314,635	Informa PLC	8,965
494,865	Laird Group PLC	4,860
2,301,912	Lloyds TSB Group PLC	20,575
386,955	Northgate PLC	5,072
773,801	Punch Taverns PLC	9,850
1,002,035	Raymarine PLC	5,399
75,072	Redrow PLC	454
836,982	RPS Group	4,908
1,811,708	Sepura Ltd.	5,032	*
841,641	Tullow Oil PLC	10,433
7,739,396	Vodafone Group	24,917
16,381	William Hill	122
		140,556
	Total Common Stock (Cost $852,859)	923,084
Preferred Stocks (4.1%)
Brazil (3.3%)
708,052	Companhia Vale do Rio Doce ADR	20,760	È
282,405	Ultrapar Participacoes	10,554
5,780	Ultrapar Participacoes ADR	215
954,425	Universo Online SA	4,797	*
		36,326
Germany (0.8%)
5,124	Porsche AG	8,783
	Total Preferred Stocks (Cost $18,972)	45,109
Short-Term Investments (18.0%)
58,295,454	Neuberger Berman Prime Money Fund Trust Class	58,295	@
138,860,440	Neuberger Berman Securities Lending Quality Fund, LLC	138,860	‡
	Total Short-Term Investments (Cost $197,155)	197,155	#
	Total Investments (106.5%) (Cost $1,068,986)	1,165,348	##
	Liabilities, less cash, receivables and other assets [(6.5%)]	(71,263)
	Total Net Assets (100.0%)	$1,094,085

See Notes to Schedule of Investments 75

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$197,769	18.1%
Commercial Banks	72,260	6.6%
Metals & Mining	40,343	3.7%
Machinery	37,337	3.4%
Insurance	36,211	3.3%
Media	35,017	3.2%
Chemicals	34,756	3.2%
Automobiles	33,535	3.1%
Energy Equipment & Services	33,521	3.1%
Auto Components	33,104	3.0%
Beverages	32,020	2.9%
Construction Materials	31,314	2.9%
Software	29,260	2.7%
Computers & Peripherals	26,287	2.4%
Wireless Telecommunication Services	24,917	2.3%
Construction & Engineering	20,494	1.9%
Electronic Equipment & Instruments	19,666	1.8%
Banking	16,087	1.5%
Communications Equipment	15,503	1.4%
Trading Companies & Distributors	14,099	1.3%
Commercial Services & Supplies	13,099	1.2%
Diversified Telecommunication	11,975	1.1%
Electrical Equipment	11,358	1.0%
Transportation	10,950	1.0%
Leisure Equipment & Products	10,832	1.0%
Diversified Financial Services	10,222	0.9%
Health Care Equipment & Supplies	10,209	0.9%
Hotels, Restaurants & Leisure	9,972	0.9%
Food & Staples Retailing	9,771	0.9%
Life Science Tools & Services	9,275	0.8%
Aerospace & Defense	8,184	0.7%
Industrial Conglomerates	8,173	0.7%
Banks	7,672	0.7%
Building Products	7,470	0.7%
Personal Products	6,673	0.6%
Food Products	6,540	0.6%
Health Care Providers & Services	5,415	0.5%
Household Durables	5,155	0.5%
Road & Rail	5,072	0.5%
IT Services	4,939	0.5%
Internet Software & Services	4,797	0.4%
Pharmaceuticals	4,314	0.4%
Specialty Retail	2,626	0.2%
Other Assets—Net	125,892	11.5%

  $1,094,085  100.0%

See Notes to Schedule of Investments 76

Schedule of Investments International Institutional Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	Country	Industry	%
1	MacDonald Dettwiler	Canada	Software	2.9
2	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	2.9
3	InBev NV	Belgium	Beverages	2.5
4	CRH PLC	Ireland	Construction Materials	2.3
5	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3
6	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	2.2
7	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	2.2
8	Lloyds TSB Group PLC	United Kingdom	Commercial Banks	1.8
9	Wacker Chemie AG	Germany	Chemicals	1.8
10	Dragon Oil PLC	Ireland	Oil, Gas & Consumable Fuels	1.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (82.0%)
Argentina (0.9%)
97,243	Tenaris SA ADR	$4,322
Australia (2.3%)
967,980	Paladin Resources	5,405	*È
105,484	Woodside Petroleum	5,516
		10,921
Austria (1.0%)
166,833	Zumtobel AG	4,724
Belgium (5.4%)
16,630	Colruyt SA	4,064
123,751	Euronav SA	4,791
161,722	Fortis	3,573
77,074	Fortis VVPR Strip	1	*
120,397	InBev NV	10,882
258,828	Option NV	2,109	*È
		25,420
Brazil (3.1%)
272,096	Natura Cosmeticos SA	2,776
102,235	Petroleo Brasileiro ADR	11,996	È
		14,772
Canada (10.9%)
162,051	Addax Petroleum	7,409
136,848	Canadian Natural Resources	10,255
166,833	Corus Entertainment Inc., B Shares	3,417	È
780,120	First Calgary Petroleums Ltd.	2,505	È
270,409	MacDonald Dettwiler	13,465	*
60,290	Stantec, Inc.	1,978	*
76,535	Suncor Energy	7,893	È
262,935	Talisman Energy	4,469
		51,391

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Denmark (0.5%)
60,810	Danske Bank A/S	$2,323	È
France (6.3%)
65,484	Alten	2,054	*
24,019	BNP Paribas	2,147
141,405	Ipsos	4,005
23,025	Pernod Ricard SA	2,436
134,090	Rexel SA	2,105	*
108,105	Teleperformance	3,413
75,255	Total SA ADR	5,673
38,623	Vallourec SA	8,016
		29,849
Germany (9.8%)
257,425	C.A.T. Oil AG	5,528	*È
57,639	Continental AG	5,648
79,520	Gerresheimer AG	3,858	*
140,372	Hypo Real Estate Holding AG	4,019
79,521	Kloeckner & Co. AG	3,759
114,860	Leoni AG	4,761
39,500	Pfeiffer Vacuum Technology AG	3,482
39,611	Wacker Chemie AG	8,450
86,105	Wincor Nixdorf AG	6,840
		46,345
Greece (0.5%)
51,766	Titan Cement	2,230
Hong Kong (0.9%)
6,828,375	TPV Technology	4,092
Ireland (5.5%)
159,792	Allied Irish Banks	3,246
294,037	CRH PLC	10,867
135,650	DCC PLC	3,400
920,710	Dragon Oil PLC	8,252	*
		25,765

See Notes to Schedule of Investments 77

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Italy (2.2%)
361,503	Marazzi Group	$3,107
789,605	Milano Assicurazioni	5,174
85,235	UBI Banca	2,004
		10,285
Japan (9.1%)
213,900	Bosch Corp.	889
405,000	CHIYODA Corp.	4,061
47,800	Hogy Medical Co.	2,253
75,400	IBIDEN Co., Ltd.	3,600
31,200	Kaga Electronics Co., Ltd.	392
140,800	Maruichi Steel Tube	4,180	È
32,400	NIFCO Inc.	696
98,700	Nihon Kohden Corp.	1,991
704,800	Nissan Motor	6,338
98	Pasona, Inc.	79
87,600	Sankyo Co.	4,681
936,000	Sumitomo Metal Industries	3,965
15,000	Takuma Co.	35
863,000	Toray Industries	5,336
6,700	Unicharm Petcare Corp.	380
199,100	Yamaha Motor	3,958
		42,834
Korea (2.2%)
224,840	Daegu Bank	3,075
32,164	Hyundai Mobis	2,469
205,543	KT Corp. ADR	4,993	*È
		10,537
Netherlands (2.8%)
208,415	Aalberts Industries NV	4,032
75,255	OPG Groep NV	2,252
115,640	TNT NV	4,554
215,511	Wavin NV	2,476
		13,314
Norway (2.6%)
544,825	DnB NOR ASA	7,969
238,820	Prosafe ASA	4,091
		12,060
Spain (1.0%)
260,280	Banco Santander SA	4,651
Sweden (0.2%)
128,788	Nobia AB	1,092	È
Switzerland (2.3%)
64,238	Advanced Digital Broadcast	1,955	*
5,100	Nestle SA	2,434
81,522	Swiss Re	6,535
		10,924

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
United Kingdom (12.5%)
619,885	Amlin PLC	$3,388
273,536	Barclays PLC	2,564
79,696	Chemring Group PLC	3,866
404,721	Experian Group Ltd.	3,402
83,979	GlaxoSmithKline PLC	1,833
567,400	Halma PLC	2,336
546,760	Informa PLC	3,729
205,815	Laird Group PLC	2,021
957,368	Lloyds TSB Group PLC	8,557
158,300	Northgate PLC	2,075
321,826	Punch Taverns PLC	4,097
416,747	Raymarine PLC	2,245
30,176	Redrow PLC	182
348,103	RPS Group	2,041
737,141	Sepura Ltd.	2,048	*
350,039	Tullow Oil PLC	4,339
3,225,793	Vodafone Group	10,385
		59,108
	Total Common Stock (Cost $380,056)	386,959
Preferred Stocks (3.9%)
Brazil (3.1%)
294,480	Companhia Vale do Rio Doce ADR	8,634	È
113,380	Ultrapar Participacoes ADR	4,218	È
383,727	Universo Online SA	1,929	*
		14,781
Germany (0.8%)
2,133	Porsche AG	3,656
	Total Preferred Stocks (Cost $9,501)	18,437
Short-Term Investments (20.8%)
58,018,610	Neuberger Berman Prime Money Fund Trust Class	58,019	@
40,156,734	Neuberger Berman Securities Lending Quality Fund, LLC	40,157	‡
	Total Short-Term Investments (Cost $98,176)	98,176	#
	Total Investments (106.7%) (Cost $487,733)	503,572	##
	Liabilities, less cash, receivables and other assets [(6.7%)]	(31,420)
	Total Net Assets (100.0%)	$472,152

See Notes to Schedule of Investments 78

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$82,721	17.5%
Commercial Banks	40,555	8.6%
Metals & Mining	16,779	3.6%
Machinery	15,565	3.3%
Insurance	15,097	3.2%
Media	14,564	3.1%
Chemicals	14,482	3.1%
Automobiles	13,952	2.9%
Energy Equipment & Services	13,941	2.9%
Auto Components	13,767	2.9%
Software	13,465	2.8%
Beverages	13,318	2.8%
Construction Materials	13,098	2.8%
Computers & Peripherals	10,932	2.3%
Wireless Telecommunication Services	10,385	2.2%
Construction & Engineering	8,515	1.8%
Electronic Equipment & Instruments	8,349	1.8%
Communications Equipment	6,402	1.4%
Trading Companies & Distributors	5,864	1.2%
Commercial Services & Supplies	5,522	1.2%
Diversified Telecommunication	4,993	1.1%
Electrical Equipment	4,724	1.0%
Leisure Equipment & Products	4,681	1.0%
Transportation	4,554	1.0%
Health Care Equipment & Supplies	4,244	0.9%
Hotels, Restaurants & Leisure	4,097	0.9%
Food & Staples Retailing	4,064	0.9%
Aerospace & Defense	3,866	0.8%
Life Science Tools & Services	3,858	0.8%
Diversified Financial Services	3,574	0.8%
Industrial Conglomerates	3,399	0.7%
Building Products	3,107	0.7%
Food Products	2,814	0.6%
Personal Products	2,776	0.6%
Health Care Providers & Services	2,252	0.5%
Household Durables	2,137	0.4%
Road & Rail	2,075	0.4%
IT Services	2,054	0.4%
Internet Software & Services	1,929	0.4%
Pharmaceuticals	1,833	0.4%
Specialty Retail	1,092	0.2%
Other Assets—Net	66,756	14.1%
	$472,152	100.0%

See Notes to Schedule of Investments 79

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	Country	Industry	%
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.6
2	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	3.5
3	InBev NV	Belgium	Brewers	3.5
4	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	3.1
5	Wacker Chemie AG	Germany	Chemicals	3.0
6	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	3.0
7	CRH PLC	Ireland	Construction Materials	2.8
8	Suncor Energy	Canada	Oil, Gas & Consumable Fuels	2.6
9	Vallourec SA	France	Machinery	2.6
10	DnB NOR ASA	Norway	Commercial Banks	2.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (89.2%)
Argentina (1.6%)
81,260	Tenaris SA ADR	$3,612
Australia (3.9%)
54,469	Australia & New Zealand Banking Group	1,099
633,145	Paladin Resources	3,536	*È
84,676	Woodside Petroleum	4,428
		9,063
Belgium (5.7%)
12,700	Colruyt SA	3,103
98,377	Fortis	2,173
23,964	Fortis VVPR Strip	0	*
87,906	InBev NV	7,945
		13,221
Brazil (4.2%)
242,835	Natura Cosmeticos SA	2,477
61,730	Petroleo Brasileiro ADR	7,244
		9,721
Canada (11.8%)
88,495	Addax Petroleum	4,046
35,561	Bank of Nova Scotia	1,727
54,895	Cameco Corp.	2,151
107,955	Canadian Natural Resources	8,090
58,653	Suncor Energy	6,048
294,350	Talisman Energy	5,002
		27,064
Denmark (0.9%)
52,850	Danske Bank A/S	2,019	È
France (7.1%)
19,886	BNP Paribas	1,778
19,015	Pernod Ricard SA	2,012

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
50,777	Publicis Groupe	$1,834
64,620	Total SA ADR	4,866
28,512	Vallourec SA	5,917
		16,407
Germany (7.2%)
43,254	Continental AG	4,239
85,011	Hypo Real Estate Holding AG	2,434
32,041	Wacker Chemie AG	6,835
38,950	Wincor Nixdorf AG	3,094
		16,602
Greece (0.7%)
36,155	Titan Cement	1,558
Ireland (3.8%)
115,898	Allied Irish Banks	2,354
175,686	CRH PLC	6,493
		8,847
Italy (2.0%)
527,290	Milano Assicurazioni	3,455	È
44,700	UBI Banca	1,051
		4,506
Japan (10.1%)
175,400	Bosch Corp.	729
196,000	CHIYODA Corp.	1,965
28,275	IBIDEN Co., Ltd.	1,350
104,100	Maruichi Steel Tube	3,091	È
561,780	Nissan Motor	5,052
57,120	Sankyo Co.	3,052
682,000	Sumitomo Metal Industries	2,889
570,010	Toray Industries	3,524
74,705	Yamaha Motor	1,485
		23,137

See Notes to Schedule of Investments 80

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Korea (2.1%)
168,830	Daegu Bank	$2,309
101,760	KT Corp. ADR	2,472	*
		4,781
Mexico (1.8%)
120,206	Cemex SAB de C.V. ADR	3,312	*È
42,380	Grupo Televisa GDS	932
		4,244
Netherlands (1.4%)
81,570	TNT NV	3,212
Norway (3.4%)
382,350	DnB NOR ASA	5,593
130,565	Prosafe ASA	2,236
		7,829
Spain (2.6%)
127,840	Banco Santander SA	2,284
124,012	Telefonica SA ADR	3,589
		5,873
Switzerland (5.7%)
74,868	Logitech International SA	1,917	*
3,800	Nestle SA	1,814
76,784	Novartis AG	3,792	È
51,369	Swiss Re	4,117
41,922	UBS AG	1,368
		13,008
United Kingdom (13.2%)
319,786	Amlin PLC	1,748
199,419	Barclays PLC	1,869
275,528	Experian Group Ltd.	2,316
114,225	GlaxoSmithKline PLC	2,493
385,435	Informa PLC	2,629
605,901	Lloyds TSB Group PLC	5,416
224,014	Punch Taverns PLC	2,851
147,156	Tesco PLC	1,163
126,714	Tullow Oil PLC	1,571
2,604,839	Vodafone Group	8,386
		30,442
	Total Common Stock (Cost $217,824)	205,146
Preferred Stocks (5.6%)
Brazil (4.3%)
231,875	Companhia Vale do Rio Doce ADR	6,799
38,225	Companhia de Bebidas das Americas ADR	3,114
		9,913

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Germany (1.3%)
1,776	Porsche AG	$3,044
	Total Preferred Stocks (Cost $9,385)	12,957
Short-Term Investments (15.1%)
10,914,572	Neuberger Berman Prime Money Fund Trust Class	10,915	@
23,921,745	Neuberger Berman Securities Lending Quality Fund, LLC	23,922	‡
	Total Short-Term Investments (Cost $34,837)	34,837	#
	Total Investments (109.9%) (Cost $262,046)	252,940	##
	Liabilities, less cash, receivables and other assets [(9.9%)]	(22,824)
	Total Net Assets (100.0%)	$230,116

See Notes to Schedule of Investments 81

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$44,831	19.5%
Commercial Banks	29,933	13.0%
Metals & Mining	12,779	5.6%
Construction Materials	11,363	4.9%
Chemicals	10,359	4.5%
Automobiles	9,581	4.2%
Insurance	9,320	4.1%
Wireless Telecommunication Services	8,386	3.6%
Brewers	7,945	3.5%
Pharmaceuticals	6,285	2.7%
Diversified Telecommunication	6,061	2.6%
Machinery	5,917	2.6%
Energy Equipment & Services	5,848	2.5%
Media	5,395	2.3%
Beverages	5,126	2.2%
Computers & Peripherals	5,011	2.2%
Auto Components	4,968	2.2%
Food & Staples Retailing	4,266	1.9%
Air Freight & Logistics	3,212	1.4%
Leisure Equipment & Products	3,052	1.3%
Hotels, Restaurants & Leisure	2,851	1.2%
Personal Products	2,477	1.1%
Commercial Services & Supplies	2,316	1.0%
Diversified Financial Services	2,173	0.9%
Coal & Consumable Fuels	2,151	0.9%
Construction & Engineering	1,965	0.9%
Food Products	1,814	0.8%
Capital Markets	1,368	0.6%
Electronic Equipment & Instruments	1,350	0.6%
Other Assets—Net	12,013	5.2%
	$230,116	100.0%

See Notes to Schedule of Investments 82

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Colgate-Palmolive	2.5
2	Microsoft Corp.	2.4
3	Monsanto Co.	2.4
4	Baxter International	2.3
5	Procter & Gamble	2.3
	Holding	%
6	Google, Inc. Class A	2.2
7	Thermo Fisher Scientific	2.2
8	Coca-Cola	2.1
9	Abbott Laboratories	2.0
10	Becton Dickinson & Co.	1.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (92.5%)
Aerospace & Defense (5.6%)
320	L-3 Communications Holdings	$34
425	Lockheed Martin	44
245	Precision Castparts	27
305	United Technologies	21
		126
Beverages (6.2%)
580	Anheuser-Busch	27
795	Coca-Cola	47
585	Fomento Economico Mexicano ADR	23
625	PepsiCo, Inc.	44
		141
Biotechnology (3.4%)
500	Genentech, Inc.	38	*
830	Gilead Sciences	39	*
		77
Capital Markets (3.3%)
450	Morgan Stanley	19
340	Northern Trust	23
410	State Street	32
		74
Chemicals (2.4%)
475	Monsanto Co.	55
Commercial Banks (0.9%)
700	Wells Fargo	20
Communications Equipment (4.0%)
1,415	Cisco Systems	34	*
930	Nokia Corp. ADR	34
550	QUALCOMM Inc.	23
		91
Computers & Peripherals (2.6%)
270	Apple, Inc.	34	*
1,665	EMC Corp.	26	*
		60

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Diversified Financial Services (1.4%)
800	J.P. Morgan Chase	$33
Electric Utilities (3.9%)
445	Exelon Corp.	34
300	FirstEnergy Corp.	20
565	FPL Group	34
		88
Electrical Equipment (1.9%)
800	ABB Ltd.	20
465	Emerson Electric	24
		44
Energy Equipment & Services (3.1%)
510	National Oilwell Varco	32	*
445	Schlumberger Ltd.	38
		70
Food & Staples Retailing (3.2%)
950	CVS Corp.	38
1,380	Kroger Co.	34
		72
Health Care Equipment & Supplies (5.4%)
885	Baxter International	52
490	Becton Dickinson & Co.	44
495	Medtronic, Inc.	25
		121
Hotels, Restaurants & Leisure (1.8%)
735	McDonald's Corp.	40
Household Products (4.8%)
740	Colgate-Palmolive	57
775	Procter & Gamble	51
		108
Industrial Conglomerates (0.6%)
390	General Electric	13

See Notes to Schedule of Investments 83

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Internet Software & Services (3.1%)
715	eBay Inc.	$19	*
107	Google, Inc. Class A	50	*
		69
Life Science Tools & Services (2.2%)
895	Thermo Fisher Scientific	50	*
Machinery (0.9%)
285	Danaher Corp.	21
	Media (2.2%)
1,765	News Corp. Class A	33
365	Omnicom Group	16
		49
Oil, Gas & Consumable Fuels (6.6%)
545	Canadian Natural Resources	41
430	Occidental Petroleum	33
230	Petroleo Brasileiro ADR	27
915	Spectra Energy	21
450	XTO Energy	28
		150
Pharmaceuticals (5.3%)
850	Abbott Laboratories	46
555	Johnson & Johnson	34
890	Merck & Co.	39
		119
Semiconductors & Semiconductor Equipment (3.8%)
1,200	Applied Materials	23
1,890	Intel Corp.	38
335	MEMC Electronic Materials	25	*
		86
Software (7.9%)
670	Adobe Systems	23	*
940	Amdocs Ltd.	29	*
600	Citrix Systems	20	*
790	Intuit Inc.	21	*
2,035	Microsoft Corp.	55
1,605	Oracle Corp.	30	*
		178
Specialty Retail (1.3%)
380	Abercrombie & Fitch	29
Textiles, Apparel & Luxury Goods (1.6%)
590	Nike, Inc.	36

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Tobacco (1.5%)
465	Altria Group	$34
Wireless Telecommunication Services (1.6%)
940	American Tower	36	*
	Total Common Stock (Cost $2,299)	2,090
Short-Term Investments (5.2%)
118,490	Neuberger Berman Prime Money Fund Trust Class (Cost $118)	118	#@
	Total Investments (97.7%) (Cost $2,417)	2,208	##
Cash, receivables and other assets, less liabilities (2.3%)	51
	Total Net Assets (100.0%)	$2,259

See Notes to Schedule of Investments 84

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Denbury Resources	2.8
2	Range Resources	2.2
3	Hologic, Inc.	2.2
4	Precision Castparts	2.0
5	Cognizant Technology Solutions	1.9
	Holding	%
6	Activision, Inc.	1.8
7	WMS Industries	1.5
8	XTO Energy	1.4
9	Airgas, Inc.	1.4
10	C. R. Bard	1.3

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (93.2%)
Aerospace & Defense (6.4%)
206,500	AerCap Holdings NV	$4,140	*
147,500	BE Aerospace	5,059	*
392,500	CAE, Inc.	4,934
80,000	Precision Castparts	8,831
93,000	Rockwell Collins	5,478
		28,442
Air Freight & Logistics (1.6%)
80,000	C.H. Robinson Worldwide	4,062	È
75,000	Expeditors International	2,949	È
		7,011
Beverages (0.9%)
100,000	Hansen Natural	4,150	*
Biotechnology (2.3%)
105,000	Applera Corp.—Celera Group	1,455	*
61,500	BioMarin Pharmaceutical	2,340	*È
60,000	Myriad Genetics	2,221	*È
47,500	United Therapeutics	3,998	*
		10,014
Capital Markets (4.6%)
33,500	Affiliated Managers Group	3,228	*
60,000	FCStone Group	2,798	*È
60,000	GFI Group	4,593	*È
97,500	Jefferies Group	1,731	È
128,000	Lazard Ltd.	4,888
45,000	Northern Trust	3,043
		20,281
Chemicals (2.9%)
125,500	Airgas, Inc.	6,098
9,500	CF Industries Holdings	1,160
122,500	Ecolab Inc.	5,732	È
		12,990
Commercial Services & Supplies (4.3%)
27,500	Copart, Inc.	1,146	*
185,000	Corrections Corporation of America	4,969	*

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
40,000	Covanta Holding	$1,147	*
41,500	Huron Consulting Group	2,202	*
78,000	IHS Inc.	4,809	*È
90,000	Stericycle, Inc.	4,850	*È
		19,123
Communications Equipment (1.9%)
74,000	Harris Corp.	3,613
110,000	Juniper Networks	2,950	*
92,500	Polycom, Inc.	2,017	*È
		8,580
Construction & Engineering (1.9%)
40,200	Fluor Corp.	5,598
45,000	Shaw Group	2,897	*
		8,495
Diversified Consumer Services (2.4%)
125,000	DeVry, Inc.	5,492	È
31,500	Strayer Education	4,905
		10,397
Diversified Financial Services (1.3%)
42,500	IntercontinentalExchange Inc.	5,538	*È
Electrical Equipment (0.5%)
53,500	AMETEK, Inc.	2,279
Electronic Equipment & Instruments (2.3%)
115,000	Dolby Laboratories	5,089	*È
12,000	Itron, Inc.	1,144	*
140,000	Trimble Navigation	3,827	*
		10,060
Energy Equipment & Services (3.3%)
70,000	Dresser-Rand Group	2,385	*
140,000	ION Geophysical	1,860	*È
92,500	National Oilwell Varco	5,763	*
72,500	Smith International	4,570
		14,578

See Notes to Schedule of Investments 85

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Food & Staples Retailing (1.2%)
107,500	Shoppers Drug Mart	$5,495
Health Care Equipment & Supplies (7.7%)
62,500	C. R. Bard	5,924	È
70,000	Gen-Probe	3,347	*
161,100	Hologic, Inc.	9,716	*
59,000	IDEXX Laboratories	3,273	*
82,500	Immucor, Inc.	2,459	*È
20,500	Intuitive Surgical	5,779	*È
135,000	Wright Medical Group	3,553	*È
		34,051
Health Care Providers & Services (1.9%)
70,000	Express Scripts	4,137	*
128,500	VCA Antech	4,126	*
		8,263
Health Care Technology (1.1%)
113,500	Cerner Corp.	4,932	*È
Hotels, Restaurants & Leisure (5.2%)
50,000	Bally Technologies	1,895	*
242,000	Melco PBL Entertainment ADR	2,923	*È
76,500	Orient-Express Hotel	4,144	È
85,000	Penn National Gaming	3,896	*
84,900	Scientific Games Class A	1,755	*È
45,000	Vail Resorts	2,036	*È
170,000	WMS Industries	6,455	*
		23,104
Household Products (0.9%)
44,500	Energizer Holdings	4,131	*È
Internet & Catalog Retail (0.4%)
105,000	GSI Commerce	1,519	*È
Internet Software & Services (1.3%)
25,000	Equinix Inc.	1,734	*È
52,500	Omniture, Inc.	1,206	*
92,600	VistaPrint Ltd.	2,910	*
		5,850
IT Services (5.3%)
62,500	Alliance Data Systems	3,164	*
274,500	Cognizant Technology Solutions	8,293	*È
150,000	Iron Mountain	4,512	*
30,000	MasterCard, Inc. Class A	5,700	È
75,000	Total System Services	1,667
		23,336
Life Science Tools & Services (1.1%)
110,000	Pharmaceutical Product Development	4,958	È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Machinery (1.4%)
37,500	Chart Industries	$1,287	*
68,500	Danaher Corp.	5,079	È
		6,366
Media (1.2%)
105,000	Focus Media Holding ADR	5,289	*È
Metals & Mining (0.2%)
9,000	Cleveland-Cliffs	1,075
Oil, Gas & Consumable Fuels (8.8%)
120,000	Concho Resources	2,796	*
75,000	Continental Resources	2,106	*
382,000	Denbury Resources	12,182	*
40,000	Murphy Oil	3,215
160,000	Range Resources	9,789	È
35,500	Southwestern Energy	2,315	*
103,125	XTO Energy	6,364
		38,767
Personal Products (2.0%)
124,000	Bare Escentuals	3,395	*È
67,500	Chattem, Inc.	5,258	*È
		8,653
Pharmaceuticals (0.3%)
45,000	Perrigo Co.	1,504
Semiconductors & Semiconductor Equipment (3.4%)
70,000	MEMC Electronic Materials	5,339	*
75,500	Microchip Technology	2,324	È
105,000	Microsemi Corp.	2,284	*È
87,500	NVIDIA Corp.	1,872	*
90,000	Varian Semiconductor Equipment	3,040	*
		14,859
Software (5.0%)
285,000	Activision, Inc.	7,766	*
110,000	ANSYS, Inc.	4,111	*
105,000	Autodesk, Inc.	3,264	*È
130,000	Citrix Systems	4,281	*
42,500	Salesforce.com, Inc.	2,538	*
		21,960
Specialty Retail (4.0%)
57,500	Abercrombie & Fitch	4,458	È
115,800	GameStop Corp. Class A	4,905	*È
95,500	Guess?, Inc.	3,928
150,000	Urban Outfitters	4,317	*È
		17,608

See Notes to Schedule of Investments 86

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Trading Companies & Distributors (0.8%)
90,000	Fastenal Co.	$3,659	È
Wireless Telecommunication Services (3.4%)
146,500	American Tower	5,631	*
120,000	NII Holdings	4,768	*
152,000	SBA Communications	4,720	*È
		15,119
	Total Common Stock (Cost $327,204)	412,436
Short-Term Investments (28.8%)
29,885,379	Neuberger Berman Prime Money Fund Trust Class	29,885	@
97,691,552	Neuberger Berman Securities Lending Quality Fund, LLC	97,692	‡
	Total Short-Term Investments (Cost $127,577)	127,577	#
	Total Investments (122.0%) (Cost $454,781)	540,013	##
	Liabilities, less cash, receivables and other assets [(22.0%)]	(97,414)
	Total Net Assets (100.0%)	$442,599

See Notes to Schedule of Investments 87

Schedule of Investments Partners Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Freeport-McMoran Copper & Gold	3.1
2	Berkshire Hathaway Class B	2.9
3	Terex Corp.	2.8
4	Petroleo Brasileiro ADR	2.7
5	Chicago Bridge & Iron	2.6
	Holding	%
6	Canadian Natural Resources	2.3
7	McDermott International	2.1
8	National Oilwell Varco	2.1
9	Assurant, Inc.	2.0
10	Suncor Energy	2.0

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (99.0%)
Aerospace & Defense (1.7%)
632,900	L-3 Communications Holdings	$67,271	È
Auto Related (0.0%)
97,980	Independent Tankers Corp.	0	*^^
Automobiles (1.1%)
1,224,900	Harley-Davidson	45,517
Beverages (1.2%)
2,588,500	Constellation Brands	49,725	*
Capital Markets (5.9%)
402,900	Goldman Sachs Group	68,344	È
818,800	Invesco Ltd.	20,970
531,500	Legg Mason	35,100	È
1,180,000	Merrill Lynch	58,481	È
1,293,500	Morgan Stanley	54,482
		237,377
Construction & Engineering (4.0%)
2,267,000	Chicago Bridge & Iron	105,461
951,732	KBR, Inc.	31,721	*
341,400	Shaw Group	21,979	*
		159,161
Consumer Finance (1.2%)
1,175,500	American Express	49,724
Diversified Financial Services (3.5%)
2,754,800	Citigroup Inc.	65,316	È
2,001,600	Moody's Corp.	76,021	È
		141,337
Electric Utilities (1.8%)
1,078,200	FirstEnergy Corp.	72,875	È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Energy Equipment & Services (5.7%)
1,638,600	Halliburton Co.	$62,758	È
1,371,200	National Oilwell Varco	85,426	*
1,614,200	Noble Corp.	79,338
		227,522
Food Products (1.3%)
2,431,200	ConAgra, Inc.	53,729	È
Health Care Providers & Services (4.8%)
1,354,500	Aetna Inc.	67,183	È
1,580,100	UnitedHealth Group	73,443
719,400	WellPoint Inc.	50,416	*
		191,042
Household Durables (2.0%)
146,300	NVR, Inc.	79,101	*
Independent Power Producers & Energy Traders (1.8%)
1,737,500	NRG Energy	71,707	*
Industrial Conglomerates (3.1%)
1,181,300	General Electric	39,148
1,655,400	McDermott International	86,445	*
		125,593
Insurance (7.0%)
1,199,800	American International Group	56,223	È
1,302,900	Assurant, Inc.	81,496
25,100	Berkshire Hathaway Class B	117,330	*È
391,900	Hartford Financial Services Group	27,394	È
		282,443
IT Services (1.8%)
1,392,800	Affiliated Computer Services	70,685	*
Machinery (3.3%)
234,300	Caterpillar Inc.	16,947
1,686,600	Terex Corp.	113,761	*
		130,708

See Notes to Schedule of Investments 88

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Marine (1.5%)
817,500	DryShips Inc.	$61,558	È
Media (1.5%)
1,511,700	McGraw-Hill Cos.	61,874
Metals & Mining (8.8%)
1,227,300	Freeport-McMoRan Copper & Gold	123,785	È
1,184,500	Sterlite Industries (India) ADR	24,697	*È
1,609,900	Teck Cominco Class B	64,332
691,500	United States Steel	74,993	È
863,100	Xstrata PLC	67,331
		355,138
Multiline Retail (4.1%)
1,671,500	J.C. Penney	77,240
2,772,500	Macy's Inc.	68,425	È
1,138,137	Saks Inc.	17,710	*È
		163,375
Oil, Gas & Consumable Fuels (16.9%)
1,227,900	Canadian Natural Resources	91,896
1,931,960	Denbury Resources	61,610	*
538,400	EOG Resources	64,064	È
452,100	Exxon Mobil	39,337	È
489,900	Frontline Ltd.	22,345	È
669,700	Peabody Energy	37,918	È
914,600	Petroleo Brasileiro ADR	107,319	È
1,103,010	Ship Finance International	28,502	È
770,900	Southwestern Energy	50,286	*È
775,000	Suncor Energy	79,980	È
2,373,750	Talisman Energy	40,235
907,407	XTO Energy	55,996	È
		679,488
Personal Products (1.8%)
2,515,100	NBTY, Inc.	71,831	*
Pharmaceuticals (2.3%)
514,400	Schering-Plough	11,163
1,362,100	Shire PLC ADR	79,601
		90,764
Semiconductors & Semiconductor Equipment (2.0%)
1,245,200	International Rectifier	28,353	*
1,698,000	Texas Instruments	50,872	È
		79,225

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Software (5.8%)
1,485,073	Check Point Software Technologies	$32,553	*
2,190,800	Microsoft Corp.	59,634
2,270,000	Oracle Corp.	42,676	*È
1,686,068	Symantec Corp.	28,393	*È
2,672,407	Take-Two Interactive Software	70,819	*
		234,075
Specialty Retail (1.8%)
1,255,775	Best Buy	54,011	È
593,400	TJX Cos.	18,989	È
		73,000
Wireless Telecommunication Services (1.3%)
715,000	China Mobile ADR	53,353	È
	Total Common Stock (Cost $3,148,456)	3,979,198
Short-Term Investments (15.7%)
41,937,037	Neuberger Berman Prime Money Fund Trust Class	41,937	@
591,653,560	Neuberger Berman Securities Lending Quality Fund, LLC	591,654	‡
	Total Short-Term Investments (Cost $633,591)	633,591	#
	Total Investments (114.7%) (Cost $3,782,047)	4,612,789	##
	Liabilities, less cash, receivables and other assets [(14.7%)]	(591,633)
	Total Net Assets (100.0%)	$4,021,156

See Notes to Schedule of Investments 89

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Public Storage	7.0
2	Equity Residential	5.5
3	Ventas, Inc.	4.8
4	Simon Property Group	4.5
5	Annaly Capital Management	4.3
	Holding	%
6	AvalonBay Communities	4.1
7	Taubman Centers	4.0
8	Brookfield Asset Management Class A	4.0
9	Kimco Realty	3.9
10	Vornado Realty Trust	3.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (98.2%)
Apartments (20.1%)
23,700	AvalonBay Communities	$2,191	È
29,700	BRE Properties	1,279	È
36,522	Camden Property Trust	1,734	È
76,800	Equity Residential	2,932	È
11,000	Essex Property Trust	1,155	È
17,100	Home Properties	787
28,800	UDR, Inc.	644	È
		10,722
Commercial Banks (0.6%)
28,700	Crystal River Capital	307	È
Community Centers (7.2%)
31,800	Acadia Realty Trust	729
16,800	Developers Diversified Realty	648
26,000	Equity One	556	È
27,000	Federal Realty Investment Trust	1,935	È
		3,868
Diversified (5.6%)
80,520	Great Lakes Dredge & Dock	492
14,400	Macquarie Infrastructure	483
24,500	Vornado Realty Trust	2,047
		3,022
Health Care (5.2%)
8,900	Nationwide Health Properties	270
60,700	Ventas, Inc.	2,539	È
		2,809
Hotels, Restaurants & Leisure (1.1%)
16,800	Marriott International	573
Household Durables (2.6%)
25,200	D.R. Horton	353
22,500	Lennar Corp. Class A	419
3,200	M/I Homes	53
28,600	Pulte Homes	387
7,500	Toll Brothers	159	*
		1,371

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Industrial (5.4%)
21,400	AMB Property	$1,074
34,100	ProLogis	1,837
		2,911
Lodging (2.7%)
65,800	Host Hotels & Resorts	1,065	È
7,500	Starwood Hotels & Resorts Worldwide	355
		1,420
Metals & Mining (0.1%)
2,878	Brookfield Infrastructure Partners LP	54	È
Office (17.2%)
22,150	Alexandria Real Estate Equities	2,034	È
19,100	Boston Properties	1,646
71,950	Brookfield Asset Management Class A	2,133	È
66,750	Brookfield Properties	1,244	È
25,370	Corporate Office Properties Trust	777
14,900	SL Green Realty	1,364
		9,198
Office—Industrial (3.1%)
45,800	Digital Realty Trust	1,644	È
Real Estate Investment Trust (4.3%)
110,700	Annaly Capital Management	2,290
Regional Malls (14.9%)
17,100	General Growth Properties	604	È
62,400	Kimco Realty	2,107	È
10,500	Macerich Co.	672
28,600	Simon Property Group	2,397
44,400	Taubman Centers	2,164	È
		7,944
Self Storage (7.0%)
45,700	Public Storage	3,718

See Notes to Schedule of Investments 90

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Specialty (1.1%)
22,700	Corrections Corporation of America	$610	*
	Total Common Stock (Cost $59,039)	52,461
Short-Term Investments (26.3%)
1,272,494	Neuberger Berman Prime Money Fund Trust Class	1,272	@
12,785,038	Neuberger Berman Securities Lending Quality Fund, LLC	12,785	‡
	Total Short-Term Investments (Cost $14,057)	14,057	#
	Total Investments (124.5%) (Cost $73,096)	66,518	##
	Liabilities, less cash, receivables and other assets [(24.5%)]	(13,074)
	Total Net Assets (100.0%)	$53,444

See Notes to Schedule of Investments 91

Schedule of Investments Regency Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Freeport-McMoRan Copper & Gold	3.5
2	Terex Corp.	2.7
3	Canadian Natural Resources	2.6
4	Chicago Bridge & Iron	2.4
5	Assurant, Inc.	2.3
	Holding	%
6	Noble Corp.	2.2
7	Take-Two Interactive Software	2.1
8	Affiliated Computer Services	2.0
9	FirstEnergy Corp.	1.9
10	United States Steel	1.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (99.7%)
Aerospace & Defense (3.8%)
29,100	Embraer-Empresa Brasileira de Aeronautica ADR	$1,290	È
13,900	L-3 Communications Holdings	1,477
78,900	Spirit Aerosystems Holdings Class A	2,132	*È
		4,899
Auto Components (1.1%)
32,700	WABCO Holdings	1,366
Automobiles (0.9%)
32,900	Harley-Davidson	1,223
Beverages (1.5%)
100,600	Constellation Brands	1,933	*
Capital Markets (7.3%)
28,800	Bear Stearns	2,300	È
73,600	Invesco Ltd.	1,885
110,900	Jefferies Group	1,968	È
19,400	Legg Mason	1,281
45,600	Morgan Stanley	1,921
		9,355
Commercial Banks (2.1%)
80,600	Colonial BancGroup	973
37,000	Zions Bancorp	1,767	È
		2,740
Communications Equipment (0.8%)
189,800	Arris Group	1,091	*
Construction & Engineering (2.6%)
65,600	Chicago Bridge & Iron	3,052
4,500	Shaw Group	289	*
		3,341

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Electric Utilities (5.7%)
69,400	DPL Inc.	$1,771
11,400	Entergy Corp.	1,171
37,100	FirstEnergy Corp.	2,508
41,700	PPL Corp.	1,892
		7,342
Electronic Equipment & Instruments (2.5%)
62,500	Avnet, Inc.	2,107	*
74,600	Ingram Micro	1,139	*
		3,246
Energy Equipment & Services (5.2%)
38,500	National Oilwell Varco	2,399	*
57,200	Noble Corp.	2,811
25,300	Oceaneering International	1,518	*È
		6,728
Food Products (2.8%)
89,200	ConAgra, Inc.	1,971
61,000	Smithfield Foods	1,681	*
		3,652
Health Care Equipment & Supplies (1.2%)
36,000	Covidien Ltd.	1,540
Health Care Providers & Services (3.5%)
35,900	Aetna Inc.	1,781
30,100	CIGNA Corp.	1,342
25,700	Coventry Health Care	1,333	*È
		4,456
Hotels, Restaurants & Leisure (1.1%)
45,800	Darden Restaurants	1,412
Household Durables (3.4%)
92,500	D.R. Horton	1,298	È
3,700	NVR, Inc.	2,001	*
12,400	Whirlpool Corp.	1,046	È
		4,345

See Notes to Schedule of Investments 92

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Independent Power Producers & Energy Traders (4.7%)
26,800	Constellation Energy Group	$2,368
145,800	Dynegy Inc.	1,079	*
7,700	Mirant Corp.	285	*
56,100	NRG Energy	2,315	*
		6,047
Industrial Conglomerates (1.9%)
47,100	McDermott International	2,460	*
Insurance (3.9%)
46,700	Assurant, Inc.	2,921
1,100	Endurance Specialty Holdings	43	È
40,800	StanCorp Financial Group	2,003
		4,967
IT Services (2.0%)
50,200	Affiliated Computer Services	2,548	*
Machinery (4.1%)
22,000	Eaton Corp.	1,774
2,150	Joy Global	143
50,800	Terex Corp.	3,426	*
		5,343
Marine (1.2%)
59,900	Eagle Bulk Shipping	1,595	È
Media (1.6%)
49,900	McGraw-Hill Cos.	2,042
Metals & Mining (9.3%)
8,100	Cleveland-Cliffs	968
45,200	Freeport-McMoRan Copper & Gold	4,559
69,400	Sterlite Industries (India) ADR	1,447	*
62,000	Teck Cominco Class B	2,477
23,000	United States Steel	2,494
		11,945
Multiline Retail (3.2%)
46,400	J.C. Penney	2,144
81,200	Macy's Inc.	2,004
1,900	Saks Inc.	30	*
		4,178
Oil, Gas & Consumable Fuels (8.5%)
45,100	Canadian Natural Resources	3,375
67,700	Denbury Resources	2,159	*
10,849	Ship Finance International	280
21,300	Southwestern Energy	1,389	*
95,380	Talisman Energy	1,617
9,000	Whiting Petroleum	551	*
26,377	XTO Energy	1,628
		10,999

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Personal Products (1.9%)
83,900	NBTY, Inc.	$2,396	*
Pharmaceuticals (3.4%)
72,700	Endo Pharmaceuticals Holdings	1,909	*
42,000	Shire PLC ADR	2,455	È
		4,364
Real Estate Investment Trusts (3.7%)
106,100	Annaly Capital Management	2,195
36,400	Developers Diversified Realty	1,404
12,800	Ventas, Inc.	535
7,100	Vornado Realty Trust	593
		4,727
Semiconductors & Semiconductor Equipment (1.1%)
62,800	International Rectifier	1,430	*
Software (3.1%)
57,900	Check Point Software Technologies	1,269	*
100,900	Take-Two Interactive Software	2,674	*
		3,943
Specialty Retail (0.6%)
10,200	Abercrombie & Fitch	791	È
	Total Common Stock (Cost $116,800)	128,444
Short-Term Investments (10.3%)
1,364,944	Neuberger Berman Prime Money Fund Trust Class	1,365	@
11,983,261	Neuberger Berman Securities Lending Quality Fund, LLC	11,983	‡
	Total Short-Term Investments (Cost $13,348)	13,348	#
	Total Investments (110.0%) (Cost $130,148)	141,792	##
	Liabilities, less cash, receivables and other assets [(10.0%)]	(12,926)
	Total Net Assets (100.0%)	$128,866

See Notes to Schedule of Investments 93

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Suncor Energy	6.4
2	American Tower	6.1
3	Crown Castle International	4.9
4	Brookfield Asset Management Class A	4.6
5	Freeport-McMoran Copper & Gold	4.5
	Holding	%
6	Exelon Corp.	3.9
7	Expeditors International	3.9
8	Altria Group	3.8
9	FPL Group	3.8
10	Invesco Ltd.	3.7

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (89.8%)
Air Freight & Logistics (3.9%)
2,253	Expeditors International	$89
Capital Markets (5.0%)
247	BlackRock, Inc.	48
396	Goldman Sachs Group	67
		115
Chemicals (9.0%)
1,473	Ecolab Inc.	69
600	Monsanto Co.	69
836	Praxair, Inc.	67
		205
Diversified Financial Services (6.3%)
3,308	Invesco Ltd.	84
1,446	J.P. Morgan Chase	59
		143
Electric Utilities (7.7%)
1,206	Exelon Corp.	90
1,430	FPL Group	86
		176
Health Care Equipment & Supplies (2.3%)
358	Alcon, Inc.	52
Household Products (2.9%)
1,024	Procter & Gamble	68
IT Services (3.0%)
3,277	Western Union	68
Metals & Mining (4.5%)
1,019	Freeport-McMoran Copper & Gold	103
Multi-Utilities (3.0%)
1,286	Sempra Energy	68

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Oil, Gas & Consumable Fuels (16.5%)
1,915	Enbridge Inc.	$79
697	Petroleo Brasileiro ADR	82
1,429	Suncor Energy	147
1,122	XTO Energy	69
		377
Real Estate Management & Development (4.6%)
3,529	Brookfield Asset Management Class A	105
Software (6.3%)
1,985	Adobe Systems	67	*
2,502	Autodesk, Inc.	78	*
		145
Tobacco (3.8%)
1,199	Altria Group	88
Wireless Telecommunication Services (11.0%)
3,634	American Tower	140	*
3,136	Crown Castle International	112	*
		252
	Total Common Stock (Cost $2,229)	2,054
Short-Term Investments (14.1%)
323,534	Neuberger Berman Prime Money Fund Trust Class (Cost $324)	324	#@
	Total Investments (103.9%) (Cost $2,553)	2,378	##
	Liabilities, less cash, receivables and other assets [(3.9%)]	(90)
	Total Net Assets (100.0%)	$2,288

See Notes to Schedule of Investments 94

Schedule of Investments Small and Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
	Holding	%
1	Precision Castparts	3.3
2	Orient-Express Hotel	3.2
3	HEICO Corp.	3.1
4	Arena Resources	3.1
5	SBA Communications	2.9
	Holding	%
6	Wright Medical Group	2.8
7	CAE, Inc.	2.8
8	Chattem, Inc.	2.7
9	Activision, Inc.	2.5
10	Denbury Resources	2.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (94.2%)
Aerospace & Defense (10.8%)
6,500	AerCap Holdings NV	$130	*
18,000	CAE, Inc.	226
5,700	HEICO Corp.	250
2,400	Precision Castparts	265
		871
Air Freight & Logistics (1.9%)
3,000	C.H. Robinson Worldwide	152
Beverages (1.5%)
3,000	Hansen Natural	124	*
Biotechnology (1.4%)
1,300	United Therapeutics	109	*
Capital Markets (2.9%)
1,500	GFI Group	115	*
3,000	Lazard Ltd.	114
		229
Chemicals (2.3%)
11,300	Calgon Carbon	185	*
Commercial Services & Supplies (5.9%)
4,200	Cornell Companies	87	*
1,600	FTI Consulting	102	*
3,200	GeoEye Inc.	97	*
3,000	IHS Inc.	185	*
		471
Diversified Consumer Services (4.3%)
2,900	American Public Education	96	*
1,800	Capella Education	95	*
1,000	Strayer Education	156
		347
Diversified Financial Services (2.0%)
1,250	IntercontinentalExchange Inc.	163	*

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Electronic Equipment & Instruments (3.4%)
2,500	Dolby Laboratories	$111	*
6,000	Trimble Navigation	164	*
		275
Food & Staples Retailing (2.2%)
3,500	Shoppers Drug Mart	179
Health Care Equipment & Supplies (8.3%)
1,500	C.R. Bard	142
2,600	Hologic, Inc.	157	*
500	Intuitive Surgical	141	*
8,700	Wright Medical Group	229	*
		669
Health Care Technology (1.1%)
2,000	Cerner Corp.	87	*
Hotels, Restaurants & Leisure (6.4%)
2,400	Bally Technologies	91	*
4,700	Orient-Express Hotel	255
4,450	WMS Industries	169	*
		515
Internet Software & Services (1.4%)
4,700	Vocus, Inc.	115	*
IT Services (3.5%)
2,000	Alliance Data Systems	101	*
6,000	Cognizant Technology Solutions	182	*
		283
Life Science Tools & Services (2.0%)
2,400	ICON PLC	159	*
Machinery (1.9%)
3,400	Axsys Technologies	150	*
Marine (1.7%)
3,100	Kirby Corp.	140	*

See Notes to Schedule of Investments 95

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Media (1.4%)
2,200	Focus Media Holding ADR	$111	*
Oil, Gas & Consumable Fuels (8.7%)
6,100	Arena Resources	247	*
7,000	Concho Resources	163	*
6,000	Denbury Resources	191	*
1,500	Southwestern Energy	98	*
		699
Personal Products (2.7%)
2,750	Chattem, Inc.	214	*
Semiconductors & Semiconductor Equipment (3.1%)
3,800	Atheros Communications	92	*
4,550	Varian Semiconductor Equipment	154	*
		246
Software (6.9%)
7,500	Activision, Inc.	204	*
3,000	Citrix Systems	99	*
4,900	Concur Technologies	143	*
4,000	Ultimate Software Group	109	*
		555
Specialty Retail (3.6%)
4,400	GameStop Corp. Class A	186	*
3,500	Urban Outfitters	101	*
		287
Wireless Telecommunication Services (2.9%)
7,500	SBA Communications	233	*
	Total Common Stock (Cost $7,425)	7,568
Short-Term Investments (5.2%)
421,412	Neuberger Berman Prime Money Fund Trust Class (Cost $421)	421	#@
	Total Investments (99.4%) (Cost $7,846)	7,989	##
	Cash, receivables and other assets, less liabilities (0.6%)	46
	Total Net Assets (100.0%)	$8,035

See Notes to Schedule of Investments 96

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	HEICO Corp.	3.1
2	Orient-Express Hotel	3.1
3	Arena Resources	3.0
4	SBA Communications	2.8
5	CAE, Inc.	2.6
	Holding	%
6	Wright Medical Group	2.6
7	Calgon Carbon	2.3
8	Concho Resources	2.0
9	Bucyrus International	2.0
10	Nuance Communications	1.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (98.4%)
Aerospace & Defense (7.1%)
352,000	CAE, Inc.	$4,425
121,700	HEICO Corp.	5,330	È
84,400	Stanley Inc.	2,337	*È
		12,092
Air Freight & Logistics (0.9%)
51,600	Hub Group Class A	1,547	*
Biotechnology (2.5%)
57,300	Martek Biosciences	1,642	*È
30,600	United Therapeutics	2,576	*
		4,218
Capital Markets (4.1%)
23,800	Affiliated Managers Group	2,293	*
33,400	GFI Group	2,557	*È
71,900	Waddell & Reed Financial	2,253	È
		7,103
Chemicals (4.9%)
239,800	Calgon Carbon	3,918	*È
30,000	OM Group	1,816	*
57,300	Terra Industries	2,591	*
		8,325
Commercial Services & Supplies (4.7%)
76,400	Cornell Companies	1,590	*È
32,400	FTI Consulting	2,057	*
107,000	Geo Group	2,856	*È
48,800	GeoEye Inc.	1,474	*
		7,977
Consumer Finance (0.9%)
136,300	EZCORP, Inc.	1,599	*
Distributor (1.2%)
97,600	LKQ Corp.	2,073	*È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Diversified Consumer Services (3.9%)
52,400	American Public Education	$1,746	*
38,400	Capella Education	2,024	*
18,200	Strayer Education	2,834
		6,604
Electrical Equipment (1.3%)
93,500	EnerSys	2,150	*È
Electronic Equipment & Instruments (1.4%)
83,600	FLIR Systems	2,379	*È
Food Products (2.9%)
154,000	Chiquita Brands International	3,152	*È
114,500	Diamond Foods	1,878
		5,030
Health Care Equipment & Supplies (4.6%)
93,700	Natus Medical	1,779	*
97,300	Symmetry Medical	1,732	*
166,600	Wright Medical Group	4,385	*
		7,896
Health Care Providers & Services (2.1%)
66,100	Bio-Reference Laboratories	1,828	*
66,000	HealthExtras, Inc.	1,818	*
		3,646
Hotels, Restaurants & Leisure (5.6%)
49,200	Bally Technologies	1,865	*
97,700	Orient-Express Hotel	5,292
64,250	WMS Industries	2,440	*È
		9,597
Insurance (1.7%)
54,500	ProAssurance Corp.	2,898	*
Internet Software & Services (4.1%)
53,500	Bankrate, Inc.	2,261	*È
100,200	Omniture, Inc.	2,303	*È
102,000	Vocus, Inc.	2,505	*È
		7,069

See Notes to Schedule of Investments 97

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Life Science Tools & Services (4.9%)
43,500	ICON PLC	$2,875	*
40,100	Illumina, Inc.	2,904	*È
38,400	Techne Corp.	2,626	*
		8,405
Machinery (6.4%)
73,100	Axsys Technologies	3,216	*
34,000	Bucyrus International	3,396	È
27,000	Lindsay Corp.	2,123	È
31,700	Middleby Corp.	2,156	*
		10,891
Marine (1.9%)
72,100	Kirby Corp.	3,250	*
Oil, Gas & Consumable Fuels (9.0%)
51,800	Alpha Natural Resources	2,100	*
125,400	Arena Resources	5,076	*È
53,300	Carrizo Oil & Gas	3,078	*È
147,100	Concho Resources	3,427	*
131,000	TXCO Resources	1,824	*
		15,505
Road & Rail (1.4%)
88,400	Old Dominion Freight Line	2,409	*
Semiconductors & Semiconductor Equipment (2.9%)
74,500	Atheros Communications	1,812	*
94,100	Varian Semiconductor Equipment	3,179	*
		4,991
Software (8.9%)
69,900	ANSYS, Inc.	2,612	*
101,000	Concur Technologies	2,953	*È
135,400	Informatica Corp.	2,364	*È
200,200	Nuance Communications	3,293	*È
89,000	Solera Holdings	2,112	*
73,200	Ultimate Software Group	1,996	*È
		15,330
Specialty Retail (5.1%)
59,700	GameStop Corp. Class A	2,529	*
52,700	Gymboree Corp.	2,086	*È
71,000	Tractor Supply	2,658	*
51,500	Tween Brands	1,525	*È
		8,798

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Transportation Infrastructure (1.2%)
38,600	Grupo Aeroportuario del Sureste	$2,004	È
Wireless Telecommunication Services (2.8%)
156,300	SBA Communications	4,853	*
	Total Common Stock (Cost $163,748)	168,639
Short-Term Investments (26.3%)
447,658	Neuberger Berman Prime Money Fund Trust Class	448	@
44,720,067	Neuberger Berman Securities Lending Quality Fund, LLC	44,720	‡
	Total Short-Term Investments (Cost $45,168)	45,168	#
	Total Investments (124.7%) (Cost $208,916)	213,807	##
	Liabilities, less cash, receivables and other assets [(24.7%)]	(42,347)
	Total Net Assets (100.0%)	$171,460

See Notes to Schedule of Investments 98

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Comcast Corp. Class A Special	4.8
2	E.W. Scripps	4.5
3	Danaher Corp.	4.2
4	Altera Corp.	3.9
5	Anixter International	3.9
	Holding	%
6	Willis Group Holdings	3.5
7	National Instruments	3.4
8	Bank of New York Mellon	3.4
9	UnitedHealth Group	3.3
10	Canadian National Railway	3.2

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stock (97.9%)
Auto Components (1.7%)
463,450	BorgWarner, Inc.	$19,979
Automobiles (2.1%)
228,050	Toyota Motor ADR	24,755
Biotechnology (2.5%)
325,500	Genzyme Corp.	23,084	*È
593,950	Medarex, Inc.	5,524	*È
		28,608
Capital Markets (8.5%)
887,992	Bank of New York Mellon	38,956
1,356,464	Charles Schwab	26,600
211,900	Merrill Lynch	10,502
276,075	State Street	21,686
		97,744
Commercial Services & Supplies (3.1%)
641,475	Manpower Inc.	36,372
Consumer Finance (2.9%)
786,425	American Express	33,266
Electronic Equipment & Instruments (7.3%)
688,800	Anixter International	45,041	*È
1,534,011	National Instruments	39,669
		84,710
Energy Equipment & Services (2.5%)
458,800	Smith International	28,918
Health Care Providers & Services (3.3%)
826,775	UnitedHealth Group	38,429
Industrial Conglomerates (3.0%)
439,275	3M Co.	34,439

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Insurance (5.6%)
1,309,550	Progressive Corp.	$24,004
1,241,150	Willis Group Holdings	40,772
		64,776
IT Services (2.0%)
1,088,525	Euronet Worldwide	23,512	*È
Life Science Tools & Services (1.8%)
289,150	Millipore Corp.	20,212	*
Machinery (4.3%)
662,675	Danaher Corp.	49,137
Media (12.4%)
2,855,575	Comcast Corp. Class A Special	55,255	*
1,259,275	E.W. Scripps	52,600
572,777	Liberty Global Class A	21,536	*
399,361	Liberty Global Class C	14,006	*
		143,397
Multi-Utilities (3.5%)
2,120,413	National Grid	30,746
131,343	National Grid ADR	9,535
		40,281
Multiline Retail (2.0%)
445,625	Target Corp.	23,444
Oil, Gas & Consumable Fuels (8.9%)
1,505,200	BG Group PLC	35,479
348,525	BP PLC ADR	22,609	È
184,519	Cimarex Energy	9,724
641,650	Newfield Exploration	35,535	*
		103,347
Pharmaceuticals (4.9%)
624,200	Novartis AG ADR	30,679	È
374,000	Novo Nordisk A/S Class B	25,585	È
		56,264

See Notes to Schedule of Investments 99

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Real Estate Investment Trusts (3.1%)
330,500	General Growth Properties	$11,670
763,400	Weingarten Realty Investors	24,513	È
		36,183
Road & Rail (3.2%)
701,675	Canadian National Railway	37,034
Semiconductors & Semiconductor Equipment (6.8%)
2,665,875	Altera Corp.	45,613
1,100,750	Texas Instruments	32,979
		78,592
Software (2.5%)
1,104,775	Intuit Inc.	29,343	*
	Total Common Stock (Cost $1,048,056)	1,132,742
Short-Term Investments (9.9%)
114,694,461	Neuberger Berman Securities Lending Quality Fund, LLC (Cost $114,694)	114,694	#‡
PRINCIPAL AMOUNT
Repurchase Agreements (2.6%)
$30,505,000	Repurchase Agreement with Fixed Income Clearing Corp., 2.66%, due 3/3/08, dated 2/29/08, Maturity Value $30,511,762, Collateralized by $31,421,100, Freddie Mac, 4.15%, due 1/29/13 (Collateral Value $31,527,634) (Cost $30,505)	30,505	#
Certificates of Deposit (0.0%)
100,000	Carver Federal Savings, 4.75%, due 3/27/08	100
100,000	Self Help Credit Union, 2.63%, due 5/16/08	100
100,000	Shorebank Chicago, 3.55%, due 4/28/08	100
100,000	Shorebank Pacific, 3.98%, due 5/2/08	100
	Total Certificates of Deposit (Cost $400)	400	#
	Total Investments (110.4%) (Cost $1,193,655)	1,278,341	##
	Liabilities, less cash, receivables and other assets [(10.4%)]	(120,835)
	Total Net Assets (100.0%)	$1,157,506

See Notes to Schedule of Investments 100

Notes to Schedule of Investments (Unaudited)

†  Investments in equity securities by each fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price o f the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchan ge rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Ho wever, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At February 29, 2008, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Century Fund	$10,867	$549	$450	$99
Fasciano Fund	323,115	84,715	23,159	61,556
Focus Fund	902,550	164,684	30,317	134,367
Genesis Fund	7,459,182	3,975,885	381,329	3,594,556
Global Real Estate Fund	9,789	113	1,331	(1,218)
Guardian Fund	1,328,412	300,186	59,431	240,755
International Fund	1,074,861	193,252	102,765	90,487
International Institutional Fund	490,086	63,892	50,406	13,486
International Large Cap Fund	262,976	15,520	25,556	(10,036)
Large Cap Disciplined Growth Fund	2,422	20	234	(214)
Mid Cap Growth Fund	455,319	100,223	15,529	84,694

See Notes to Financial Statements 101

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Partners Fund	$3,783,368	$1,049,432	$220,011	$829,421
Real Estate Fund	74,914	889	9,285	(8,396)
Regency Fund	130,432	21,934	10,574	11,360
Select Equities Fund	2,553	20	195	(175)
Small and Mid Cap Growth Fund	7,858	567	436	131
Small Cap Growth Fund	209,364	9,321	4,878	4,443
Socially Responsive Fund	1,193,937	139,377	54,973	84,404

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Note F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

^^  Security was acquired through a spin-off and had not begun trading as of February 29, 2008.

See Notes to Financial Statements 102

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	Century Fund	Fasciano Fund	Focus Fund	Genesis Fund	Global Real Estate Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$10,388	$302,911	$874,927	$5,135,539	$8,372
Affiliated issuers	578	81,760	161,990	5,918,199	199
	10,966	384,671	1,036,917	11,053,738	8,571
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	5
Receivable from custodian	—	—	—	—	—
Dividends and interest receivable	21	187	1,798	7,441	24
Receivable for securities sold	—	—	7,710	5,628	—
Receivable for Fund shares sold	—	179	153	176,805	—
Receivable from administrator—net (Note B)	34	—	—	—	75
Receivable for securities lending income (Note A)	—	180	515	—	—
Prepaid expenses and other assets	—	1	9	—	—
Total Assets	11,021	385,218	1,047,102	11,243,612	8,675
Liabilities
Due to custodian	—	—	—	90	—
Payable for collateral on securities loaned (Note A)	—	71,186	124,268	—	—
Payable for securities purchased	48	—	4,744	42,655	—
Payable for Fund shares redeemed	—	6,902	437	167,176	—
Payable to investment manager—net (Notes A & B)	5	217	376	5,674	5
Payable to administrator—net (Note B)	—	42	207	2,562	—
Payable for securities lending fees (Note A)	—	138	481	—	—
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	33	334	229	674	61
Total Liabilities	86	78,819	130,742	218,831	66
Net Assets at value	$10,935	$306,399	$916,360	$11,024,781	$8,609
Net Assets consist of:
Paid-in capital	$42,960	$247,228	$724,695	$7,065,984	$10,452
Undistributed net investment income (loss)	(4)	(1,007)	1,553	—	—
Distributions in excess of net investment income	—	—	—	(34,669)	(121)
Accumulated net realized gains (losses) on investments	(32,243)	(1,670)	55,225	396,566	(531)
Net unrealized appreciation (depreciation) in value of investments	222	61,848	134,887	3,596,900	(1,191)
Net Assets at value	$10,935	$306,399	$916,360	$11,024,781	$8,609
Net Assets
Investor Class	$10,935	$288,190	$842,710	$1,987,901	$—
Trust Class	—	—	54,679	4,375,422	4,419
Advisor Class	—	18,209	18,971	524,147	—
Institutional Class	—	—	—	4,137,311	4,190
Class A	—	—	—	—	—
Class C	—	—	—	—	—

See Notes to Financial Statements 104

	Guardian Fund	International Fund	International Institutional Fund	International Large Cap Fund	Large Cap Disciplined Growth Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,413,095	$968,193	$405,396	$218,103	$2,090
Affiliated issuers	156,072	197,155	98,176	34,837	118
	1,569,167	1,165,348	503,572	252,940	2,208
Cash	—	—	—	—	—
Foreign currency	—	27,873	4,497	—	—
Receivable from custodian	3	224	28	11	—
Dividends and interest receivable	2,083	2,955	966	517	4
Receivable for securities sold	—	44,162	4,959	710	—
Receivable for Fund shares sold	458	513	24	33	—
Receivable from administrator—net (Note B)	—	—	77	18	93
Receivable for securities lending income (Note A)	357	359	166	72	—
Prepaid expenses and other assets	62	—	—	—	—
Total Assets	1,572,130	1,241,434	514,289	254,301	2,305
Liabilities
Due to custodian	1,286	—	—	20	—
Payable for collateral on securities loaned (Note A)	134,246	138,860	40,157	23,922	—
Payable for securities purchased	12,730	3,616	1,304	38	—
Payable for Fund shares redeemed	583	3,272	134	—	—
Payable to investment manager—net (Notes A & B)	567	697	312	97	1
Payable to administrator—net (Note B)	319	292	—	—	—
Payable for securities lending fees (Note A)	334	240	115	54	—
Payable for organization costs	—	—	—	—	7
Accrued expenses and other payables	318	372	115	54	38
Total Liabilities	150,383	147,349	42,137	24,185	46
Net Assets at value	$1,421,747	$1,094,085	$472,152	$230,116	$2,259
Net Assets consist of:
Paid-in capital	$1,110,072	$1,019,179	$483,537	$245,512	$2,500
Undistributed net investment income (loss)	—	—	—	—	4
Distributions in excess of net investment income	(241)	(9,877)	(5,264)	(746)	—
Accumulated net realized gains (losses) on investments	71,056	(11,930)	(22,005)	(5,556)	(36)
Net unrealized appreciation (depreciation) in value of investments	240,860	96,713	15,884	(9,094)	(209)
Net Assets at value	$1,421,747	$1,094,085	$472,152	$230,116	$2,259
Net Assets
Investor Class	$1,313,647	$505,873	$—	$—	$—
Trust Class	107,256	588,212	—	57,165	—
Advisor Class	844	—	—	—	—
Institutional Class	—	—	472,152	172,759	2,079
Class A	—	—	—	96	90
Class C	—	—	—	96	90

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	Century Fund	Fasciano Fund	Focus Fund	Genesis Fund	Global Real Estate Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,484	8,255	33,590	60,049	—
Trust Class	—	—	2,966	92,143	540
Advisor Class	—	1,977	1,479	18,900	—
Institutional Class	—	—	—	90,993	511
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$7.37	$34.91	$25.09	$33.10	$—
Trust Class	—	—	18.43	47.49	8.19
Advisor Class	—	9.21	12.83	27.73	—
Institutional Class	—	—	—	45.47	8.19
Net Asset Value and redemption price per share
Class A	$—	$—	$—	$—	$—
Offering Price per share
Class A‡	$—	$—	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$—	$—	$—	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$69,670	$121,713	$—	$—
*Cost of Investments:
Unaffiliated issuers	$10,166	$241,063	$740,040	$2,975,303	$9,563
Affiliated issuers	578	81,760	161,990	4,481,534	199
Total cost of investments	$10,744	$322,823	$902,030	$7,456,837	$9,762
Total cost of foreign currency	$—	$—	$—	$—	$5

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 106

	Guardian Fund	International Fund	International Institutional Fund	International Large Cap Fund	Large Cap Disciplined Growth Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	78,837	25,966	—	—	—
Trust Class	8,191	27,397	—	5,275	—
Advisor Class	57	—	—	—	—
Institutional Class	—	—	43,667	15,921	230
Class A	—	—	—	9	10
Class C	—	—	—	9	10
Net Asset Value, offering and redemption price per share
Investor Class	$16.66	$19.48	$—	$—	$—
Trust Class	13.09	21.47	—	10.84	—
Advisor Class	14.77	—	—	—	—
Institutional Class	—	—	10.81	10.85	9.04
Net Asset Value and redemption price per share
Class A	$—	$—	$—	$10.84	$9.03
Offering Price per share
Class A‡	$—	$—	$—	$11.50	$9.58
Net Asset Value and offering price per share
Class C^	$—	$—	$—	$10.82	$9.02
†Securities on loan, at market value:
Unaffiliated issuers	$131,430	$127,420	$37,689	$22,442	$—
*Cost of Investments:
Unaffiliated issuers	$1,172,212	$871,831	$389,557	$227,209	$2,299
Affiliated issuers	156,072	197,155	98,176	34,837	118
Total cost of investments	$1,328,284	$1,068,986	$487,733	$262,046	$2,417
Total cost of foreign currency	$—	$27,554	$4,480	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	Mid Cap Growth Fund	Partners Fund	Real Estate Fund	Regency Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$412,436	$3,979,198	$52,461	$128,444
Affiliated issuers	127,577	633,591	14,057	13,348
	540,013	4,612,789	66,518	141,792
Cash	—	—	—	—
Foreign currency	12	—	—	—
Receivable from custodian	—	4	—	—
Dividends and interest receivable	160	6,084	90	110
Receivable for securities sold	5,116	14,601	781	1,090
Receivable for Fund shares sold	259	6,860	154	149
Receivable from administrator—net (Note B)	—	—	36	—
Receivable for securities lending income (Note A)	312	1,567	34	48
Prepaid expenses and other assets	4	21	—	—
Total Assets	545,876	4,641,926	67,613	143,189
Liabilities
Due to custodian	—	1	—	—
Payable for collateral on securities loaned (Note A)	97,692	591,654	12,785	11,983
Payable for securities purchased	4,714	20,805	1,240	2,100
Payable for Fund shares redeemed	130	3,974	7	57
Payable to investment manager—net (Notes A & B)	191	1,404	35	56
Payable to administrator—net (Note B)	96	1,172	—	15
Payable for securities lending fees (Note A)	297	1,433	32	45
Payable for organization costs	—	—	—	—
Accrued expenses and other payables	157	327	70	67
Total Liabilities	103,277	620,770	14,169	14,323
Net Assets at value	$442,599	$4,021,156	$53,444	$128,866
Net Assets consist of:
Paid-in capital	$612,562	$3,101,322	$66,559	$112,684
Undistributed net investment income (loss)	(1,162)	2,015	186	—
Distributions in excess of net investment income	—	—	—	(36)
Accumulated net realized gains (losses) on investments	(254,034)	87,077	(6,723)	4,574
Net unrealized appreciation (depreciation) in value of investments	85,233	830,742	(6,578)	11,644
Net Assets at value	$442,599	$4,021,156	$53,444	$128,866
Net Assets
Investor Class	$411,811	$2,233,429	$—	$77,832
Trust Class	11,164	1,059,737	53,444	51,034
Advisor Class	2,343	580,025	—	—
Institutional Class	17,281	147,965	—	—
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements 108

	Select Equities Fund	Small and Mid Cap Growth Fund	Small Cap Growth Fund	Socially Responsive Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,054	$7,568	$168,639	$1,163,647
Affiliated issuers	324	421	45,168	114,694
	2,378	7,989	213,807	1,278,341
Cash	—	—	—	1
Foreign currency	—	—	—	—
Receivable from custodian	—	—	—	2
Dividends and interest receivable	4	2	24	1,889
Receivable for securities sold	77	229	5,089	—
Receivable for Fund shares sold	—	3	2,447	3,611
Receivable from administrator—net (Note B)	97	14	68	—
Receivable for securities lending income (Note A)	—	—	104	317
Prepaid expenses and other assets	—	—	1	—
Total Assets	2,556	8,237	221,540	1,284,161
Liabilities
Due to custodian	—	—	—	1
Payable for collateral on securities loaned (Note A)	—	—	44,720	114,694
Payable for securities purchased	211	171	5,005	10,323
Payable for Fund shares redeemed	—	—	79	447
Payable to investment manager—net (Notes A & B)	1	4	115	465
Payable to administrator—net (Note B)	—	—	—	294
Payable for securities lending fees (Note A)	—	—	98	299
Payable for organization costs	7	—	—	—
Accrued expenses and other payables	49	27	63	132
Total Liabilities	268	202	50,080	126,655
Net Assets at value	$2,288	$8,035	$171,460	$1,157,506
Net Assets consist of:
Paid-in capital	$2,500	$8,237	$281,723	$1,052,046
Undistributed net investment income (loss)	8	(58)	(591)	896
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(45)	(287)	(114,563)	19,878
Net unrealized appreciation (depreciation) in value of investments	(175)	143	4,891	84,686
Net Assets at value	$2,288	$8,035	$171,460	$1,157,506
Net Assets
Investor Class	$—	$—	$135,352	$746,410
Trust Class	—	8,035	25,595	350,940
Advisor Class	—	—	10,513	—
Institutional Class	2,105	—	—	60,156
Class A	92	—	—	—
Class C	91	—	—	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	Mid Cap Growth Fund	Partners Fund	Real Estate Fund	Regency Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	42,795	72,466	—	4,897
Trust Class	760	44,613	5,250	3,681
Advisor Class	155	28,172	—	—
Institutional Class	1,791	4,777	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$9.62	$30.82	$—	$15.89
Trust Class	14.70	23.75	10.18	13.86
Advisor Class	15.16	20.59	—	—
Institutional Class	9.65	30.97	—	—
Net Asset Value and redemption price per share
Class A	$—	$—	$—	$—
Offering Price per share
Class A‡	$—	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$—	$—	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$95,662	$578,804	$12,517	$11,725
*Cost of Investments:
Unaffiliated issuers	$327,204	$3,148,456	$59,039	$116,800
Affiliated issuers	127,577	633,591	14,057	13,348
Total cost of investments	$454,781	$3,782,047	$73,096	$130,148
Total cost of foreign currency	$11	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 110

	Select Equities Fund	Small and Mid Cap Growth Fund	Small Cap Growth Fund	Socially Responsive Fund
	February 29, 2008	February 29, 2008	February 29, 2008	February 29, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	7,691	30,024
Trust Class	—	763	1,324	20,440
Advisor Class	—	—	814	—
Institutional Class	230	—	—	2,419
Class A	10	—	—	—
Class C	10	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$17.60	$24.86
Trust Class	—	10.53	19.33	17.17
Advisor Class	—	—	12.92	—
Institutional Class	9.15	—	—	24.87
Net Asset Value and redemption price per share
Class A	$9.14	$—	$—	$—
Offering Price per share
Class A‡	$9.70	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$9.13	$—	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$—	$43,784	$111,559
*Cost of Investments:
Unaffiliated issuers	$2,229	$7,425	$163,748	$1,078,961
Affiliated issuers	324	421	45,168	114,694
Total cost of investments	$2,553	$7,846	$208,916	$1,193,655
Total cost of foreign currency	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND	FASCIANO FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Period from October 2, 2007 (Commencement of Operations) to February 29, 2008
Investment Income
Income (Note A)
Dividend income—unaffiliated issuers	$67	$1,300	$6,310	$20,065	$119
Dividend income—affiliated issuers (Note F)	—	—	—	18,133	—
Interest income—unaffiliated issuers	—	19	1	121	1
Income from securities loaned—net (Note F)	—	(13)	124	—	—
Income from investments in affiliated issuers (Note F)	10	160	379	12,402	4
Foreign taxes withheld	—	(9)	(174)	(152)	(9)
Total income	$77	$1,457	$6,640	$50,569	$115
Expenses:
Investment management fees (Notes A & B)	29	1,599	2,638	36,817	31
Administration fees (Note B)	3	113	310	3,341	2
Administration fees (Note B)
Investor Class	11	159	948	2,045	—
Trust Class	—	—	113	8,219	7
Advisor Class	—	37	36	936	—
Institutional Class	—	—	—	1,668	2
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Distribution fees (Note B)
Trust Class	—	—	33	—	2
Advisor Class	—	27	27	688	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	18	346	290	671	—
Trust Class	—	—	11	20	8
Advisor Class	—	13	11	13	—
Institutional Class	—	—	—	11	8
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Organization expense (Note A)	—	—	—	—	21
Audit fees	8	27	27	27	28
Custodian fees (Note B)	8	72	122	736	44
Insurance expense	—	8	20	138	1
Legal fees	25	15	15	20	29
Registration and filing fees	26	36	58	182	66
Shareholder reports	10	49	48	826	9
Trustees' fees and expenses	14	15	15	16	7
Miscellaneous	2	13	13	98	1
Total expenses	154	2,529	4,735	56,472	266

See Notes to Financial Statements 112

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Period from December 20, 2007 (Commencement of Operations) to February 29, 2008
Investment Income
Income (Note A)
Dividend income—unaffiliated issuers	$9,063	$10,570	$4,169	$1,557	$5
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	4	26	—	18	1
Income from securities loaned—net (Note F)	92	589	246	50	—
Income from investments in affiliated issuers (Note F)	961	1,018	454	284	2
Foreign taxes withheld	(246)	(575)	(202)	(88)	—
Total income	$9,874	$11,628	$4,667	$1,821	$8
Expenses:
Investment management fees (Notes A & B)	3,764	5,242	2,278	519	2
Administration fees (Note B)	462	394	164	56	1
Administration fees (Note B)
Investor Class	1,418	606	—	—	—
Trust Class	203	1,205	—	99	—
Advisor Class	2	—	—	—	—
Institutional Class	—	—	246	59	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Distribution fees (Note B)
Trust Class	60	—	—	29	—
Advisor Class	1	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	552	227	—	—	—
Trust Class	11	79	—	13	—
Advisor Class	10	—	—	—	—
Institutional Class	—	—	13	1	1
Class A	—	—	—	1	1
Class C	—	—	—	1	1
Organization expense (Note A)	—	—	—	—	29
Audit fees	27	28	28	20	6
Custodian fees (Note B)	166	478	192	101	7
Insurance expense	25	26	9	2	—
Legal fees	13	13	13	12	14
Registration and filing fees	59	49	20	72	84
Shareholder reports	86	250	58	10	6
Trustees' fees and expenses	15	15	15	14	7
Miscellaneous	19	48	17	6	—
Total expenses	6,893	8,660	3,053	1,015	159

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND	FASCIANO FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Period from October 2, 2007 (Commencement of Operations) to February 29, 2008
Expenses reimbursed by administrator (Note B)	(73)	(26)	—	—	(222)
Investment management fees waived (Note A)	—	(3)	(7)	(215)	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	(6)	(45)	(85)	—
Total net expenses	81	2,494	4,683	56,172	44
Net investment income (loss)	$(4)	$(1,037)	$1,957	$(5,603)	$71
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,330	(1,577)	69,678	432,996	(542)
Sales of investment securities of affiliated issuers	—	—	—	77,890	—
Foreign currency	—	—	—	—	11
Net increase from payments by affiliates—securities loaned (Note A)	—	30	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,524)	(48,740)	(127,553)	544,498	(1,191)
Affiliated investment securities	—	—	—	(577,718)	—
Foreign currency	—	—	—	(1)	—
Net gain (loss) on investments	(194)	(50,287)	(57,875)	477,665	(1,722)
Net increase (decrease) in net assets resulting from operations	$(198)	$(51,324)	$(55,918)	$472,062	$(1,651)

See Notes to Financial Statements 114

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Period from December 20, 2007 (Commencement of Operations) to February 29, 2008
Expenses reimbursed by administrator (Note B)	(9)	—	(849)	(67)	(155)
Investment management fees waived (Note A)	(16)	(18)	(8)	(5)	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(44)	(55)	(16)	(10)	—
Total net expenses	6,824	8,587	2,180	933	4
Net investment income (loss)	$3,050	$3,041	$2,487	$888	$4
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	115,126	21,286	(13,693)	(2,653)	(36)
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	(96)	1,103	163	(217)	—
Net increase from payments by affiliates—securities loaned (Note A)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(192,497)	(134,509)	(38,762)	(14,970)	(209)
Affiliated investment securities	—	—	—	—	—
Foreign currency	(45)	360	42	9	—
Net gain (loss) on investments	(77,512)	(111,760)	(52,250)	(17,831)	(245)
Net increase (decrease) in net assets resulting from operations	$(74,462)	$(108,719)	$(49,763)	$(16,943)	$(241)

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008
Investment Income
Income (Note A)
Dividend income—unaffiliated issuers	$650	$22,011	$1,130	$1,004
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	27	17	—	2
Income from securities loaned—net (Note F)	50	546	4	20
Income from investments in affiliated issuers (Note F)	570	854	32	42
Foreign taxes withheld	(6)	(251)	(15)	(17)
Total income	$1,291	$23,177	$1,151	$1,051
Expenses:
Investment management fees (Notes A & B)	1,317	9,349	246	392
Administration fees (Note B)	147	1,254	18	43
Administration fees (Note B):
Investor Class	456	2,305	—	89
Trust Class	24	1,927	105	92
Advisor Class	3	1,024	—	—
Institutional Class	8	62	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Distribution fees (Note B):
Trust Class	—	567	31	27
Advisor Class	3	753	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Shareholder servicing agent fees:
Investor Class	241	628	—	42
Trust Class	11	15	21	24
Advisor Class	10	14	—	—
Institutional Class	4	11	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Organization expense (Note A)	—	—	—	—
Audit fees	8	23	28	8
Custodian fees (Note B)	84	335	29	45
Insurance expense	6	60	2	2
Legal fees	18	16	14	15
Registration and filing fees	87	166	35	48
Shareholder reports	49	276	39	44
Trustees' fees and expenses	14	15	14	14
Miscellaneous	10	49	1	5
Total expenses	2,500	18,849	583	890

See Notes to Financial Statements 116

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Period from December 20, 2007 (Commencement of Operations) to February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008
Investment Income
Income (Note A)
Dividend income—unaffiliated issuers	$7	$9	$89	$6,922
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	1	—	8	848
Income from securities loaned—net (Note F)	—	—	19	63
Income from investments in affiliated issuers (Note F)	4	14	125	—
Foreign taxes withheld	(1)	—	(1)	(190)
Total income	$11	$23	$240	$7,643
Expenses:
Investment management fees (Notes A & B)	3	25	539	2,960
Administration fees (Note B)	1	3	38	353
Administration fees (Note B):
Investor Class	—	—	105	791
Trust Class	—	15	24	620
Advisor Class	—	—	13	—
Institutional Class	—	—	—	10
Class A	—	—	—	—
Class C	—	—	—	—
Distribution fees (Note B):
Trust Class	—	5	7	182
Advisor Class	—	—	10	—
Class A	—	—	—	—
Class C	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	51	238
Trust Class	—	—	10	30
Advisor Class	—	—	10	—
Institutional Class	1	—	—	5
Class A	1	—	—	—
Class C	—	—	—	—
Organization expense (Note A)	25	—	—	—
Audit fees	15	10	8	8
Custodian fees (Note B)	9	7	49	127
Insurance expense	—	—	1	13
Legal fees	14	12	17	13
Registration and filing fees	84	21	106	71
Shareholder reports	6	6	22	176
Trustees' fees and expenses	7	14	14	15
Miscellaneous	—	—	2	22
Total expenses	166	118	1,026	5,634

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008
Expenses reimbursed by administrator (Note B)	(17)	—	(277)	(39)
Investment management fees waived (Note A)	(10)	(15)	(1)	(1)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(20)	(178)	(8)	(12)
Total net expenses	2,453	18,656	297	838
Net investment income (loss)	$(1,162)	$4,521	$854	$213
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	34,774	87,525	(5,926)	4,940
Sales of investment securities of affiliated issuers	—	—	—	—
Foreign currency	1	85	—	—
Net increase from payments by affiliates—securities loaned (Note A)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(76,589)	(95,219)	(2,158)	(10,970)
Affiliated investment securities	—	—	—	—
Foreign currency	1	3	—	—
Net gain (loss) on investments	(41,813)	(7,606)	(8,084)	(6,030)
Net increase (decrease) in net assets resulting from operations	$(42,975)	$(3,085)	$(7,230)	$(5,817)

See Notes to Financial Statements 118

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Period from December 20, 2007 (Commencement of Operations) to February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008	For the Six Months Ended February 29, 2008
Expenses reimbursed by administrator (Note B)	(163)	(67)	(180)	(9)
Investment management fees waived (Note A)	—	—	(2)	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	(1)	(13)	(21)
Total net expenses	3	50	831	5,604
Net investment income (loss)	$8	$(27)	$(591)	$2,039
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(45)	35	(11,135)	33,704
Sales of investment securities of affiliated issuers	—	—	—	—
Foreign currency	—	—	—	(49)
Net increase from payments by affiliates—securities loaned (Note A)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(175)	(1,007)	(7,727)	(99,011)
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	(1)
Net gain (loss) on investments	(220)	(972)	(18,862)	(65,357)
Net increase (decrease) in net assets resulting from operations	$(212)	$(999)	$(19,453)	$(63,318)

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND		FASCIANO FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4)	$(2)	$(1,037)	$(1,928)
Net realized gain (loss) on investments	1,330	846	(1,577)	32,019
Net increase from payments by affiliates—securities loaned	—	—	30	—
Change in net unrealized appreciation (depreciation) of investments	(1,524)	581	(48,740)	24,308
Net increase (decrease) in net assets resulting from operations	(198)	1,425	(51,324)	54,399
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(30,266)	(24,503)
Trust Class	—	—	—	—
Advisor Class	—	—	(1,846)	(1,565)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	—	—	(32,112)	(26,068)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,344	777	18,021	60,395
Trust Class	—	—	—	—
Advisor Class	—	—	3,143	8,229
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	28,483	23,351
Trust Class	—	—	—	—
Advisor Class	—	—	1,590	1,376
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,184)	(2,587)	(85,943)	(188,486)
Trust Class	—	—	—	—
Advisor Class	—	—	(5,582)	(21,047)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements 120

	FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from October 2, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,957	$4,946	$(5,603)	$117,556	$71
Net realized gain (loss) on investments	69,678	200,482	510,886	1,711,625	(531)
Net increase from payments by affiliates—securities loaned	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(127,553)	(79,152)	(33,221)	(126,552)	(1,191)
Net increase (decrease) in net assets resulting from operations	(55,918)	126,276	472,062	1,702,629	(1,651)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,520)	(4,668)	(8,679)	(23,854)	—
Trust Class	(251)	(176)	(6,795)	(64,092)	(96)
Advisor Class	(93)	—	(1,175)	(3,325)	—
Institutional Class	—	—	(16,557)	(40,634)	(96)
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gain on investments:
Investor Class	(170,665)	(149,441)	(311,098)	(136,962)	—
Trust Class	(12,027)	(15,150)	(714,962)	(407,232)	—
Advisor Class	(3,835)	(3,844)	(85,542)	(41,442)	—
Institutional Class	—	—	(580,084)	(189,815)	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(191,391)	(173,279)	(1,724,892)	(907,356)	(192)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	6,211	20,375	138,720	236,595	—
Trust Class	4,271	12,060	468,814	640,495	5,264
Advisor Class	1,403	4,211	80,782	126,695	—
Institutional Class	—	—	967,964	916,730	5,000
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	151,938	136,004	308,158	152,962	—
Trust Class	12,094	15,159	700,426	458,765	96
Advisor Class	3,890	3,794	84,454	43,252	—
Institutional Class	—	—	593,818	225,523	96
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(107,694)	(188,962)	(221,931)	(440,356)	—
Trust Class	(18,207)	(63,698)	(1,283,713)	(2,468,691)	(4)
Advisor Class	(4,429)	(11,793)	(125,157)	(283,532)	—
Institutional Class	—	—	(272,140)	(681,363)	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND		FASCIANO FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	1,160	(1,810)	(40,288)	(116,182)
Net Increase (Decrease) in Net Assets	962	(385)	(123,724)	(87,851)
Net Assets:
Beginning of period	9,973	10,358	430,123	517,974
End of period	$10,935	$9,973	$306,399	$430,123
Undistributed net investment income (loss) at end of period	$(4)	$—	$(1,007)	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements 122

	FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from October 2, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	49,477	(72,850)	1,440,195	(1,072,925)	10,452
Net Increase (Decrease) in Net Assets	(197,832)	(119,853)	187,365	(277,652)	8,609
Net Assets:
Beginning of period	1,114,192	1,234,045	10,837,416	11,115,068	—
End of period	$916,360	$1,114,192	$11,024,781	$10,837,416	$8,609
Undistributed net investment income (loss) at end of period	$1,553	$4,460	$—	$4,140	$—
Distributions in excess of net investment income at end of period	$—	$—	$(34,669)	$—	$(121)

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,050	$10,779	$3,041	$15,936
Net realized gain (loss) on investments	115,030	150,190	22,389	176,439
Net increase from payments by affiliates—securities loaned	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(192,542)	58,243	(134,149)	62,579
Net increase (decrease) in net assets resulting from operations	(74,462)	219,212	(108,719)	254,954
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(9,564)	(5,090)	(19,411)	(8,286)
Trust Class	(768)	(394)	(19,811)	(7,025)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	(161,566)	(95,843)	(80,962)	(67,008)
Trust Class	(13,458)	(10,901)	(94,487)	(74,272)
Advisor Class	(113)	(90)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(185,469)	(112,318)	(214,671)	(156,591)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	51,301	60,665	33,624	69,498
Trust Class	8,150	19,481	68,081	170,007
Advisor Class	141	237	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	160,182	94,427	87,845	65,531
Trust Class	14,004	11,152	105,180	71,436
Advisor Class	102	83	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(99,653)	(227,238)	(155,659)	(411,039)
Trust Class	(17,627)	(78,412)	(236,574)	(341,269)
Advisor Class	(388)	(524)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements 124

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from December 20, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,487	$8,759	$888	$1,625	$4
Net realized gain (loss) on investments	(13,530)	74,414	(2,870)	3,156	(36)
Net increase from payments by affiliates—securities loaned	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(38,720)	24,652	(14,961)	5,778	(209)
Net increase (decrease) in net assets resulting from operations	(49,763)	107,825	(16,943)	10,559	(241)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	(907)	(69)	—
Advisor Class	—	—	—	—	—
Institutional Class	(19,663)	(7,370)	(2,068)	(202)	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	(1,984)	(8)	—
Advisor Class	—	—	—	—	—
Institutional Class	(76,882)	(12,486)	(3,862)	(18)	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(96,545)	(19,856)	(8,821)	(297)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—
Trust Class	—	—	10,950	50,775	—
Advisor Class	—	—	—	—	—
Institutional Class	11,201	75,805	90,998	104,098	2,300
Class A	—	—	100	—	100
Class C	—	—	100	—	100
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	2,674	73	—
Advisor Class	—	—	—	—	—
Institutional Class	93,575	18,835	5,429	76	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—
Trust Class	—	—	(4,091)	(5,435)	—
Advisor Class	—	—	—	—	—
Institutional Class	(60,590)	(235,923)	(15,527)	(854)	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Redemption fees retained:
Investor Class	—	—	19	69
Trust Class	—	—	22	77
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	116,212	(120,129)	(97,462)	(375,690)
Net Increase (Decrease) in Net Assets	(143,719)	(13,235)	(420,852)	(277,327)
Net Assets:
Beginning of period	1,565,466	1,578,701	1,514,937	1,792,264
End of period	$1,421,747	$1,565,466	$1,094,085	$1,514,937
Undistributed net investment income (loss) at end of period	$—	$7,041	$—	$26,304
Distributions in excess of net investment income at end of period	$(241)	$—	$(9,877)	$—

See Notes to Financial Statements 126

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from December 20, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	1	5	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	1	11	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	44,186	(141,283)	90,635	148,749	2,500
Net Increase (Decrease) in Net Assets	(102,122)	(53,314)	64,871	159,011	2,259
Net Assets:
Beginning of period	574,274	627,588	165,245	6,234	—
End of period	$472,152	$574,274	$230,116	$165,245	$2,259
Undistributed net investment income (loss) at end of period	$—	$11,912	$—	$1,341	$4
Distributions in excess of net investment income at end of period	$(5,264)	$—	$(746)	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND		PARTNERS FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,162)	$(1,396)	$4,521	$14,501
Net realized gain (loss) on investments	34,775	49,320	87,610	154,721
Net increase from payments by affiliates—securities loaned	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(76,588)	55,196	(95,216)	363,679
Net increase (decrease) in net assets resulting from operations	(42,975)	103,120	(3,085)	532,901
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(8,168)	(13,851)
Trust Class	—	—	(3,427)	(4,433)
Advisor Class	—	—	(1,299)	(1,723)
Institutional Class	—	—	(697)	(327)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(83,945)	(36,645)
Trust Class	—	—	(40,592)	(16,794)
Advisor Class	—	—	(21,932)	(10,866)
Institutional Class	—	—	(5,002)	(2,296)
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	—	—	(165,062)	(86,935)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	33,931	38,929	141,334	209,569
Trust Class	4,471	8,257	136,568	338,823
Advisor Class	1,237	805	60,225	168,716
Institutional Class	5,185	19,241	21,005	10,371
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	88,997	48,176
Trust Class	—	—	40,444	19,684
Advisor Class	—	—	21,877	11,469
Institutional Class	—	—	5,699	2,390
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(28,406)	(49,444)	(169,793)	(340,252)
Trust Class	(5,547)	(3,229)	(244,033)	(270,784)
Advisor Class	(129)	(353)	(77,583)	(259,332)
Institutional Class	(4,454)	(2,155)	(7,057)	(25,850)
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements 128

	REAL ESTATE FUND		REGENCY FUND		SELECT EQUITIES FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from December 20, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$854	$1,266	$213	$1,076	$8
Net realized gain (loss) on investments	(5,926)	12,933	4,940	14,235	(45)
Net increase from payments by affiliates—securities loaned	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(2,158)	(18,412)	(10,970)	6,979	(175)
Net increase (decrease) in net assets resulting from operations	(7,230)	(4,213)	(5,817)	22,290	(212)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(606)	(569)	—
Trust Class	(668)	(1,341)	(358)	(265)	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(7,952)	(508)	—
Trust Class	(10,703)	(9,199)	(5,303)	(354)	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(11,371)	(10,540)	(14,219)	(1,696)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	9,400	24,418	—
Trust Class	15,980	91,041	9,180	27,841	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	2,300
Class A	—	—	—	—	100
Class C	—	—	—	—	100
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	8,203	996	—
Trust Class	10,395	9,892	5,321	587	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(27,897)	(49,257)	—
Trust Class	(64,743)	(62,507)	(10,756)	(45,050)	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		PARTNERS FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	6,288	12,051	17,683	(87,020)
Net Increase (Decrease) in Net Assets	(36,687)	115,171	(150,464)	358,946
Net Assets:
Beginning of period	479,286	364,115	4,171,620	3,812,674
End of period	$442,599	$479,286	$4,021,156	$4,171,620
Undistributed net investment income (loss) at end of period	$(1,162)	$—	$2,015	$11,085
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements 130

	REAL ESTATE FUND		REGENCY FUND		SELECT EQUITIES FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007	Period from December 20, 2007 (Commencement of Operations) to February 29, 2008 (Unaudited)
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	2	24	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(38,366)	38,450	(6,549)	(40,465)	2,500
Net Increase (Decrease) in Net Assets	(56,967)	23,697	(26,585)	(19,871)	2,288
Net Assets:
Beginning of period	110,411	86,714	155,451	175,322	—
End of period	$53,444	$110,411	$128,866	$155,451	$2,288
Undistributed net investment income (loss) at end of period	$186	$—	$—	$715	$8
Distributions in excess of net investment income at end of period	$—	$—	$(36)	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL AND MID CAP GROWTH FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 29, 2008 (Unaudited)	Period from September 5, 2006 (Commencement of Operations) to August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(27)	$(22)	$(591)	$(586)
Net realized gain (loss) on investments	35	322	(11,135)	9,699
Net increase from payments by affiliates—securities loaned	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(1,007)	1,150	(7,727)	4,065
Net increase (decrease) in net assets resulting from operations	(999)	1,450	(19,453)	13,178
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	(30)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	(625)	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(625)	(30)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	109,751	12,729
Trust Class	1,384	7,304	22,544	6,784
Advisor Class	—	—	8,756	2,195
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	621	30	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(16,371)	(13,346)
Trust Class	(882)	(218)	(3,446)	(1,531)
Advisor Class	—	—	(1,189)	(704)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

See Notes to Financial Statements 132

	SOCIALLY RESPONSIVE FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,039	$5,469
Net realized gain (loss) on investments	33,655	29,337
Net increase from payments by affiliates—securities loaned	—	—
Change in net unrealized appreciation (depreciation) of investments	(99,012)	77,014
Net increase (decrease) in net assets resulting from operations	(63,318)	111,820
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(3,919)	(860)
Trust Class	(1,946)	(186)
Advisor Class	—	—
Institutional Class	(67)	—
Class A	—	—
Class C	—	—
Net realized gain on investments:
Investor Class	(25,723)	(5,153)
Trust Class	(11,806)	(2,650)
Advisor Class	—	—
Institutional Class	(428)	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(43,889)	(8,849)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	126,298	311,617
Trust Class	64,659	165,476
Advisor Class	—	—
Institutional Class	68,045	—
Class A	—	—
Class C	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	27,680	5,704
Trust Class	13,197	2,736
Advisor Class	—	—
Institutional Class	495	—
Class A	—	—
Class C	—	—
Payments for shares redeemed:
Investor Class	(124,469)	(85,910)
Trust Class	(48,988)	(87,594)
Advisor Class	—	—
Institutional Class	(3,855)	—
Class A	—	—
Class C	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL AND MID CAP GROWTH FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 29, 2008 (Unaudited)	Period from September 5, 2006 (Commencement of Operations) to August 31, 2007	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	1,123	7,116	120,045	6,127
Net Increase (Decrease) in Net Assets	(501)	8,536	100,592	19,305
Net Assets:
Beginning of period	8,536	—	70,868	51,563
End of period	$8,035	$8,536	$171,460	$70,868
Undistributed net investment income (loss) at end of period	$(58)	$—	$(591)	$—
Distributions in excess of net investment income at end of period	$—	$(31)	$—	$—

See Notes to Financial Statements 134

	SOCIALLY RESPONSIVE FUND
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Redemption fees retained:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Net increase (decrease) from Fund share transactions	123,062	312,029
Net Increase (Decrease) in Net Assets	15,855	415,000
Net Assets:
Beginning of period	1,141,651	726,651
End of period	$1,157,506	$1,141,651
Undistributed net investment income (loss) at end of period	$896	$4,789
Distributions in excess of net investment income at end of period	$—	$—

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 14, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman Internation al Large Cap Fund ("International Large Cap"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth") (formerly, Neuberger Berman Manhattan Fund), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small and Mid Cap Growth Fund ("Small and Mid Cap Growth") (formerly, Neuberger Berman All Cap Growth Fund ), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") (formerly, Neuberger Berman Millennium Fund), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Century, Focus, Global Real Estate, Real Estate, and Select Equities) is diversified. Eleven Funds offer Investor Class shares, thirteen offer Trust Class shares, seven off er Advisor Class shares, nine offer Institutional Class shares, three offer Class A shares, and three offer Class C shares. Global Real Estate had no operations until October 2, 2007 and Large Cap Disciplined Growth and Select Equities had no operations until December 20, 2007 other than matters relating to their organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 29, 2008 were $2,128, $385,675,

$296,392, $618,930, $11,077, $102,405, $150,204, $1,824, $1,753, and $505 for Century, Focus, Genesis, Guardian, International, Mid Cap Growth, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Global Real Estate, Large Cap Disciplined Growth and Select Equities, to continue to, and the intention of Global Real Estate, Large Cap Disciplined Growth and Select Equities to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on February 29, 2008. The Funds have reviewed the tax positions for the open tax period as of February 29, 2008, and the four open tax years as of August 31, 2007, and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on August 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Total
	2007	2006		2007	2006		2007	2006
Century	$—	$10,659		$—	$—		$—	$10,659
Fasciano	—	2,528,190		26,068,488	17,682,780		26,068,488	20,210,970
Focus	13,821,328	8,090,253		159,457,232	177,033,770		173,278,560	185,124,023
Genesis	159,030,006	—		748,326,027	251,604,878		907,356,033	251,604,878
Guardian	8,349,840	10,401,046		103,967,890	—		112,317,730	10,401,046
International	52,042,962	16,849,196		104,547,976	24,158,055		156,590,938	41,007,251
International Institutional	19,263,970	982,212		591,508	—		19,855,478	982,212
International Large Cap	297,843	—	(1)	—	—	(1)	297,843	—	(1)
Mid Cap Growth	—	—		—	—		—	—
Partners	20,500,390	22,582,520		66,434,502	128,561,388		86,934,892	151,143,908
Real Estate	3,535,068	3,525,924		7,004,227	5,040,867		10,539,295	8,566,791
Regency	834,583	2,466,974		862,064	8,797,490		1,696,647	11,264,464
Small and Mid Cap Growth(2)	29,469	—		—	—		29,469	—
Small Cap Growth	—	—		—	—		—	—
Socially Responsive	1,092,042	3,273,399		7,757,251	15,422,687		8,849,293	18,696,086

(1)  Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

(2)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

  As of August 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Century	$—	$—	$1,609,484	$(33,436,567)	$(31,827,083)
Fasciano	—	32,110,995	110,495,847	—	142,606,842
Focus	6,771,527	170,279,576	261,951,556	—	439,002,659
Genesis	53,407,686	1,549,024,579	3,609,194,189	—	5,211,626,454
Guardian	12,228,789	126,060,408	433,316,624	—	571,605,821
International	71,184,899	107,242,282	219,868,598	—	398,295,779
International Institutional	36,575,337	46,931,862	51,421,718	—	134,928,917
International Large Cap	4,843,016	—	5,611,407	—	10,454,423
Mid Cap Growth	—	—	161,461,556	(288,449,464)	(126,987,908)
Partners	11,084,957	151,461,118	925,435,379	—	1,087,981,454
Real Estate	—	10,354,398	(4,868,327)	—	5,486,071
Regency	902,436	12,800,669	22,514,710	—	36,217,815
Small and Mid Cap Growth	303,750	—	1,149,600	—	1,453,350
Small Cap Growth	—	—	12,618,242	(103,428,609)	(90,810,367)
Socially Responsive	5,780,261	23,495,635	183,391,036	—	212,666,932

  The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments, organization expense, passive foreign investment companies and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2008	2009	2010	2011	2012	2013
Century(3)	$381,492	$18,886,740	$9,229,871	$4,938,464	$—	$—
Mid Cap Growth	—	—	185,753,838	102,695,626	—	—
Small Cap Growth	—	—	70,414,603	33,014,006	—	—

(3)  The capital loss carryforwards shown above for Century include $381,492 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. However, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

  It is the policy of Global Real Estate and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Global Real Estate and Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Global Real Estate and Real Estate until the following calendar year. At

August 31, 2007, Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. At February 29, 2008, Global Real Estate and Real Estate estimated these amounts for the period January 1, 2008 to February 29, 2008 within the financial statements since the 2008 information is not available from the REITs until after the Funds' fiscal period. For the year ended August 31, 2007, the character of distributions paid to shareholders for Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Global Real Estate and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Global Real Estate's and Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Global Real Estate's and Real Estate's fiscal year-end. After calendar year-end, when Global Real Estate and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Global Real Estate and Real Estate of the actual breakdown of distributions paid to Global Real Estate and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Global Real Estate and Real Estate to reflect actual results. As a result, the composition of Global Real Estate's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Global Real Estate and Real Estate shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by Global Real Estate, Large Cap Disciplined Growth and Select Equities in connection with its organization, which amounted to $20,669, $28,629, $24,581, respectively, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the co mplex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10  Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  During the six months ended February 29, 2008, the Funds did not write any covered call options.

11  Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Global Real Estate, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Real Estate, Select Equities, Small Cap Growth, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futu res contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

  During the six months ended February 29, 2008, the Funds did not enter into any financial futures contracts. At February 29, 2008, there were no open positions.

12  Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Global Real Estate, International, International Institutional, and International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial re porting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13  Security lending: A third party, eSecLending, has assisted Century, Fasciano, Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth, and Socially Responsive in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for Focus, Fasciano, Guardian, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth, and Socially Responsive.

  Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund, currently serves as exclusive lending agent for International, International Institutional, and International Large Cap. For part of the fiscal period, Neuberger also served as exclusive lending agent for Century, Fasciano, Guardian, Mid Cap Growth, Partners, Real Estate, Small Cap Growth, and Socially Responsive. Each Fund selected Neuberger through the bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended February 29, 2008, the approximate amount of net income received by each Fund under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

	Net Income		Amount Earned on Cash Collateral and Guaranteed Amounts*	Fees and Expenses Paid**
Century	$230		$268	$38
Fasciano	17,349	***	1,462,690	1,445,341
Focus	124,258		3,110,652	2,986,394
Guardian	91,598		1,784,504	1,692,906
International	589,154		3,293,696	2,704,542
International Institutional	246,365		1,487,465	1,241,100
International Large Cap	49,910		197,756	147,846
Mid Cap Growth	50,203		2,267,721	2,217,518
Partners	546,524		9,200,764	8,654,240
Real Estate	3,550		201,420	197,870
Regency	19,600		294,567	274,967
Small Cap Growth	19,006		377,138	358,132
Socially Responsive	62,527		1,388,860	1,326,333

*  The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from the Quality Fund and guaranteed amounts received from Neuberger:

	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger
Century	$21	$248
Fasciano	1,379,060	56,505
Focus	2,927,833	—
Guardian	1,655,035	42,905
International	2,578,905	425,676
International Institutional	1,193,790	180,978
International Large Cap	149,411	48,344
Mid Cap Growth	2,170,446	33,870
Partners	8,432,317	312,731
Real Estate	191,735	1,533
Regency	271,663	—
Small Cap Growth	347,898	9,224
Socially Responsive	1,301,418	21,082

**  "Fees and Expenses Paid" includes the following approximate amounts retained by Neuberger:

Retained by Neuberger
Century	$—
Fasciano	16,531
Focus	—
Guardian	—
International	—
International Institutional	—
International Large Cap	—
Mid Cap Growth	20,155
Partners	47,841
Real Estate	3,095
Regency	—
Small Cap Growth	8,249
Socially Responsive	—

***  Net income for Fasciano also reflects a capital contribution from Management of $30,000 made to Fasciano in connection with the securities lending program. This amount is reflected in the Statements of Operations under the caption "Net increase from payments by affiliates—securities loaned."

14  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15  Redemption of fund shares: Each class of Global Real Estate, International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 1%, 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the six months ended February 29, 2008, Global Real Estate, International, International Institutional, International Large Cap, and Real Estate received $0, $41,023, $111, $2,508 and $2,207, respectively, in redemption fees.

16  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended February 29, 2008, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ende d February 29, 2008, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended February 29, 2008, management fees waived and income earned under this Arrangement were as follows:

(000's omitted)	Management Fees Waived	Income Earned
Century	$—	$10
Fasciano	3	160
Focus	7	379
Genesis	215	12,402
Global Real Estate(1)	—	4
Guardian	16	961
International	18	1,018
International Institutional	8	454
International Large Cap	5	284
Large Cap Disciplined Growth(2)	—	2
Mid Cap Growth	10	570
Partners	15	854
Real Estate	1	32
Regency	1	42
Select Equities(2)	—	4
Small and Mid Cap Growth	—	14
Small Cap Growth	2	125
Socially Responsive	—	—

(1)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

  Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
Century	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Fasciano	0.85%	0.85%	0.825%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%
Focus	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Genesis	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
Global Real Estate	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Guardian	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
International	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
International Institutional	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
International Large Cap	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Large Cap Disciplined Growth	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Mid Cap Growth	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Partners	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Real Estate	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Regency	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Select Equities	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Small and Mid Cap Growth	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Small Cap Growth	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
Socially Responsive	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class (except Fasciano), Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its

sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  For the Trust Class of Focus, Global Real Estate, Guardian, International Large Cap, Partners, Real Estate, Regency, Small and Mid Cap Growth, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A and Class C of International Large Cap, Large Cap Disciplined Growth and Select Equities, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class', 0.25% of such Advisor Class', 0.25% of such Class A's and 1.00% of such Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

Class	Contractual Expense Limitation(1)		Expiration	Contractual Reimbursement from Management for the Six Months Ended February 29, 2008
Century Fund Investor Class	1.50%		8/31/18	$72,844
Fasciano Fund Advisor Class	1.90	%(2)	8/31/18	—
Focus Fund Trust Class	1.50%		8/31/11	—
Focus Fund Advisor Class	1.50%		8/31/18	—
Genesis Fund Trust Class	1.50%		8/31/11	—
Genesis Fund Advisor Class	1.50%		8/31/18	—
Genesis Fund Institutional Class	0.85%		8/31/18	—
Global Real Estate Fund Trust Class	1.25%		8/31/10	113,435	(3)
Global Real Estate Fund Institutional Class	1.00%		8/31/10	108,220	(3)
Guardian Fund Trust Class	1.50%		8/31/11	—
Guardian Fund Advisor Class	1.50%		8/31/18	8,592
International Fund Investor Class	1.40%		8/31/11	—
International Fund Trust Class	2.00%		8/31/18	—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/18	712,795
International Large Cap Fund Trust Class	1.25%		8/31/11	23,438
International Large Cap Fund Institutional Class	0.90%		8/31/11	42,047
International Large Cap Fund Class A	1.30%		8/31/11	513	(4)
International Large Cap Fund Class C	2.00%		8/31/11	523	(4)
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/11	141,772	(4)
Large Cap Disciplined Growth Fund Class A	1.20%		8/31/11	6,629	(4)
Large Cap Disciplined Growth Fund Class C	1.95%		8/31/11	6,622	(4)
Mid Cap Growth Fund Trust Class	1.50%		8/31/11	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/18	8,445

Class	Contractual Expense Limitation(1)		Expiration	Contractual Reimbursement from Management for the Six Months Ended February 29, 2008
Mid Cap Growth Fund Institutional Class	0.75%		8/31/11	$8,512
Partners Fund Trust Class	1.50%		8/31/11	—
Partners Fund Advisor Class	1.50%		8/31/18	—
Partners Fund Institutional Class	0.70%		8/31/11	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/18	119,824
Regency Fund Investor Class	1.50%		8/31/18	—
Regency Fund Trust Class	1.25%		8/31/18	38,686
Select Equities Fund Institutional Class	0.75%		8/31/11	148,720	(4)
Select Equities Fund Class A	1.20%		8/31/11	6,930	(4)
Select Equities Fund Class C	1.95%		8/31/11	6,924	(4)
Small and Mid Cap Growth Fund Trust Class	1.10%		8/31/11	67,520
Small Cap Growth Fund Investor Class	1.30%		8/31/18	125,494
Small Cap Growth Fund Trust Class	1.40%		8/31/18	35,237
Small Cap Growth Fund Advisor Class	1.60%		8/31/18	19,584
Socially Responsive Fund Trust Class	1.50%		8/31/11	—
Socially Responsive Fund Institutional Class	0.75%		8/31/11	9,221	(5)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Advisor Class of Fasciano, the Trust Class of Real Estate, and the Institutional Class of International Institutional, so that their Operating Expenses are limited to 1.50%, 0.99% and 0.80%, respectively, per annum of their average daily net assets. For the six months ended February 29, 2008, voluntary reimbursements for the Advisor Class of Fasciano, the Institutional Class of International Institutional and the Trust Class of Real Estate amounted to $26,281, $136,580 and $157,071, respectively. This undertaking, which is terminable by Management upon notice to Fasciano, International Institutional and Real Estate, is in addition to the contractual undertaking as stated above.

(3)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(4)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

(5)  Period from November 28, 2007 (Commencement of Operations) to February 29, 2008.

  The Investor Classes of Century, International, Regency, and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A and Class C of each Fund have agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 29, 2008, there were no reimbursements to Management under this agreement. At February 29, 2008, contingent liabilities to Management under the agreement were as follows:

	2008	2009	2010	2011	Total
Century Fund Investor Class	$107,921	$109,822	$98,946	$72,844	$389,533
Fasciano Fund Advisor Class	39,311	—	—	—	39,311
Global Real Estate Fund Trust Class	—	—	—	113,435	113,435
Global Real Estate Fund Institutional Class	—	—	—	108,220	108,220
Guardian Fund Advisor Class	7,001	16,546	16,816	8,592	48,955

	2008	2009	2010	2011	Total
International Institutional Fund Institutional Class	$142,722	$1,114,659	$1,588,898	$712,795	$3,559,074
International Large Cap Fund Trust Class	—	165,601	63,756	23,438	252,795
International Large Cap Fund Institutional Class	—	—	64,891	42,047	106,938
International Large Cap Fund Class A	—	—	—	513	513
International Large Cap Fund Class C	—	—	—	523	523
Large Cap Disciplined Growth Fund Institutional Class	—	—	—	141,772	141,772
Large Cap Disciplined Growth Fund Class A	—	—	—	6,629	6,629
Large Cap Disciplined Growth Fund Class C	—	—	—	6,622	6,622
Mid Cap Growth Fund Advisor Class	17,098	17,364	18,886	8,445	61,793
Mid Cap Growth Fund Institutional Class	—	—	18,664	8,512	27,176
Real Estate Fund Trust Class	161,095	246,578	126,728	119,824	654,225
Regency Fund Trust Class	4,161	38,694	45,898	38,686	127,439
Select Equities Fund Institutional Class	—	—	—	148,720	148,720
Select Equities Fund Class A	—	—	—	6,930	6,930
Select Equities Fund Class C	—	—	—	6,924	6,924
Small and Mid Cap Growth Fund Trust Class	—	—	167,603	67,520	235,123
Small Cap Growth Fund Investor Class	86,111	141,506	242,097	125,494	595,208
Small Cap Growth Fund Trust Class	22,476	27,860	34,251	35,237	119,824
Small Cap Growth Fund Advisor Class	19,812	25,052	28,271	19,584	92,719
Socially Responsive Fund Insitutional Clas	—	—	—	9,221	9,221

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

  Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the six months ended February 29, 2008, Management, acting as underwriter, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Net Commissions	CDSC
International Large Cap Fund Class A	$—	$—
International Large Cap Fund Class C	—	—
Large Cap Disciplined Growth Fund Class A	—	—
Large Cap Disciplined Growth Fund Class C	—	—
Select Equities Fund Class A	—	—
Select Equities Fund Class C	—	—

  For the six months ended February 29, 2008, Management, acting as broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Net Commissions	CDSC
International Large Cap Fund Class A	$—	$—
International Large Cap Fund Class C	—	—
Large Cap Disciplined Growth Fund Class A	—	—
Large Cap Disciplined Growth Fund Class C	—	—
Select Equities Fund Class A	—	—
Select Equities Fund Class C	—	—

  The Funds entered into a commission recapture program, which enabled each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the six months ended February 29, 2008, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Century	$485
Fasciano	5,419
Focus	43,532
Genesis	62,544
Global Real Estate(1)	—
Guardian	31,824
International	54,819
International Institutional	15,913
International Large Cap	10,156
Large Cap Disciplined Growth(2)	—
Mid Cap Growth	20,094
Partners	168,996
Real Estate	8,186
Regency	12,031
Select Equities(2)	—
Small and Mid Cap Growth	908
Small Cap Growth	12,472
Socially Responsive	20,224

(1)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 29, 2008, the impact of this arrangement was a reduction of expenses of $6, $334, $1,889, $22,708, $2, $12,072, $95, $20, $10, $0, $41, $9,477, $119, $69, $53, $104, $464 and $1,035 for Century, Fasciano, Focus, Genesis, Global Real Estate, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Real Estate, Regency, Select Equities, Small and Mid Cap Growth, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

During the six months ended February 29, 2008, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000's omitted)	Purchases	Sales
Century	$11,583	$10,916
Fasciano	10,883	82,083
Focus	355,684	515,554
Genesis	1,137,675	1,253,571
Global Real Estate(1)	13,382	3,279
Guardian	414,722	442,003
International	245,181	609,505
International Institutional	99,011	202,408
International Large Cap	124,029	42,501
Large Cap Disciplined Growth(2)	2,809	475
Mid Cap Growth	168,503	170,665
Partners	912,815	1,036,567
Real Estate	39,236	86,681
Regency	47,442	62,849
Select Equities(2)	2,598	322
Small and Mid Cap Growth	6,313	5,725
Small Cap Growth	227,429	108,959
Socially Responsive	358,009	250,502

(1)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

During the six months ended February 29, 2008, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

(000's omitted)	Neuberger	Lehman Brothers Inc.	Other Brokers	Total
Century(1)	$—	$1	$6	$7
Fasciano	—	22	104	126
Focus	—	150	864	1,014
Genesis	—	333	1,955	2,288
Global Real Estate(2)	—	5	10	15
Guardian	—	126	713	839
International	—	66	924	990
International Institutional	—	36	356	392
International Large Cap	—	6	107	113
Large Cap Disciplined Growth(3)	—	—	1	1
Mid Cap Growth	—	58	291	349
Partners	—	401	1,970	2,371

(000's omitted)	Neuberger	Lehman Brothers Inc.	Other Brokers	Total
Real Estate	$1	$16	$127	$144
Regency	1	22	115	138
Select Equities(3)	—	—	1	1
Small and Mid Cap Growth	—	2	11	13
Small Cap Growth	—	54	353	407
Socially Responsive	—	98	551	649

(1)  On September 14, 2007, Management voluntarily agreed to waive all brokerage commissions from September 17, 2007 to October 1, 2007 for Century, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

(2)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(3)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

Note D—Fund Share Transactions:

Share activity for the six months ended February 29, 2008 and for the year ended August 31, 2007 was as follows:

	For the Six Months Ended February 29, 2008				For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Century:
Investor Class	295	—	(149)	146	109	—	(360)	(251)
Fasciano:
Investor Class	449	768	(2,155)	(938)	1,386	554	(4,325)	(2,385)
Advisor Class	295	163	(534)	(76)	717	123	(1,807)	(967)
Focus:
Investor Class	218	5,734	(3,426)	2,526	609	4,302	(5,712)	(801)
Trust Class	198	621	(856)	(37)	492	652	(2,620)	(1,476)
Advisor Class	93	287	(288)	92	246	234	(694)	(214)
Genesis:
Investor Class	3,875	9,338	(6,353)	6,860	6,664	4,531	(12,450)	(1,255)
Trust Class	9,124	14,796	(24,625)	(705)	12,512	9,498	(48,850)	(26,840)
Advisor Class	2,722	3,053	(4,287)	1,488	4,278	1,527	(9,610)	(3,805)
Institutional Class	19,323	13,106	(5,633)	26,796	18,705	4,875	(14,136)	9,444
Global Real Estate:(1)
Trust Class	529	12	(1)	540	—	—	—	—
Institutional Class	500	11	—	511	—	—	—	—
Guardian:
Investor Class	2,571	9,111	(5,322)	6,360	3,079	4,975	(11,606)	(3,552)
Trust Class	542	1,013	(1,208)	347	1,268	747	(5,113)	(3,098)
Advisor Class	8	7	(23)	(8)	14	5	(31)	(12)

	For the Six Months Ended February 29, 2008				For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International:
Investor Class	1,543	4,364	(6,836)	(929)	2,792	2,710	(16,638)	(11,136)
Trust Class	2,963	4,740	(9,562)	(1,859)	6,181	2,691	(12,460)	(3,588)
International Institutional:
Institutional Class	850	8,347	(5,287)	3,910	5,752	1,394	(16,863)	(9,717)
International Large Cap:
Trust Class	913	237	(360)	790	4,294	6	(427)	3,873
Institutional Class	7,583	481	(1,308)	6,756	9,229	7	(71)	9,165 (2)
Class A(3)	9	—	—	9	—	—	—	—
Class C(3)	9	—	—	9	—	—	—	—
Large Cap Disciplined Growth:(3)
Institutional Class	230	—	—	230	—	—	—	—
Class A	10	—	—	10	—	—	—	—
Class C	10	—	—	10	—	—	—	—
Mid Cap Growth:
Investor Class	3,152	—	(2,703)	449	3,904	—	(5,207)	(1,303)
Trust Class	276	—	(349)	(73)	531	—	(223)	308
Advisor Class	74	—	(8)	66	49	—	(22)	27
Institutional Class	489	—	(413)	76	1,920	—	(205)	1,715 (4)
Partners:
Investor Class	4,342	2,820	(5,346)	1,816	6,567	1,538	(10,833)	(2,728)
Trust Class	5,558	1,662	(9,942)	(2,722)	13,815	814	(11,136)	3,493
Advisor Class	2,794	1,037	(3,587)	244	8,088	547	(12,249)	(3,614)
Institutional Class	678	179	(217)	640	323	76	(806)	(407)
Real Estate:
Trust Class	1,296	972	(4,787)	(2,519)	5,602	621	(3,980)	2,243
Regency:
Investor Class	559	499	(1,516)	(458)	1,290	54	(2,714)	(1,370)
Trust Class	601	371	(709)	263	1,679	37	(2,757)	(1,041)
Select Equities:(3)
Institutional Class	230	—	—	230	—	—	—	—
Class A	10	—	—	10	—	—	—	—
Class C	10	—	—	10	—	—	—	—
Small and Mid Cap Growth:
Trust Class	107	53	(74)	86	693	2	(18)	677 (5)
Small Cap Growth:
Investor Class	5,531	—	(874)	4,657	688	—	(780)	(92)
Trust Class	1,078	—	(159)	919	333	—	(79)	254
Advisor Class	596	—	(84)	512	162	—	(56)	106

	For the Six Months Ended February 29, 2008				For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Socially Responsive:
Investor Class	4,739	1,057	(4,677)	1,119	11,504	220	(3,237)	8,487
Trust Class	3,498	730	(2,686)	1,542	8,971	153	(4,696)	4,428
Institutional Class(6)	2,553	19	(153)	2,419	—	—	—	—

(1)  Period from October 2, 2007 (Commencement of Operations) to February 29, 2008.

(2)  Period from October 6, 2006 (Commencement of Operations) to August 31, 2007.

(3)  Period from December 20, 2007 (Commencement of Operations) to February 29, 2008.

(4)  Period from April 19, 2007 (Commencement of Operations) to August 31, 2007.

(5)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(6)  Period from November 28, 2007 (Commencement of Operations) to February 29, 2008.

Note E—Line of Credit:

  At February 29, 2008, each Fund (except Global Real Estate, Large Cap Disciplined Growth, and Select Equities) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 29, 2008. During the six months ended February 29, 2008, none of the Funds utilized this line of credit.

  At February 29, 2008, International, International Institutional and International Large Cap were three of five holders of a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that a Fund will have access to the entire $100,000,000 at any particular time. During the six months ended February 29, 2008, International, International Institutional, and International Large Cap did not utilize this line of credit. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 29, 2008.

Note F—Investments In Affiliates*:

Century

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	88,340	4,439,886	3,949,736	578,490	$578,490	$9,990
Neuberger Berman Securities Lending Quality Fund, LLC****	—	72,600	72,600	—	—	21
Total					$578,490	$10,011

Fasciano

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	6,309,719	48,665,919	44,401,319	10,574,319	$10,574,319	$159,749
Neuberger Berman Securities Lending Quality Fund, LLC****	72,898,075	190,282,790	191,995,113	71,185,752	71,185,752	1,379,060
Total					$81,760,071	$1,538,809

Focus

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	6,215,358	254,294,800	222,788,607	37,721,551	$37,721,551	$379,225
Neuberger Berman Securities Lending Quality Fund, LLC****	62,280,601	864,736,819	802,749,907	124,267,513	124,267,513	2,927,833
Total					$161,989,064	$3,307,058

Genesis

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Alberto-Culver Co.	5,251,950	325,000	11,600	5,565,350	$149,151,380	$668,480
Alliant Techsystems	1,919,162	—	28,900	1,890,262	198,364,094	—
American Medical Systems Holdings	8,743,365	—	18,100	8,725,265	127,301,616	—
AmSurg Corp.	1,971,000	83,934	4,300	2,050,634	49,399,773	—
AptarGroup Inc.	6,386,800	—	13,200	6,373,600	238,882,528	1,658,852
Arbitron Inc.	1,984,567	—	4,100	1,980,467	83,021,177	396,913
Arena Resources	1,420,014	1,569,518	—	2,989,532	121,016,255	—
ArthroCare Corp.	—	2,308,554	—	2,308,554	92,688,443	—
Bank of the Ozarks	1,550,219	—	3,200	1,547,019	36,586,999	372,053
Big 5 Sporting Goods	2,067,649	—	770,104	1,297,545	12,002,291	311,489
Blackbaud, Inc.	2,470,514	525,089	—	2,995,603	78,305,062	501,408
Brady Corp.	4,126,900	27,700	56,900	4,097,700	125,307,666	1,239,120
Bucyrus International	2,214,550	—	4,600	2,209,950	220,729,806	221,225
CARBO Ceramics	2,031,200	—	29,200	2,002,000	73,953,880	564,648
Carrizo Oil & Gas	1,528,227	100,000	3,400	1,624,827	93,833,759	—
Chart Industries	1,207,300	457,400	3,400	1,661,300	56,999,203	—
Church & Dwight	6,243,818	—	479,200	5,764,618	308,176,478	954,227
CLARCOR Inc.	5,484,022	116,000	11,600	5,588,422	200,065,508	896,004
Compass Minerals International	3,615,300	—	7,500	3,607,800	205,355,976	2,365,509
Dionex Corp.	2,188,032	—	19,500	2,168,532	160,081,032	—
Drew Industries	1,451,700	623,200	4,000	2,070,900	55,831,464	—
Exponent, Inc.	—	977,699	—	977,699	28,451,041	—
Encore Acquisition**	3,537,800	—	1,759,100	1,778,700	65,456,160	—
Flotek Industries	—	1,394,200	2,600	1,391,600	31,631,068
Forward Air	1,672,900	492,900	4,100	2,161,700	63,445,895	135,478
Foundation Coal Holdings	2,794,100	—	44,200	2,749,900	158,861,723	279,410
Haemonetics Corp.	1,814,400	307,200	4,300	2,117,300	123,015,130	—
Healthcare Services Group	2,619,103	717,651	6,700	3,330,054	65,868,468	759,730
Hibbett Sports	1,985,300	—	92,837	1,892,463	29,900,915	—
Houston Wire & Cable	1,748,702	—	3,600	1,745,102	25,303,979	279,486
Hub Group Class A	1,218,300	1,176,500	—	2,394,800	71,820,052	—
ICU Medical	1,461,500	—	3,000	1,458,500	39,146,140	—
IDEXX Laboratories**	1,603,281	1,561,781	194,200	2,970,862	164,793,715	—
IHOP Corp.**	1,443,900	—	672,100	771,800	35,333,004	531,425
Integra LifeSciences Holdings	1,558,302	840,500	—	2,398,802	99,406,355	—
ION Geophysical(1)	3,396,100	1,561,700	10,200	4,947,600	65,753,604	—

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
J & J Snack Foods	1,194,716	148,690	2,500	1,340,906	$33,053,333	$212,062
K-V Pharmaceutical	2,266,247	843,600	6,500	3,103,347	77,956,077	—
Layne Christensen	—	1,627,651	—	1,627,651	65,171,146	—
Lithia Motors	938,934	275,100	126,200	1,087,834	11,182,934	310,054
ManTech International	2,252,700	—	4,700	2,248,000	99,091,840	—
Matthews International	3,745,600	—	7,800	3,737,800	167,677,708	449,004
Mentor Corp.**	2,111,600	—	626,400	1,485,200	44,051,032	835,200
MICROS Systems	2,351,771	2,621,771	—	4,973,542	159,352,286	—
MTC Technologies**	1,556,800	—	928,118	628,682	14,899,763	—
MWI Veterinary Supply	823,568	68,600	1,700	890,468	31,015,000	—
NATCO Group**	2,063,228	—	43,700	2,019,528	96,230,509	—
NCI, Inc. Class A**	374,999	—	800	374,199	6,630,806	—
Neuberger Berman Prime Money Fund Trust Class***	583,117,490	875,526,261	917,904,853	540,738,898	540,738,898	12,402,411
Nordson Corp.	1,375,793	541,796	3,200	1,914,389	98,380,451	613,117
NovAtel Inc.**	791,000	—	791,000	—	—	—
Parallel Petroleum	2,976,641	406,000	6,300	3,376,341	62,394,782	—
Ritchie Bros. Auctioneers	1,892,900	—	59,100	1,833,800	131,318,418	894,408
Raven Industries	619,033	1,203,843	—	1,822,876	53,373,809	220,891
Rofin-Sinar Technologies	1,727,125	1,909,225	—	3,636,350	143,163,100	—
Ruddick Corp.	1,110,202	1,315,000	4,000	2,421,202	78,083,765	348,560
SI International	824,000	—	101,500	722,500	17,975,800	—
Simpson Manufacturing	2,958,700	490,400	—	3,449,100	82,640,436	591,740
Surmodics, Inc.	1,845,030	216,100	4,300	2,056,830	90,850,181	—
United Stationers	2,093,228	123,600	—	2,216,828	109,422,630	—
Wabtec Corp.	1,612,100	859,300	—	2,471,400	85,535,154	37,069
Westamerica Bancorp	2,125,943	117,300	—	2,243,243	106,172,691	1,485,523
Wright Medical Group	1,851,294	44,600	3,900	1,891,994	49,797,282	—
Zebra Technologies	4,437,247	35,100	445,000	4,027,347	134,191,202	—
Total					$6,345,592,672	$30,535,496

Global Real Estate

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	3,964,114	3,764,974	199,140	$199,140	$3,986

Guardian

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	45,861,609	240,787,893	264,823,976	21,825,526	$21,825,526	$961,464
Neuberger Berman Securities Lending Quality Fund, LLC****	5,406,001	558,770,393	429,930,713	134,245,681	134,245,681	1,655,035
Total					$156,071,207	$2,616,499

International

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	32,281,472	305,249,371	279,235,389	58,295,454	$58,295,454	$1,018,076
Neuberger Berman Securities Lending Quality Fund, LLC****	134,521,903	431,066,039	426,727,502	138,860,440	138,860,440	2,578,905
Total					$197,155,894	$3,596,981

International Institutional

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	4,830,373	146,645,702	93,457,465	58,018,610	$58,018,610	$453,802
Neuberger Berman Securities Lending Quality Fund, LLC****	43,054,207	184,868,721	187,766,194	40,156,734	40,156,734	1,193,790
Total					$98,175,344	$1,647,592

International Large Cap

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	9,431,686	104,421,138	102,938,252	10,914,572	$10,914,572	$284,025
Neuberger Berman Securities Lending Quality Fund, LLC****	—	53,418,921	29,497,176	23,921,745	23,921,745	149,411
Total					$34,836,317	$433,436

Large Cap Disciplined Growth

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	2,634,277	2,515,787	118,490	$118,490	$1,406

Mid Cap Growth

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	21,110,481	74,785,553	66,010,655	29,885,379	$29,885,379	$569,706
Neuberger Berman Securities Lending Quality Fund, LLC****	72,604,601	390,980,555	365,893,604	97,691,552	97,691,552	2,170,446
Total					$127,576,931	$2,740,152

Partners

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	47,599,927	374,460,631	380,123,521	41,937,037	$41,937,037	$853,751
Neuberger Berman Securities Lending Quality Fund, LLC****	386,380,242	2,298,935,032	2,093,661,714	591,653,560	591,653,560	8,432,317
Total					$633,590,597	$9,286,068

Real Estate

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	2,355,992	22,178,100	23,261,598	1,272,494	$1,272,494	$32,284
Neuberger Berman Securities Lending Quality Fund, LLC****	15,973,001	85,319,720	88,507,683	12,785,038	12,785,038	191,735
Total					$14,057,532	$224,019

Regency

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	6,396,645	22,302,648	27,334,349	1,364,944	$1,364,944	$41,857
Neuberger Berman Securities Lending Quality Fund, LLC****	7,535,001	153,576,273	149,128,013	11,983,261	11,983,261	271,663
Total					$13,348,205	$313,520

Select Equities

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	753,600	430,066	323,534	$323,534	$3,793

Small and Mid Cap Growth

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	528,782	3,280,919	3,388,289	421,412	$421,412	$14,360

Small Cap Growth

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	1,841,528	89,130,470	90,524,340	447,658	$447,658	$124,863
Neuberger Berman Securities Lending Quality Fund, LLC****	4,026,801	119,598,250	78,904,984	44,720,067	44,720,067	347,898
Total					$45,167,725	$472,761

Socially Responsive

Name of Issuer	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2008	Value February 29, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC****	—	349,157,924	234,463,463	114,694,461	$114,694,461	$1,301,418

(1)  Effective September 24, 2007 this security underwent a name change from Input/Output, Inc. to ION Geophysical.

*  Affiliated issuers, as defined in the 1940 Act.

**  At February 29, 2008, the issuers of these securities were no longer affiliated with the Fund.

***  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

****  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncements:

In September 2006, Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial positions or results of operations.

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Note H—Subsequent Event:

On March 26, 2008, the Board approved the reorganization of Fasciano into Genesis, subject to approval by Fasciano shareholders. Once approved, shareholders of Fasciano would receive shares of Genesis in exchange for their shares of Fasciano on a pro rata basis, and Fasciano would cease operations. It is expected that Fasciano will be reorganized in August 2008. Effective March 27, 2008, Fasciano will no longer accept new investors, except as specified in the Fund's prospectus.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$7.45		$6.52	$6.22	$5.54	$5.42	$4.89
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)		(.00)	(.02)	.01	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	(.08)		.93	.33	.67	.15	.56
Total From Investment Operations	(.08)		.93	.31	.68	.12	.53
Less Distributions From:
Net Investment Income	—		—	(.01)	—	—	—
Net Asset Value, End of Period	$7.37		$7.45	$6.52	$6.22	$5.54	$5.42
Total Return††	(1.07	%)**	+14.26%	+4.92%	+12.27%	+2.21%	+10.84%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$10.9		$10.0	$10.4	$11.2	$14.3	$17.0
Ratio of Gross Expenses to Average Net Assets#	1.51	%*	1.51%	1.51%	1.50%	1.50%	1.51%
Ratio of Net Expenses to Average Net Assets‡	1.50	%*	1.50%	1.49%	1.47%	1.49%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.07	%)*	(.02%)	(.27%)	.09%	(.55%)	(.62%)
Portfolio Turnover Rate	105	%**	46%	64%	107%	66%	115%

See Notes to Financial Highlights 159

Financial Highlights

Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$44.18		$41.85	$43.83	$39.81	$35.39	$31.19
Income From Investment Operations:
Net Investment Income (Loss)@	(.11)		(.17)	(.12)	(.05)	(.20)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	(5.55)		4.81	(.25)	5.41	4.81	4.31
Total From Investment Operations	(5.66)		4.64	(.37)	5.36	4.61	4.20
Less Distributions From:
Net Capital Gains	(3.61)		(2.31)	(1.61)	(1.34)	(.19)	—
Net Asset Value, End of Period	$34.91		$44.18	$41.85	$43.83	$39.81	$35.39
Total Return††	(13.29	%)**	+11.35%	(.95%)	+13.60%	+13.06%	+13.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$288.2		$406.2	$484.5	$520.6	$364.9	$277.6
Ratio of Gross Expenses to Average Net Assets#	1.32	%*	1.29%	1.21%	1.20%	1.23%	1.24%
Ratio of Net Expenses to Average Net Assets	1.32	%*‡	1.29%‡	1.20%‡	1.20%‡	1.22%‡	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.52	%)*	(.39%)	(.28%)	(.13%)	(.52%)	(.36%)
Portfolio Turnover Rate	3	%**	18%	39%	22%	17%	24%

See Notes to Financial Highlights 160

Financial Highlights

Fasciano Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.67		$11.07	$11.63	$10.60	$9.45	$8.38
Income From Investment Operations:
Net Investment Income (Loss)@	(.04)		(.07)	(.07)	(.05)	(.09)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	(1.47)		1.28	(.06)	1.44	1.29	1.16
Total From Investment Operations	(1.51)		.1.21	(.13)	1.39	1.20	1.07
Less Distributions From:
Net Capital Gains	(.95)		(.61)	(.43)	(.36)	(.05)	—
Net Asset Value, End of Period	$9.21		$11.67	$11.07	$11.63	$10.60	$9.45
Total Return††	(13.42	%)**	+11.19%	(1.25%)	+13.20%	+12.73%	+12.77%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$18.2		$24.0	$33.4	$30.7	$18.5	$13.9
Ratio of Gross Expenses to Average Net Assets#	1.50	%*	1.50%	1.50%	1.50%	1.56%	1.83%
Ratio of Net Expenses to Average Net Assets	1.50	%*‡	1.49%‡	1.49%‡	1.49%‡	1.56%‡	1.83%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.71	%)*	(.60%)	(.57%)	(.41%)	(.85%)	(1.03%)
Portfolio Turnover Rate	3	%**	18%	39%	22%	17%	24%

See Notes to Financial Highlights 161

Financial Highlights

Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$32.79		$34.30	$37.21	$31.96	$32.28	$23.05
Income From Investment Operations:
Net Investment Income (Loss)@	.06		.15	.13	.21	.08	.05
Net Gains or Losses on Securities (both realized and unrealized)	(1.69)		3.33	2.24	5.12	(.35)	9.18
Total From Investment Operations	(1.63)		3.48	2.37	5.33	(.27)	9.23
Less Distributions From:
Net Investment Income	(.16)		(.15)	(.24)	(.08)	(.05)	—
Net Capital Gains	(5.91)		(4.84)	(5.04)	—	—	—
Total Distributions	(6.07)		(4.99)	(5.28)	(.08)	(.05)	—
Net Asset Value, End of Period	$25.09		$32.79	$34.30	$37.21	$31.96	$32.28
Total Return††	(5.96	%)**	+10.71%	+7.00%	+16.69%	(.84%)	+40.04%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$842.7		$1,018.6	$1,093.1	$1,185.4	$1,198.9	$1,300.0
Ratio of Gross Expenses to Average Net Assets#	.89	%*	.88%	.88%	.87%	.86%	.90%
Ratio of Net Expenses to Average Net Assets	.88	%*‡	.87%‡	.87%‡	.87%‡	.85%‡	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.40	%*	.44%	.37%	.57%	.21%	.21%
Portfolio Turnover Rate	35	%**	53%	41%	19%	27%	24%

See Notes to Financial Highlights 162

Financial Highlights

Focus Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$24.09		$25.19	$27.36	$23.51	$23.75	$16.98
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.05	.04	.10	.01	.01
Net Gains or Losses on Securities (both realized and unrealized)	(1.25)		2.46	1.65	3.76	(.24)	6.76
Total From Investment Operations	(1.23)		2.51	1.69	3.86	(.23)	6.77
Less Distributions From:
Net Investment Income	(.09)		(.04)	(.16)	(.01)	(.01)	—
Net Capital Gains	(4.34)		(3.57)	(3.70)	—	—	—
Total Distributions	(4.43)		(3.61)	(3.86)	(.01)	(.01)	—
Net Asset Value, End of Period	$18.43		$24.09	$25.19	$27.36	$23.51	$23.75
Total Return††	(6.10	%)**	+10.49%	+6.81%	+16.44%	(.98%)	+39.87%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$54.7		$72.3	$112.8	$189.4	$267.3	$333.0
Ratio of Gross Expenses to Average Net Assets#	1.10	%*	1.08%	1.06%	1.05%	1.03%	1.06%
Ratio of Net Expenses to Average Net Assets	1.09	%*‡	1.07%‡	1.06%‡	1.04%‡	1.02%‡	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	.18	%*	.21%	.14%	.38%	.04%	.04%
Portfolio Turnover Rate	35	%**	53%	41%	19%	27%	24%

See Notes to Financial Highlights 163

Financial Highlights

Focus Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.80		$17.57	$19.00	$16.35	$16.54	$11.86
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)		.00	(.00)	.04	(.02)	(.02)
Net Gains or Losses on Securities (both realized and unrealized)	(.87)		1.71	1.15	2.61	(.17)	4.70
Total From Investment Operations	(.87)		1.71	1.15	2.65	(.19)	4.68
Less Distributions From:
Net Investment Income	(.07)		—	—	—	—	—
Net Capital Gains	(3.03)		(2.48)	(2.58)	—	—	—
Total Distributions	(3.10)		(2.48)	(2.58)	—	—	—
Net Asset Value, End of Period	$12.83		$16.80	$17.57	$19.00	$16.35	$16.54
Total Return††	(6.16	%)**	+10.23%	+6.62%	+16.21%	(1.15%)	+39.46%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.0		$23.3	$28.1	$35.3	$41.7	$26.9
Ratio of Gross Expenses to Average Net Assets#	1.32	%*	1.29%	1.27%	1.24%	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets	1.31	%*‡	1.28%‡	1.26%‡	1.23%‡	1.21%‡	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.02	%)*	.02%	(.03%)	.20%	(.13%)	(.19%)
Portfolio Turnover Rate	35	%**	53%	41%	19%	27%	24%

See Notes to Financial Highlights 164

Financial Highlights

Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$37.55		$34.92	$34.03	$27.03	$23.44	$19.70
Income From Investment Operations:
Net Investment Income (Loss)@	(.02)		.39	(.05)	(.08)	(.10)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	1.63		5.37	1.71	7.97	3.70	3.87
Total From Investment Operations	1.61		5.76	1.66	7.89	3.60	3.81
Less Distributions From:
Net Investment Income	(.16)		(.46)	—	—	—	—
Net Capital Gains	(5.90)		(2.67)	(.77)	(.89)	(.01)	(.07)
Total Distributions	(6.06)		(3.13)	(.77)	(.89)	(.01)	(.07)
Net Asset Value, End of Period	$33.10		$37.55	$34.92	$34.03	$27.03	$23.44
Total Return††	+4.35	%**	+17.51%	+4.89%	+29.68%	+15.37%	+19.40%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1,987.9		$1,997.2	$1,901.1	$1,823.2	$1,324.0	$1,273.2
Ratio of Gross Expenses to Average Net Assets#	1.02	%*	1.03%	1.02%	1.04%	1.05%	1.08%
Ratio of Net Expenses to Average Net Assets	1.02	%*‡	1.02%‡	1.02%‡	1.04%‡	1.05%‡	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.11	%)*	1.08%	(.15%)	(.25%)	(.38%)	(.31%)
Portfolio Turnover Rate	11	%**	25%	19%	11%	23%	17%

See Notes to Financial Highlights 165

Financial Highlights

Genesis Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$53.69		$49.89	$48.66	$38.66	$33.54	$28.19
Income From Investment Operations:
Net Investment Income (Loss)@	(.05)		.56	(.11)	(.13)	(.16)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	2.36		7.64	2.44	11.39	5.30	5.55
Total From Investment Operations	2.31		8.20	2.33	11.26	5.14	5.45
Less Distributions From:
Net Investment Income	(.08)		(.60)	—	—	—	—
Net Capital Gains	(8.43)		(3.80)	(1.10)	(1.26)	(.02)	(.10)
Total Distributions	(8.51)		(4.40)	(1.10)	(1.26)	(.02)	(.10)
Net Asset Value, End of Period	$47.49		$53.69	$49.89	$48.66	$38.66	$33.54
Total Return††	+4.35	%**	+17.41%	+4.82%	+29.63%	+15.32%	+19.40%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$4,375.4		$4,985.5	$5,970.9	$6,348.2	$4,086.3	$2,931.7
Ratio of Gross Expenses to Average Net Assets#	1.09	%*	1.10%	1.09%	1.10%	1.10%	1.12%
Ratio of Net Expenses to Average Net Assets	1.09	%*‡	1.09%‡	1.09%‡	1.09%‡	1.10%‡	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.19	%)*	1.09%	(.22%)	(.31%)	(.42%)	(.35%)
Portfolio Turnover Rate	11	%**	25%	19%	11%	23%	17%

See Notes to Financial Highlights 166

Financial Highlights

Genesis Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$31.43		$29.10	$28.46	$22.66	$19.71	$16.60
Income From Investment Operations:
Net Investment Income (Loss)@	(.07)		.24	(.14)	(.14)	(.15)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	1.37		4.49	1.42	6.67	3.11	3.27
Total From Investment Operations	1.30		4.73	1.28	6.53	2.96	3.17
Less Distributions From:
Net Investment Income	(.07)		(.18)	—	—	—	—
Net Capital Gains	(4.93)		(2.22)	(.64)	(.73)	(.01)	(.06)
Total Distributions	(5.00)		(2.40)	(.64)	(.73)	(.01)	(.06)
Net Asset Value, End of Period	$27.73		$31.43	$29.10	$28.46	$22.66	$19.71
Total Return††	+4.18	%**	+17.14%	+4.52%	+29.31%	+15.02%	+19.15%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$524.1		$547.2	$617.4	$661.0	$438.5	$320.2
Ratio of Gross Expenses to Average Net Assets#	1.35	%*	1.35%	1.35%	1.35%	1.36%	1.37%
Ratio of Net Expenses to Average Net Assets	1.35	%*‡	1.35%‡	1.34%‡	1.35%‡	1.35%‡	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.44	%)*	.79%	(.47%)	(.56%)	(.68%)	(.61%)
Portfolio Turnover Rate	11	%**	25%	19%	11%	23%	17%

See Notes to Financial Highlights 167

Financial Highlights

Genesis Fund cont'd

Institutional Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$51.52		$47.95	$46.66	$36.98	$32.00	$26.83
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.58	.01	(.02)	(.06)	(.02)
Net Gains or Losses on Securities (both realized and unrealized)	2.25		7.42	2.34	10.91	5.06	5.28
Total From Investment Operations	2.27		8.00	2.35	10.89	5.00	5.26
Less Distributions From:
Net Investment Income	(.23)		(.78)	—	—	—	—
Net Capital Gains	(8.09)		(3.65)	(1.06)	(1.21)	(.02)	(.09)
Total Distributions	(8.32)		(4.43)	(1.06)	(1.21)	(.02)	(.09)
Net Asset Value, End of Period	$45.47		$51.52	$47.95	$46.66	$36.98	$32.00
Total Return††	+4.46	%**	+17.73%	+5.05%	+29.95%	+15.62%	+19.68%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$4,137.3		$3,307.5	$2,625.7	$1,788.7	$912.4	$638.2
Ratio of Gross Expenses to Average Net Assets#	.85	%*	.85%	.85%	.85%	.85%	.85%
Ratio of Net Expenses to Average Net Assets‡	.84	%*	.84%	.85%§	.85%§	.85%	.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	.07	%*	1.19%	.03%	(.06%)	(.17%)	(.08%)
Portfolio Turnover Rate	11	%**	25%	19%	11%	23%	17%

See Notes to Financial Highlights 168

Financial Highlights

Global Real Estate Fund

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Trust Class

	Period from October 2, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.07
Net Gains or Losses on Securities (both realized and unrealized)	(1.69)
Total From Investment Operations	(1.62)
Less Distributions From:
Net Investment Income	(.19)
Redemption Fees@	—
Net Asset Value, End of Period	$8.19
Total Return††	(16.31	%)**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$4.4
Ratio of Gross Expenses to Average Net Assets#	1.26	%*
Ratio of Net Expenses to Average Net Assets‡	1.26	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75	%*
Portfolio Turnover Rate	33	%**

See Notes to Financial Highlights 169

Financial Highlights

Global Real Estate Fund cont'd

Institutional Class

	Period from October 2, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.08
Net Gains or Losses on Securities (both realized and unrealized)	(1.70)
Total From Investment Operations	(1.62)
Less Distributions From:
Net Investment Income	(.19)
Redemption Fees@	—
Net Asset Value, End of Period	$8.19
Total Return††	(16.24	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$4.2
Ratio of Gross Expenses to Average Net Assets#	1.01	%*
Ratio of Net Expenses to Average Net Assets‡	1.01	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.01	%*
Portfolio Turnover Rate	33	%**

See Notes to Financial Highlights 170

Financial Highlights

Guardian Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.89		$18.64	$17.52	$14.46	$12.92	$11.53
Income From Investment Operations:
Net Investment Income (Loss)@	.04		.14	.08	.13	.05	.05
Net Gains or Losses on Securities (both realized and unrealized)	(.90)		2.49	1.16	2.98	1.53	1.40
Total From Investment Operations	(.86)		2.63	1.24	3.11	1.58	1.45
Less Distributions From:
Net Investment Income	(.13)		(.07)	(.12)	(.05)	(.04)	(.05)
Net Capital Gains	(2.24)		(1.31)	—	—	—	—
Tax Return of capital	—		—	—	—	—	(.01)
Total Distributions	(2.37)		(1.38)	(.12)	(.05)	(.04)	(.06)
Net Asset Value, End of Period	$16.66		$19.89	$18.64	$17.52	$14.46	$12.92
Total Return††	(4.93	%)**	+14.48%	+7.09%	+21.52%	+12.24%	+12.70%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1,313.6		$1,441.6	$1,417.0	$1,415.2	$1,300.6	$1,297.6
Ratio of Gross Expenses to Average Net Assets#	.88	%*	.88%	.89%	.90%	.91%	.92%
Ratio of Net Expenses to Average Net Assets	.87	%*‡	.87%‡	.88%‡	.90%‡	.90%‡	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	.41	%*	.69%	.47%	.83%	.35%	.44%
Portfolio Turnover Rate	28	%**	20%	34%	20%	25%	113%

See Notes to Financial Highlights 171

Financial Highlights

Guardian Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.64		$14.66	$13.79	$11.39	$10.18	$9.10
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.07	.04	.08	.02	.03
Net Gains or Losses on Securities (both realized and unrealized)	(.71)		1.98	.91	2.35	1.21	1.10
Total From Investment Operations	(.69)		2.05	.95	2.43	1.23	1.13
Less Distributions From:
Net Investment Income	(.10)		(.04)	(.08)	(.03)	(.02)	(.04)
Net Capital Gains	(1.76)		(1.03)	—	—	—	—
Tax Return of capital	—		—	—	—	—	(.01)
Total Distributions	(1.86)		(1.07)	(.08)	(.03)	(.02)	(.05)
Net Asset Value, End of Period	$13.09		$15.64	$14.66	$13.79	$11.39	$10.18
Total Return††	(5.01	%)**	+14.30%	+6.90%	+21.33%	+12.09%	+12.59%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$107.3		$122.7	$160.5	$180.0	$282.7	$288.5
Ratio of Gross Expenses to Average Net Assets#	1.06	%*	1.05%	1.05%	1.05%	1.04%	1.05%
Ratio of Net Expenses to Average Net Assets	1.05	%*‡	1.05%‡	1.04%‡	1.04%‡	1.04%‡	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	.22	%*	.47%	.31%	.64%	.21%	.33%
Portfolio Turnover Rate	28	%**	20%	34%	20%	25%	113%

See Notes to Financial Highlights 172

Financial Highlights

Guardian Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.55		$16.48	$15.49	$12.83	$11.48	$10.29
Income From Investment Operations:
Net Investment Income (Loss)@	(.02)		.01	(.02)	(.04)	(.01)	—
Net Gains or Losses on Securities (both realized and unrealized)	(.79)		2.22	1.01	2.70	1.36	1.25
Total From Investment Operations	(.81)		2.23	.99	2.66	1.35	1.25
Less Distributions From:
Net Investment Income	(.00)		—	—	—	—	(.05)
Net Capital Gains	(1.97)		(1.16)	—	—	—	—
Tax Return of capital	—		—	—	—	—	(.01)
Total Distributions	(1.97)		(1.16)	—	—	—	(.06)
Net Asset Value, End of Period	$14.77		$17.55	$16.48	$15.49	$12.83	$11.48
Total Return††	(5.19	%)**	+13.82%	+6.39%	+20.73%	+11.76%	+12.21%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.8		$1.1	$1.3	$0.6	$6.7	$16.6
Ratio of Gross Expenses to Average Net Assets#	1.50	%*	1.50%	1.50%	1.50%	1.31%	1.31%
Ratio of Net Expenses to Average Net Assets	1.50	%*‡	1.50%‡	1.49%‡	1.50%‡	1.30%‡	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.22	%)*	.04%	(.12%)	(.28%)	(.09%)	.05%
Portfolio Turnover Rate	28	%**	20%	34%	20%	25%	113%

See Notes to Financial Highlights 173

Financial Highlights

International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$25.68		$24.23	$21.01	$15.42	$11.58	$10.60
Income From Investment Operations:
Net Investment Income (Loss)@	.06		.26	.28	.15	.10	.10
Net Gains or Losses on Securities (both realized and unrealized)	(2.10)		3.81	3.81	5.54	3.89	.88
Total From Investment Operations	(2.04)		4.07	4.09	5.69	3.99	.98
Less Distributions From:
Net Investment Income	(.80)		(.29)	(.13)	(.11)	(.16)	(.03)
Net Capital Gains	(3.36)		(2.33)	(.75)	—	—	—
Total Distributions	(4.16)		(2.62)	(.88)	(.11)	(.16)	(.03)
Redemption Fees@	.00		.00	.01	.01	.01	.03	øø
Net Asset Value, End of Period	$19.48		$25.68	$24.23	$21.01	$15.42	$11.58
Total Return††	(8.46	%)**	+17.44%	+20.07%	+37.08%	+34.73%	+9.58%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$505.9		$690.6	$921.4	$455.5	$162.1	$82.0
Ratio of Gross Expenses to Average Net Assets#	1.27	%*	1.25%	1.26%	1.40%	1.57%	1.70%
Ratio of Net Expenses to Average Net Assets‡	1.26	%*	1.23%	1.25%§	1.39%	1.57%§	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	.51	%*	1.02%	1.19%	.82%	.68%	1.00%
Portfolio Turnover Rate	20	%**	42%	48%	38%	72%	90%

See Notes to Financial Highlights 174

Financial Highlights

International Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.18		$26.52	$22.93	$16.80	$12.60	$11.36
Income From Investment Operations:
Net Investment Income (Loss)@	.05		.27	.31	.14	.03	.09
Net Gains or Losses on Securities (both realized and unrealized)	(2.31)		4.16	4.16	6.04	4.27	1.04
Total From Investment Operations	(2.26)		4.43	4.47	6.18	4.30	1.13
Less Distributions From:
Net Investment Income	(.77)		(.24)	(.08)	(.06)	(.11)	—
Net Capital Gains	(3.68)		(2.53)	(.81)	—	—	—
Total Distributions	(4.45)		(2.77)	(.89)	(.06)	(.11)	—
Redemption Fees@	.00		.00	.01	.01	.01	.11	øø
Net Asset Value, End of Period	$21.47		$28.18	$26.52	$22.93	$16.80	$12.60
Total Return††	(8.51	%)**	+17.34%	+20.02%	+36.89%	+34.31%	+10.92%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$588.2		$824.3	$870.9	$233.2	$16.7	$2.2
Ratio of Gross Expenses to Average Net Assets#	1.35	%*	1.34%	1.33%	1.50%	1.93%	2.00%
Ratio of Net Expenses to Average Net Assets‡	1.35	%*	1.33%	1.32%§	1.48%	1.93%§	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	.42	%*	.96%	1.21%	.70%	.17%	.81%
Portfolio Turnover Rate	20	%**	42%	48%	38%	72%	90%

See Notes to Financial Highlights 175

Financial Highlights

International Institutional Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class

	Six Months Ended February 29,		Year Ended August 31,		Period from June 17, 2005^ to August 31,
	2008 (Unaudited)		2007	2006	2005
Net Asset Value, Beginning of Period	$14.44		$12.69	$10.95	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.06		.20	.22	.00
Net Gains or Losses on Securities (both realized and unrealized)	(1.23)		2.04	1.60	.95
Total From Investment Operations	(1.17)		2.24	1.82	.95
Less Distributions From:
Net Investment Income	(.50)		(.18)	(.03)	—
Net Capital Gains	(1.96)		(.31)	(.05)	—
Total Distributions	(2.46)		(.49)	(.08)	—
Redemption Fees@	.00		.00	.00	—
Net Asset Value, End of Period	$10.81		$14.44	$12.69	$10.95
Total Return††	(8.71	%)**	+17.97%	+16.68%	+9.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$472.2		$574.3	$627.6	$42.2
Ratio of Gross Expenses to Average Net Assets#	.80	%*	.83%	.85%	.85	%*
Ratio of Net Expenses to Average Net Assets^^	.80	%*	.83%	.85%	.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.91	%*	1.44%	1.78%	.14	%*
Portfolio Turnover Rate	19	%**	59%	45%	14	%**

See Notes to Financial Highlights 176

Financial Highlights

International Large Cap Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Six Months Ended February 29, 2008 (Unaudited)		Year Ended August 31, 2007	Period from August 1, 2006^ to August 31, 2006
Net Asset Value, Beginning of Period	$12.09		$10.19	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.04		.17	.01
Net Gains or Losses on Securities (both realized and unrealized)	(.71)		1.79	.18
Total From Investment Operations	(.67)		1.96	.19
Less Distributions From:
Net Investment Income	(.18)		(.05)	—
Net Capital Gains	(.40)		(.01)	—
Total Distributions	(.58)		(.06)	—
Redemption Fees@	.00		.00	—
Net Asset Value, End of Period	$10.84		$12.09	$10.19
Total Return††	(5.68	%)**	+19.24%	+1.90	%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$57.2		$54.2	$6.2
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25	%*
Ratio of Net Expenses to Average Net Assets‡	1.24	%*	1.24%	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.67	%*	1.42%	1.32	%*
Portfolio Turnover Rate	24	%**	23%	6	%**

See Notes to Financial Highlights 177

Financial Highlights

International Large Cap Fund cont'd

Institutional Class

	Six Months Ended February 29, 2008 (Unaudited)		Period from October 6, 2006^ to August 31, 2007
Net Asset Value, Beginning of Period	$12.11		$10.19
Income From Investment Operations:
Net Investment Income (Loss)@	.06		.19
Net Gains or Losses on Securities (both realized and unrealized)	(.70)		1.80
Total From Investment Operations	(.64)		1.99
Less Distributions From:
Net Investment Income	(.22)		(.06)
Net Capital Gains	(.40)		(.01)
Total Distributions	(.62)		(.07)
Redemption Fees@	.00		.00
Net Asset Value, End of Period	$10.85		$12.11
Total Return††	(5.50	%)**	+19.56	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$172.8		$111.0
Ratio of Gross Expenses to Average Net Assets#	.89	%*	.90	%*
Ratio of Net Expenses to Average Net Assets‡	.88	%*	.89	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06	%*	1.80	%*
Portfolio Turnover Rate	24	%**	23	%Ø

See Notes to Financial Highlights 178

Financial Highlights

International Large Cap Fund cont'd

Class A

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$11.30
Income From Investment Operations:
Net Investment Income (Loss)@	.01
Net Gains or Losses on Securities (both realized and unrealized)	(.47)
Total From Investment Operations	(.46)
Redemption Fees@	.00
Net Asset Value, End of Period	$10.84
Total Return††	(4.07	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.30	%*
Ratio of Net Expenses to Average Net Assets‡	1.27	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.62	%*
Portfolio Turnover Rate	24	%**Ø

See Notes to Financial Highlights 179

Financial Highlights

International Large Cap Fund cont'd

Class C

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$11.30
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	(.48)
Total From Investment Operations	(.48)
Redemption Fees@	.00
Net Asset Value, End of Period	$10.82
Total Return††	(4.25	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	2.00	%*
Ratio of Net Expenses to Average Net Assets‡	1.97	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.08	%)*
Portfolio Turnover Rate	24	%**Ø

See Notes to Financial Highlights 180

Financial Highlights

Large Cap Disciplined Growth Fund

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Institutional Class

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.02
Net Gains or Losses on Securities (both realized and unrealized)	(.98)
Total From Investment Operations	(.96)
Net Asset Value, End of Period	$9.04
Total Return††	(9.60	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2.1
Ratio of Gross Expenses to Average Net Assets#	.75	%*
Ratio of Net Expenses to Average Net Assets‡	.75	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.94	%*
Portfolio Turnover Rate	29	%**

See Notes to Financial Highlights 181

Financial Highlights

Large Cap Disciplined Growth Fund cont'd

Class A

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.01
Net Gains or Losses on Securities (both realized and unrealized)	(.98)
Total From Investment Operations	(.97)
Net Asset Value, End of Period	$9.03
Total Return††	(9.70	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.20	%*
Ratio of Net Expenses to Average Net Assets‡	1.20	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.52	%*
Portfolio Turnover Rate	29	%**

See Notes to Financial Highlights 182

Financial Highlights

Large Cap Disciplined Growth Fund cont'd

Class C

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	(.98)
Total From Investment Operations	(.98)
Net Asset Value, End of Period	$9.02
Total Return††	(9.80	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.95	%*
Ratio of Net Expenses to Average Net Assets‡	1.95	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.26	%)*
Portfolio Turnover Rate	29	%**

See Notes to Financial Highlights 183

Financial Highlights

Mid Cap Growth Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$10.54		$8.17	$7.45	$5.86	$5.58	$4.70
Income From Investment Operations:
Net Investment Income (Loss)@	(.03)		(.03)	(.03)	(.04)	(.04)	(.04)
Net Gains or Losses on Securities (both realized and unrealized)	(.89)		2.40	.75	1.63	.32	.92
Total From Investment Operations	(.92)		2.37	.72	1.59	.28	.88
Net Asset Value, End of Period	$9.62		$10.54	$8.17	$7.45	$5.86	$5.58
Total Return††	(8.73	%)**	+29.01%	+9.66%	+27.13%	+5.02%	+18.72%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$411.8		$446.3	$356.7	$342.2	$306.2	$324.6
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	1.03%	1.05%	1.07%	1.09%	1.12%
Ratio of Net Expenses to Average Net Assets	1.00	%*‡	1.02%‡	1.04%‡	1.06%‡	1.06%‡	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.48	%)*	(.33%)	(.36%)	(.65%)	(.63%)	(.78%)
Portfolio Turnover Rate	36	%**	49%	45%	65%	102%	145%

See Notes to Financial Highlights 184

Financial Highlights

Mid Cap Growth Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$16.11		$12.53	$11.46	$9.04	$8.62	$7.26
Income From Investment Operations:
Net Investment Income (Loss)@	(.05)		(.09)	(.08)	(.09)	(.07)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	(1.36)		3.67	1.15	2.51	.49	1.42
Total From Investment Operations	(1.41)		3.58	1.07	2.42	.42	1.36
Net Asset Value, End of Period	$14.70		$16.11	$12.53	$11.46	$9.04	$8.62
Total Return††	(8.75	%)**	+28.57%	+9.34%	+26.77%	+4.87%	+18.73%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$11.2		$13.4	$6.6	$7.6	$9.5	$16.7
Ratio of Gross Expenses to Average Net Assets#	1.20	%*	1.31%	1.33%	1.27%	1.21%	1.19%
Ratio of Net Expenses to Average Net Assets	1.19	%*‡	1.30%‡	1.32%‡	1.26%‡	1.19%‡	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.66	%)*	(.63%)	(.65%)	(.85%)	(.77%)	(.85%)
Portfolio Turnover Rate	36	%**	49%	45%	65%	102%	145%

See Notes to Financial Highlights 185

Financial Highlights

Mid Cap Growth Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$16.64		$12.96	$11.88	$9.40	$9.00	$7.61
Income From Investment Operations:
Net Investment Income (Loss)@	(.08)		(.12)	(.10)	(.11)	(.10)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	(1.40)		3.80	1.18	2.59	.50	1.48
Total From Investment Operations	(1.48)		3.68	1.08	2.48	.40	1.39
Net Asset Value, End of Period	$15.16		$16.64	$12.96	$11.88	$9.40	$9.00
Total Return††	(8.89	%)**	+28.40%	+9.09%	+26.38%	+4.44%	+18.27%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2.3		$1.5	$0.8	$1.1	$2.1	$2.2
Ratio of Gross Expenses to Average Net Assets#	1.50	%*	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.49	%*	1.49%	1.49%	1.49%	1.48%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.96	%)*	(.80%)	(.80%)	(1.08%)	(1.05%)	(1.16%)
Portfolio Turnover Rate	36	%**	49%	45%	65%	102%	145%

See Notes to Financial Highlights 186

Financial Highlights

Mid Cap Growth Fund cont'd

Institutional Class

	Six Months Ended February 29, 2008		Period from April 19, 2007^ to August 31, 2007 (Unaudited)
Net Asset Value, Beginning of Period	$10.55		$9.97
Income From Investment Operations:
Net Investment Income (Loss)@	(.01)		(.01)
Net Gains or Losses on Securities (both realized and unrealized)	(.89)		.59
Total From Investment Operations	(.90)		.58
Net Asset Value, End of Period	$9.65		$10.55
Total Return††	(8.53	%)**	+5.82	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$17.3		$18.1
Ratio of Gross Expenses to Average Net Assets#	.75	%*	.75	%*
Ratio of Net Expenses to Average Net Assets‡	.74	%*	.74	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.21	%)*	(.25	%)*
Portfolio Turnover Rate	36	%**	49	%Ø

See Notes to Financial Highlights 187

Financial Highlights

Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$32.10		$28.71	$28.62	$21.41	$19.22	$16.67
Income From Investment Operations:
Net Investment Income (Loss)@	.05		.14	.24	.21	.16	.01
Net Gains or Losses on Securities (both realized and unrealized)	(.01)		3.96	1.43	7.17	2.04	2.57
Total From Investment Operations	.04		4.10	1.67	7.38	2.20	2.58
Less Distributions From:
Net Investment Income	(.12)		(.20)	(.27)	(.17)	(.01)	(.03)
Net Capital Gains	(1.20)		(.51)	(1.31)	—	—	—
Total Distributions	(1.32)		(.71)	(1.58)	(.17)	(.01)	(.03)
Net Asset Value, End of Period	$30.82		$32.10	$28.71	$28.62	$21.41	$19.22
Total Return††	+.01	%**	+14.33%	+5.87%	+34.59%	+11.43%	+15.51%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2,233.4		$2,267.6	$2,106.7	$1,826.9	$1,280.8	$1,247.2
Ratio of Gross Expenses to Average Net Assets#	.81	%*	.81%	.82%	.86%	.88%	.90%
Ratio of Net Expenses to Average Net Assets	.80	%*‡	.80%‡	.82%‡	.85%‡	.87%‡	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.31	%*	.44%	.84%	.83%	.76%	.08%
Portfolio Turnover Rate	22	%**	47%	33%	61%	67%	65%

See Notes to Financial Highlights 188

Financial Highlights

Partners Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$24.75		$22.14	$22.02	$16.48	$14.81	$12.84
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.06	.15	.13	.10	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	(.02)		3.05	1.11	5.51	1.57	1.98
Total From Investment Operations	—		3.11	1.26	5.64	1.67	1.97
Less Distributions From:
Net Investment Income	(.08)		(.11)	(.13)	(.10)	—	—
Net Capital Gains	(.92)		(.39)	(1.01)	—	—	—
Total Distributions	(1.00)		(.50)	(1.14)	(.10)	—	—
Net Asset Value, End of Period	$23.75		$24.75	$22.14	$22.02	$16.48	$14.81
Total Return††	(.09	%)**	+14.09%	+5.70%	+34.34%	+11.28%	+15.34%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$1,059.7		$1,171.5	$970.5	$532.8	$283.8	$301.1
Ratio of Gross Expenses to Average Net Assets#	.99	%*	1.00%	1.00%	1.03%	1.04%	1.05%
Ratio of Net Expenses to Average Net Assets	.98	%*‡	.99%‡	.99%‡	1.02%‡	1.02%‡	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	.12	%*	.26%	.66%	.66%	.60%	(.07%)
Portfolio Turnover Rate	22	%**	47%	33%	61%	67%	65%

See Notes to Financial Highlights 189

Financial Highlights

Partners Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.45		$19.18	$19.01	$14.23	$12.82	$11.14
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)		.02	.10	.07	.03	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	(.01)		2.65	.94	4.77	1.38	1.71
Total From Investment Operations	(.01)		2.67	1.04	4.84	1.41	1.68
Less Distributions From:
Net Investment Income	(.05)		(.06)	(.01)	(.06)	—	—
Net Capital Gains	(.80)		(.34)	(.86)	—	—	—
Total Distributions	(.85)		(.40)	(.87)	(.06)	—	—
Net Asset Value, End of Period	$20.59		$21.45	$19.18	$19.01	$14.23	$12.82
Total Return††	(.16	%)**	+13.94%	+5.56%	+34.04%	+11.00%	+15.08%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$580.0		$599.0	$605.0	$85.6	$13.7	$30.0
Ratio of Gross Expenses to Average Net Assets#	1.15	%*	1.15%	1.15%	1.25%	1.26%	1.26%
Ratio of Net Expenses to Average Net Assets	1.14	%*‡	1.14%‡	1.14%‡	1.23%‡	1.24%‡	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.03	%)*	.11%	.52%	.40%	.25%	(.28%)
Portfolio Turnover Rate	22	%**	47%	33%	61%	67%	65%

See Notes to Financial Highlights 190

Financial Highlights

Partners Fund cont'd

Institutional Class

	Six Months Ended February 29, 2008 (Unaudited)		Year Ended August 31, 2007	Period from June 7, 2006^ to August 31, 2006
Net Asset Value, Beginning of Period	$32.28		$28.72	$28.12
Income From Investment Operations:
Net Investment Income (Loss)@	.08		.19	.19
Net Gains or Losses on Securities (both realized and unrealized)	(.02)		3.96	.41
Total From Investment Operations	.06		4.15	.60
Less Distributions From:
Net Investment Income	(.17)		(.08)	—
Net Capital Gains	(1.20)		(.51)	—
Total Distributions	(1.37)		(.59)	—
Net Asset Value, End of Period	$30.97		$32.28	$28.72
Total Return††	+.09	%**	+14.49%	+2.13	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$148.0		$133.5	$130.5
Ratio of Gross Expenses to Average Net Assets#	.66	%*	.66%	.70	%*
Ratio of Net Expenses to Average Net Assets‡	.65	%*	.65%§	.69	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.47	%*	.59%	2.85	%*
Portfolio Turnover Rate	22	%**	47%	33	%Ø

See Notes to Financial Highlights 191

Financial Highlights

Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.21		$15.69	$14.73	$14.13	$11.49	$9.81
Income From Investment Operations:
Net Investment Income (Loss)@	.17		.17	.20	.19	.26	.31
Net Gains or Losses on Securities (both realized and unrealized)	(1.63)		(.09)	3.39	3.28	3.17	1.75
Total From Investment Operations	(1.46)		.08	3.59	3.47	3.43	2.06
Less Distributions From:
Net Investment Income	(.15)		(.19)	(.27)	(.23)	(.28)	(.38)
Net Capital Gains	(2.42)		(1.37)	(2.36)	(2.64)	(.52)	—
Total Distributions	(2.57)		(1.56)	(2.63)	(2.87)	(.80)	(.38)
Redemption Fees@	.00		.00	.00	.00	.01	.00	øø
Net Asset Value, End of Period	$10.18		$14.21	$15.69	$14.73	$14.13	$11.49
Total Return††	(11.01	%)**	(.43%)	+28.50%	+27.06%	+31.03%	+21.70%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$53.4		$110.4	$86.7	$46.8	$40.1	$31.2
Ratio of Gross Expenses to Average Net Assets#	.99	%*	.99%	1.11%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	.97	%*	.97%	1.09%	1.48%	1.47%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.77	%*	1.06%	1.39%	1.40%	2.05%	3.10%
Portfolio Turnover Rate	59	%**	99%	97%	129%	148%	85%

See Notes to Financial Highlights 192

Financial Highlights

Regency Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$18.65		$16.52	$17.37	$14.44	$12.14	$10.58
Income From Investment Operations:
Net Investment Income (Loss)@	.03		.13	.13	.01	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	(.84)		2.19	.39	4.08 §§	2.33	1.59
Total From Investment Operations	(.81)		2.32	.52	4.09	2.30	1.56
Less Distributions From:
Net Investment Income	(.14)		(.10)	(.06)	—	—	—
Net Capital Gains	(1.81)		(.09)	(1.31)	(1.16)	—	—
Total Distributions	(1.95)		(.19)	(1.37)	(1.16)	—	—
Net Asset Value, End of Period	$15.89		$18.65	$16.52	$17.37	$14.44	$12.14
Total Return††	(4.72	%)**	+14.10%	+2.94%	+29.26%	+18.95%	+14.74%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$77.8		$99.9	$111.1	$107.9	$33.5	$20.1
Ratio of Gross Expenses to Average Net Assets#	1.15	%*	1.09%	1.12%	1.21%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.14	%*	1.08%	1.11%	1.20%§	1.49%§	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	.34	%*	.72%	.75%	.09%	(.22%)	(.30%)
Portfolio Turnover Rate	33	%**	80%	52%	91%	62%	73%

See Notes to Financial Highlights 193

Financial Highlights

Regency Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$16.26		$14.41	$15.13	$12.61	$10.61	$9.24
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.08	.09	(.01)	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	(.73)		1.91	.34	3.56 §§	2.03	1.40
Total From Investment Operations	(.71)		1.99	.43	3.55	2.00	1.37
Less Distributions From:
Net Investment Income	(.11)		(.06)	(.02)	—	—	—
Net Capital Gains	(1.58)		(.08)	(1.13)	(1.03)	—	—
Total Distributions	(1.69)		(.14)	(1.15)	(1.03)	—	—
Net Asset Value, End of Period	$13.86		$16.26	$14.41	$15.13	$12.61	$10.61
Total Return††	(4.73	%)**	+13.84%	+2.81%	+29.13%	+18.85%	+14.83%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$51.0		$55.6	$64.2	$36.1	$19.8	$11.3
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.38%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.23	%*	1.24%	1.24%	1.37%	1.49%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	.24	%*	.51%	.61%	(.10%)	(.22%)	(.30%)
Portfolio Turnover Rate	33	%**	80%	52%	91%	62%	73%

See Notes to Financial Highlights 194

Financial Highlights

Select Equities Fund

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Institutional Class

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.03
Net Gains or Losses on Securities (both realized and unrealized)	(.88)
Total From Investment Operations	(.85)
Net Asset Value, End of Period	$9.15
Total Return††	(8.50	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2.1
Ratio of Gross Expenses to Average Net Assets#	.76	%*
Ratio of Net Expenses to Average Net Assets‡	.75	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64	%*
Portfolio Turnover Rate	16	%**

See Notes to Financial Highlights 195

Financial Highlights

Select Equities Fund cont'd

Class A

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.02
Net Gains or Losses on Securities (both realized and unrealized)	(.88)
Total From Investment Operations	(.86)
Net Asset Value, End of Period	$9.14
Total Return††	(8.60	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.21	%*
Ratio of Net Expenses to Average Net Assets‡	1.20	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19	%*
Portfolio Turnover Rate	16	%**

See Notes to Financial Highlights 196

Financial Highlights

Select Equities Fund cont'd

Class C

	Period from December 20, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.01
Net Gains or Losses on Securities (both realized and unrealized)	(.88)
Total Loss From Operations	(.87)
Net Asset Value, End of Period	$9.13
Total Return††	(8.70	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.96	%*
Ratio of Net Expenses to Average Net Assets‡	1.95	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.44	%*
Portfolio Turnover Rate	16	%**

See Notes to Financial Highlights 197

Financial Highlights

Small and Mid Cap Growth Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Six Months Ended February 29, 2008 (Unaudited)		Period from September 5, 2006^ to August 31, 2007
Net Asset Value, Beginning of Period	$12.60		$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	(.04)		(.04)
Net Gains or Losses on Securities (both realized and unrealized)	(1.17)		2.70
Total From Investment Operations	(1.21)		2.66
Less Distributions From:
Net Investment Income	—		(.06)
Net Capital Gains	(.86)		—
Total Distributions	(.86)		(.06)
Net Asset Value, End of Period	$10.53		$12.60
Total Return††	(10.22	%)**	+26.65	%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$8.0		$8.5
Ratio of Gross Expenses to Average Net Assets#	1.12	%*	1.10	%*
Ratio of Net Expenses to Average Net Assets‡	1.09	%*	1.08	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.59	%)*	(.34	%)*
Portfolio Turnover Rate	66	%**	110	%**

See Notes to Financial Highlights 198

Financial Highlights

Small Cap Growth Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$19.15		$15.01	$14.19	$10.71	$10.88	$9.36
Income From Investment Operations:
Net Investment Income (Loss)@	(.09)		(.18)	(.19)	(.19)	(.14)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	(1.46)		4.32	1.01	3.67	(.03)	1.62
Total From Investment Operations	(1.55)		4.14	.82	3.48	(.17)	1.52
Net Asset Value, End of Period	$17.60		$19.15	$15.01	$14.19	$10.71	$10.88
Total Return††	(8.09	%)**	+27.58%	+5.78%	+32.49%	(1.56%)	+16.24%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$135.4		$58.1	$46.9	$45.0	$43.3	$59.1
Ratio of Gross Expenses to Average Net Assets#	1.30	%*	1.30%	1.60%	1.75%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets‡	1.28	%*	1.27%	1.57%	1.71%	1.71%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.90	%)*	(1.01%)	(1.21%)	(1.47%)	(1.20%)	(1.09%)
Portfolio Turnover Rate	87	%**	153%	142%	204%	146%	241%

See Notes to Financial Highlights 199

Financial Highlights

Small Cap Growth Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$21.05		$16.52	$15.62	$11.78	$11.98	$10.30
Income From Investment Operations:
Net Investment Income (Loss)@	(.11)		(.21)	(.22)	(.21)	(.15)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	(1.61)		4.74	1.12	4.05	(.05)	1.79
Total From Investment Operations	(1.72)		4.53	.90	3.84	(.20)	1.68
Net Asset Value, End of Period	$19.33		$21.05	$16.52	$15.62	$11.78	$11.98
Total Return††	(8.17	%)**	+27.42%	+5.76%	+32.60%	(1.67%)	+16.31%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$25.6		$8.5	$2.5	$2.7	$2.7	$4.6
Ratio of Gross Expenses to Average Net Assets#	1.40	%*	1.40%	1.66%	1.75%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets‡	1.38	%*	1.38%	1.63%	1.71%	1.70%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01	%)*	(1.08%)	(1.26%)	(1.48%)	1.20%	(1.10%)
Portfolio Turnover Rate	87	%**	153%	142%	204%	146%	241%

See Notes to Financial Highlights 200

Financial Highlights

Small Cap Growth Fund cont'd

Advisor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$14.08		$11.07	$10.49	$7.92	$8.04	$6.92
Income From Investment Operations:
Net Investment Income (Loss)@	(.09)		(.17)	(.16)	(.15)	(.11)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	(1.07)		3.18	.74	2.72	(.01)	1.21
Total From Investment Operations	(1.16)		3.01	.58	2.57	(.12)	1.12
Net Asset Value, End of Period	$12.92		$14.08	$11.07	$10.49	$7.92	$8.04
Total Return††	(8.24	%)**	+27.19%	+5.53%	+32.45%	(1.49%)	+16.18%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$10.5		$4.3	$2.2	$1.0	$0.5	$0.8
Ratio of Gross Expenses to Average Net Assets#	1.60	%*	1.60%	1.77%	1.90%	1.90%	1.90%
Ratio of Net Expenses to Average Net Assets‡	1.58	%*	1.57%	1.74%	1.86%	1.86%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20	%)*	(1.30%)	(1.36%)	(1.62%)	(1.36%)	(1.25%)
Portfolio Turnover Rate	87	%**	153%	142%	204%	146%	241%

See Notes to Financial Highlights 201

Financial Highlights

Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$27.20		$23.88	$22.91	$19.48	$18.55	$15.39
Income From Investment Operations:
Net Investment Income (Loss)@	.05		.18	.09	.18	.04	.02
Net Gains or Losses on Securities (both realized and unrealized)	(1.40)		3.42	1.73	3.79	1.81	3.17
Total From Investment Operations	(1.35)		3.60	1.82	3.97	1.85	3.19
Less Distributions From:
Net Investment Income	(.13)		(.04)	(.14)	(.03)	(.05)	(.03)
Net Capital Gains	(.86)		(.24)	(.71)	(.51)	(.87)	—
Total Distributions	(.99)		(.28)	(.85)	(.54)	(.92)	(.03)
Net Asset Value, End of Period	$24.86		$27.20	$23.88	$22.91	$19.48	$18.55
Total Return††	(5.16	%)**	+15.15%	+8.08%	+20.57%	+10.06%	+20.79%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$746.4		$786.2	$487.5	$330.0	$215.6	$132.8
Ratio of Gross Expenses to Average Net Assets#	.90	%*	.91%	.95%	1.02%	1.07%	1.08%
Ratio of Net Expenses to Average Net Assets	.89	%*	.90%	.95%	1.01%	1.06%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	.40	%*	.66%	.39%	.83%	.19%	.14%
Portfolio Turnover Rate	22	%**	16%	23%	21%	35%	62%

See Notes to Financial Highlights 202

Financial Highlights

Socially Responsive Fund cont'd

Trust Class

	Six Months Ended February 29,		Year Ended August 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Period	$18.81		$16.53	$15.84	$13.47	$12.79	$10.62
Income From Investment Operations:
Net Investment Income (Loss)@	.02		.08	.03	.12	.00	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	(.97)		2.38	1.20	2.60	1.26	2.18
Total From Investment Operations	(.95)		2.46	1.23	2.72	1.26	2.17
Less Distributions From:
Net Investment Income	(.10)		(.01)	(.06)	(.00)	(.01)	(.00)
Net Capital Gains	(.59)		(.17)	(.48)	(.35)	(.57)	—
Total Distributions	(.69)		(.18)	(.54)	(.35)	(.58)	(.00)
Net Asset Value, End of Period	$17.17		$18.81	$16.53	$15.84	$13.47	$12.79
Total Return††	(5.24	%)**	+14.93%	+7.93%	+20.36%	+9.89%	+20.45%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$350.9		$355.5	$239.2	$140.1	$42.3	$28.7
Ratio of Gross Expenses to Average Net Assets#	1.09	%*	1.10%	1.13%	1.17%	1.26%	1.33%
Ratio of Net Expenses to Average Net Assets	1.09	%*	1.09%	1.12%	1.17%	1.25%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	.20	%*	.45%	.21%	.78%	.00%	(.12%)
Portfolio Turnover Rate	22	%**	16%	23%	21%	35%	62%

See Notes to Financial Highlights 203

Financial Highlights

Socially Responsive Fund cont'd

Institutional Class

	Period from November 28, 2007^ to February 29, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$26.93
Income From Investment Operations:
Net Investment Income (Loss)@	.05
Net Gains or Losses on Securities (both realized and unrealized)	(1.12)
Total From Investment Operations	(1.07)
Less Distributions From:
Net Investment Income	(.13)
Net Capital Gains	(.86)
Total Distributions	(.99)
Net Asset Value, End of Period	$24.87
Total Return††	(4.17	%)**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$60.2
Ratio of Gross Expenses to Average Net Assets#	.75	%*
Ratio of Net Expenses to Average Net Assets‡	.75	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.77	%*
Portfolio Turnover Rate	22	%**Ø

See Notes to Financial Highlights 204

Notes to Financial Highlights Equity Funds (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners fo r losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2008	2007		2006		2005	2004	2003
Century Fund Investor Class	2.86%	2.44%		2.51%		2.35%	2.05%	2.21%
Fasciano Fund Investor Class	1.32%	1.29%		1.21%		1.21%	1.23%	—
Fasciano Fund Advisor Class	1.74%	1.69%		1.65%		1.67%	1.73%	—
Focus Fund Investor Class	.88%	.87%		.87%		.87%	.86%	—
Focus Fund Trust Class	1.10%	1.07%		1.06%		1.04%	1.02%	—
Focus Fund Advisor Class	1.31%	1.28%		1.26%		1.23%	1.22%	—
Genesis Fund Investor Class	1.02%	1.03%		1.02%		1.04%	1.05%	—
Genesis Fund Trust Class	1.10%	1.10%		1.09%		1.10%	1.10%	—
Genesis Fund Advisor Class	1.35%	1.35%		1.35%		1.35%	1.36%	—
Genesis Fund Institutional Class	.85%	.85%		.85%		.85%	.86%	.87%
Global Real Estate Fund Trust Class(7)	7.07%	—		—		—	—	—
Global Real Estate Fund Institutional Class(7)	6.71%	—		—		—	—	—
Guardian Fund Investor Class	.87%	.87%		.88%		.90%	.90%	—
Guardian Fund Trust Class	1.06%	1.05%		1.04%		1.05%	1.04%	—
Guardian Fund Advisor Class	3.10%	2.85%		3.13%		1.68%	1.31%	—
International Fund Investor Class	1.26%	1.24%		1.25%		1.42%	1.58%	1.74%
International Fund Trust Class	1.34%	1.33%		1.32%		1.50%	1.94%	3.07%
International Large Cap Fund Trust Class	1.33%	1.48%		37.46	%(1)	—	—	—
International Large Cap Fund Institutional Class	.95%	.99	%(4)	—		—	—	—
International Large Cap Fund Class A(6)	3.99%	—		—		—	—	—
International Large Cap Fund Class C(6)	4.75%	—		—		—	—	—

Notes to Financial Highlights Equity Funds (cont'd)

	Six Months Ended February 29,		Year Ended August 31,
	2008		2007		2006		2005	2004	2003
Large Cap Disciplined Growth Fund Institutional Class(6)	33.98%		—		—		—	—	—
Large Cap Disciplined Growth Fund Class A(6)	36.94%		—		—		—	—	—
Large Cap Disciplined Growth Fund Class C(6)	37.69%		—		—		—	—	—
Mid Cap Growth Fund Investor Class	1.01%		1.02%		1.04%		1.06%	1.06%	—
Mid Cap Growth Fund Trust Class	1.19%		1.30%		1.32%		1.26%	1.19%	—
Mid Cap Growth Fund Advisor Class	2.33%		3.39%		2.85%		2.87%	2.14%	2.26%
Mid Cap Growth Fund Institutional Class	.84%		1.03	%(5)	—		—	—	—
Partners Fund Investor Class	.80%		.80%		.82%		.85%	.87%	—
Partners Fund Trust Class	.98%		.99%		.99%		1.02%	1.03%	—
Partners Fund Advisor Class	1.14%		1.14%		1.15%		1.23%	1.24%	—
Partners Fund Institutional Class	.65%		.65%		.96	%(2)	—	—	—
Real Estate Fund Trust Class	1.87%		1.59%		1.90%		1.86%	1.93%	2.19%
Regency Fund Investor Class	1.14%		1.08%		1.12%		1.20%	1.49%	1.57%
Regency Fund Trust Class	1.38%		1.31%		1.32%		1.39%	1.66%	1.82%
Select Equities Fund Institutional Class(6)	35.12%		—		—		—	—	—
Select Equities Fund Class A(6)	38.05%		—		—		—	—	—
Select Equities Fund Class C(6)	38.79%		—		—		—	—	—
Small and Mid Growth Fund Trust Class	2.60%		3.66	%(3)	—		—	—	—
Small Cap Growth Fund Investor Class	1.52%		1.76%		1.86%		1.90%	1.77%	1.83%
Small Cap Growth Fund Trust Class	1.87%		2.22%		2.47%		2.50%	2.17%	2.26%
Small Cap Growth Fund Advisor Class	2.10%		2.58%		3.24%		4.58%	6.28%	4.27%
Socailly Responsive Fund Institutional Class	.83	%(8)	—		—		—	—	—

  (1)  Period from August 1, 2006 to August 31, 2006

  (2)  Period from June 7, 2006 to August 31, 2006

  (3)  Period from September 5, 2006 to August 31, 2007

  (4)  Period from October 6, 2006 to August 31, 2007

  (5)  Period from April 19, 2007 to August 31, 2007

  (6)  Period from December 20, 2007 to February 29, 2008

  (7)  Period from October 2, 2007 to February 29, 2008

  (8)  Period from November 28, 2007 to February 29, 2008.

Notes to Financial Highlights Equity Funds (cont'd)

^^  After utilization of the Line of Credit by International Institutional and reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2008	2007	2006	2005
International Institutional Fund Institutional Class	1.11%	1.12%	1.20%	2.90	(1)

  (1)  Period from June 17, 2005 to August 31, 2005

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2008	2007	2006	2005	2004	2003
Fasciano Fund Advisor Class	—	—	—	—	—	1.75%
Genesis Fund Institutional Class	—	—	.84%	.85%	—	—
International Fund Investor Class	—	—	1.24%	—	1.57%	—
International Fund Trust Class	—	—	1.32%	—	1.93%	—
Partners Fund Institutional Class	—	.64%	—	—	—	—
Regency Fund Investor Class	—	—	—	1.18%	1.42%	—

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

‡‡  Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, and for the period ended February 29, 2008 for International Large Cap and Socially Responsive.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A and Class C Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP

1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Resp onsive Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to resp ond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution rece ived by each Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Funds and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the performance of each Fund, relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management has incurred a loss in previous years on Neuberger Berman Century Fund, Neuberger Berman International Institutional, Neuberger Berman International Large Cap Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small and Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on March 22, 2007 and June 21, 2007, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") between Management and each of Neuberger Berman Global Real Estate Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as each Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management and investment research personnel who perform services for the Funds. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for each Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to each Fund.

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Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/08

Neuberger Berman Equity Funds®

Supplement to Semi-Annual Report dated February 29, 2008.

Neuberger Berman Century Fund:

Investor Class

The following disclosure was omitted from page 212 of the Semi-Annual Report dated February 29, 2008:

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Century Fund (the “Fund”) was held on November 27, 2007. Shareholders voted on the following matter:  to change the classification of the Fund from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940 and make a corresponding change in the Fund's fundamental investment limitations.

Proposal – To change the fund's classification from "diversified" to "non-diversified" and to make a corresponding change in the fund's fundamental investment limitations.

Votes For	623,266.531
Votes Against	56,552.637
Abstentions	23,771.338
Broker Non-Votes	–

The date of this supplement is February 29, 2008.

NEUBERGER BERMAN

A Lehman Brothers Company

Neuberger Berman Management, Inc.

605 Third Avenue  2nd Floor

New York, NY  10158-0180

Shareholder Services

800.877.9700

Institutional Services

800.366.6264

www.nb.com

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed on May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: April 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: April 14, 2008

By: John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: April 14, 2008